united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 06/30/16

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2016

Global Atlantic Portfolios
Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Class II shares

Each a series of the Forethought Variable Insurance Trust
Distributed by Northern Lights Distributors, LLC
Member FINRA

On May 2, 2016, Global Atlantic Financial Group, the ultimate parent company of the Portfolios’ investment adviser, unified its businesses under the Global Atlantic brand. As a result, effective April 29, 2016, each Portfolio’s name changed to replace “FVIT” with “Global Atlantic.”

Dear Shareholders/Contract Owners:	unaudited

Thank you for investing in the Global Atlantic Portfolios. We are pleased to present our semi-annual shareholder letter which highlights your Portfolio’s performance and other pertinent information for the six months ended June 30, 2016.

The first quarter began with weaker than expected economic data, resulting in heightened global growth fears. When compared to their 52-week highs, major domestic equity indices fell into correction territory (down 10% or more), international equities declined into bear market territory (down 20% or more), commodities dropped, credit spreads widened significantly, volatility spiked, while gold and government bonds rallied as investors took a “risk off” position. The first quarter finished, however, with a sharp rally, as equity markets and commodity prices (most notably oil) were driven by modestly better economic data and a view that the U.S. Federal Reserve (the “Fed”) would delay the beginning, and perhaps slow the pace, of monetary tightening. In the second quarter, economic data remained largely mixed and equity markets traded sideways for much of the quarter. However, Great Britain’s largely unexpected vote to leave the European Union (Brexit) caused volatility to spike rapidly, equity markets to sell off quickly (followed by a partial recovery), and government bonds to rally during the last week of June.

Domestic equity returns were positive in the first six months of 2016. The S&P MidCap 400 led with a return of 7.93%, followed by the S&P 500 at 3.84% and the Russell 2000 at 2.22%. International equity markets (in U.S. dollar terms), as measured by the MSCI EAFE, declined -4.42% during the first six months of 2016. More specifically within international equities, the EuroStoxx 50 fell -8.18%, the Nikkei 225 declined -18.20%, while the MSCI Emerging Markets rose 6.41% during the period, benefitting from stronger commodity prices and a delay in U.S. interest rate hikes.

Domestic fixed income markets were positive during the period, with the Barclays Agg Bond outperforming the S&P 500. Within fixed income, high yield outperformed investment grade, largely owing to a rally in oil prices. Government bond yields fell significantly during the period, particularly following the Brexit vote, as evidenced by the U.S. 10-Year Treasury reaching 1.47% on June 30, 2016 versus 2.27% on December 31, 2015. Furthermore, Fitch Ratings reported (on June 29, 2016) that $11.7 trillion of global sovereign debt was trading at negative yields. Commodities in general rose over the first six months of 2016, with the S&P GSCI posting a positive return of 9.86%.

Our outlook for the second half of 2016 is cautious. Global monetary policies remain accommodative and market expectations for the number of interest rate increases from the Fed have declined. Weaker than expected global growth data has resulted in lower market expectations regarding gross domestic product (“GDP”) growth around the world and the result of the Brexit vote may lead to further reductions. On a positive note, domestic fixed income credit spreads have not widened meaningfully following the Brexit vote, in contrast to the January-February 2016 timeframe, which we believe suggests that investor fear may not have reached a similar level as it did earlier this year. That said, we believe that the U.S. economy is less dependent on global growth and as a result, will continue to grow at a modest pace.

The following pages contain management’s discussion of recent Portfolio performance.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President and Co-Portfolio Manager	Vice President, Co-Portfolio Manager
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Porftolio[1]	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	S&P Target Risk Growth Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk Aggressive Index
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	S&P Target Risk Growth Index

[1]	Prior to April 29, 2016 the Portfolios were known as follows:

Portfolio
FVIT American Funds® Managed Risk Portfolio
FVIT Balanced Managed Risk Portfolio
FVIT BlackRock Global Allocation Managed Risk Portfolio
FVIT Franklin Dividend and Income Managed Risk Portfolio
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
FVIT Growth Managed Risk Portfolio
FVIT Moderate Growth Managed Risk Portfolio
FVIT PIMCO Tactical Allocation Portfolio
FVIT Select Advisor Managed Risk Portfolio
FVIT Wellington Research Managed Risk Portfolio

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC (formerly Forethought Investment Advisors, LLC prior to March 30, 2016) and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. Portfolio holdings are subject to change at any time and should not be considered investment advice. Each sub-adviser is unaffiliated with Global Atlantic Investment Advisors, LLC. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

Index Definitions:

S&P Target Risk Conservative Index An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return

S&P Target Risk Moderate Index An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Barclays US Aggregate Bond Index (“Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

BofA ML High Yield Cash Pay MV USI Index (BofA ML US High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Euro Stoxx 50 Index. (“Euro Stoxx 50”) An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index. (“FTSE 100”) A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Nikkei 225 Index. (“Nikkei 225”) A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P Midcap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held US common stocks. Frequently used as a measure of US stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

▪	Global Atlantic Portfolio Reviews	1-30

▪	Financial Statements:

	Portfolio of Investments	31 - 72

	Statements of Assets and Liabilities	73 - 77

	Statements of Operations	78 - 82

	Statements of Changes in Net Assets	83 - 89

▪	Financial Highlights	90 - 103

▪	Notes to Financial Statements	104 - 134

▪	Expense Examples	135 - 136

▪	Supplemental Information	137 - 140

▪	Proxy Voting Policy	141 - 142

▪	Portfolio Holdings	146

Global Atlantic American Funds® Managed Risk Portfolio
(formerly FVIT American Funds® Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 2.93% compared to a benchmark return of 4.38%, a difference of -145 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark was a meaningful detractor during the first six months of the year as bonds outperformed stocks. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period, while the Portfolio’s underlying fund selection within international equities posted a positive return versus the benchmark’s allocation which posted a negative return.

Within fixed income, the American Funds Insurance Series Bond Fund modestly underperformed the fixed income portion of the benchmark due to shorter duration and an underweight to government securities relative to the fixed income portion of the benchmark. This relative position contributed negatively to performance most notably ear the end of June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and only had nominal exposure to emerging market equities versus the benchmark. While the Portfolio was underweight international equities for the entirety of the period, Brexit prompted a further reduction in international equity exposure owing to the significant degree of uncertainty that has been created over the near to medium term. We believe that the U.S. economy, albeit growing slowly, continues to be amongst the healthiest of developed markets and is less dependent on global growth than most developed international and emerging market economies. The Portfolio remained underweight fixed income vis-à-vis the benchmark.

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	2.93%	0.02%	3.58%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	3.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	59.7%
Variable Insurance Trusts - Debt Funds	29.8%
Money Market Fund	5.3%
Other Assets Less Liabilities - Net	5.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Balanced Managed Risk Portfolio
(formerly FVIT Balanced Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 2.53% compared to a benchmark return of 4.78%, a difference of -225 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark was a meaningful detractor during the first six months of the year as bonds outperformed stocks. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period, particularly, near the end of the June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and only had negligible exposure to emerging market equities versus the benchmark. While the Portfolio was underweight international equities for the entirety of the period, Brexit prompted a further reduction in international equity exposure owing to the significant degree of uncertainty that has been created over the near to medium term. We believe that the U.S. economy, albeit growing slowly, continues to be amongst the healthiest of developed markets and is less dependent on global growth than most developed international and emerging market economies. The Portfolio remained underweight fixed income vis-à-vis the benchmark.

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	2.53%	0.75%	3.55%
S&P Target Risk® Conservative Index (Total Return)	4.78%	3.42%	3.25%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.03% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	44.9%
Exchange Traded Debt Funds	47.3%
Money Market Fund	1.8%
Other Assets Less Liabilities - Net	6.0%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
(formerly FVIT BlackRock Global Allocation Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -2.89% compared to a benchmark return of 4.38%, a difference of -727 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings include cash, a money market fund, and futures contracts. BlackRock Global Allocation V.I. Fund significantly underperformed the S&P Target Risk Moderate Index during the period.

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June (Brexit), saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	(2.89)%	(8.37)%	(1.33)%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	3.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Asset Allocation Fund	95.6%
Money Market Fund	0.0%
Other Assets Less Liabilities - Net	4.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
(formerly FVIT Franklin Dividend and Income Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio’s equity sleeve is subadvised by Franklin Advisory Services, LLC (“Franklin”), the fixed income sleeve is managed by the Advisor, while the Managed Risk Component is subadvised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 6.34% compared to a benchmark return of 4.38%, a positive difference of 196 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Franklin employs a bottom-up stock selection process for the equity portion of the Portfolio whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the portfolio frequently contains sector and security allocations that maybe significantly different from those of the index. With respect to the equity sleeve’s performance versus the S&P 500 (gross of fees), an overweight position and stock selection in the materials sector, and an underweight position and stock selection in the financial sector contributed to performance. Stock selection in the health care sector also aided performance. Shares of Albemarle Corporation, a specialty and fine chemicals producer, rebounded strongly over the period, as general economic concerns waned and the company continued to report solid results over the period. Although the company’s 2016 outlook was more cautious than expected, the stock was supported by ongoing strength in a key business and expectations for a significant improvement in free cash flow generation. In addition, Albemarle Corporation reported that it had signed a memorandum of understanding with the Chilean government to significantly increase lithium production over a longer timeline. The company has had 22 consecutive years of dividend increases.

Medical products manufacturer Stryker Corporation experienced a share price increase due to strong quarterly results. The company’s revenue growth was solid across all segments. Franklin believes that future growth drivers include the rollout of Stryker-branded implants on its robotic surgery platform, greater penetration in Europe and expansion in the trauma, extremities and neurotechnology categories. The company has had 23 consecutive years of dividend increases.

Shares of Johnson & Johnson, a diversified healthcare products manufacturer, rose due to solid earnings reports. Revenue growth from its pharmaceutical and over-the-counter divisions were strong. Franklin believes operating margins in 2016 should be boosted by restructuring the underperforming medical devices division and by a broad-based cost reduction program. The company has had 54 consecutive years of dividend increases.

A lack of exposure to the telecommunication services and utilities sectors detracted from the Portfolio’s relative performance, as well as stock selection in the consumer staples sector. Shares of Perrigo Company plc (“Perrigo”), a specialty pharmaceuticals manufacturer, fell due to news of the departure of its chief executive officer and a concurrent reduction in earnings guidance. Margins for the company’s prescriptions segment were hurt by an unusual spike in approvals for competitor drugs. Franklin believes margins will likely recover as Perrigo’s own drugs gain approval and with new management’s focus on improving operational efficiency at its recently acquired, underperforming European subsidiary. The company has had 14 consecutive years of dividend increases.

Roper Technologies Inc., a diversified industrial company, experienced an abrupt decline in share price early in the period caused by concerns related to the company’s exposure to challenged oil and gas markets, weaker-than-expected quarterly results and broader industrial market weakness. However, management commented that they believe that these headwinds are manageable and are expected to be more than offset by strong growth in the majority of its business over the coming year. The company has had 23 consecutive years of dividend increases.

Shares of Bunge, a global agribusiness company, were volatile due to fluctuating weather conditions in South America and their anticipated impact on harvests. Franklin believes these conditions could result in dislocations in global crop supplies in the second half of 2016, which Bunge could capitalize on by leveraging its North American operations. The company has had 16 consecutive years of dividend increases.

The Franklin Templeton Total Return Fund, the Advisor’s primary investment for the fixed income sleeve of the Portfolio, underperformed the fixed income portion of the benchmark during the period. This underperformance was due to shorter duration and an underweight to government securities relative to the fixed income portion of the benchmark. This relative position contributed negatively to performance most notably near the end of June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy, sub-advised to Milliman, helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period-end, in the equity sleeve, the Portfolio’s largest sector concentrations were in industrials, healthcare and consumer staples. From a company standpoint, the Portfolio’s largest holdings were in Roper Technologies Inc. (2.66%), Albemarle Corporation (2.66%), Microsoft (2.52%), Honeywell International (2.36%), and Medtronic (2.32%). Positions including Microsoft, Walgreens Boots Alliance (1.21%), and the aforementioned Perrigo (0.77%) were increased during the period, while positions including Texas Instruments (1.43%), Johnson & Johnson (2.05%), and Air Products and Chemicals (2.23%) were reduced during the period. The Portfolio did not initiate any new positions during the period and exited a position held in California Resources Corporation, which the Portfolio received as a spinoff from Occidental Petroleum Corporation. (Portfolio holdings are subject to change at any time and should not be considered investment advice).

The Portfolio remained underweight fixed income vis-à-vis the benchmark and the fixed income sleeve of the Portfolio was primarily invested in fixed income investment grade securities through the Franklin Templeton Total Return Fund.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	6.34%	0.03%	2.02%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	2.65%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	69.8%
Mutual Fund - Debt Fund	24.2%
Money Market Fund	2.9%
Other Assets Less Liabilities - Net	3.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
(formerly FVIT Goldman Sachs Dynamic Trends Allocation Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is subadvised to Goldman Sachs Asset Management, L.P. (GSAM).

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 2.85% compared to a benchmark return of 4.78%, a difference of -193 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across broad U.S. and other developed equity markets and U.S. fixed income markets, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods. During the first quarter of 2016, highly variable month-to-month asset class returns generally made trend-following less profitable. However, during the second quarter of 2016, continued trends in the strength of U.S. equity and fixed income markets benefited the Portfolio’s performance.

Relative to the S&P Target Risk Conservative benchmark, the Portfolio’s greater allocation to equities detracted from returns. Over the course of the reporting period, falling bond yields on the back of continued quantitative easing across Europe and Japan have boosted fixed income performance. Yields fell further in June 2016 after the British referendum to leave the European Union (Brexit) passed and investors sought safe haven assets to minimize exposure to geopolitical uncertainty. While European and Japanese equities also suffered as a result of the vote, the Portfolio did not hold any international equity exposure in June and thus experienced less of the negative market repercussions of the vote.

Of the Portfolio’s equity exposures, Japanese and European equity positions detracted most significantly. The Portfolio’s options holdings also detracted from performance in the first half of 2016. This stemmed primarily from written call options that detracted during the month of March 2016 as global equity markets rebounded. These written call options offset part of the Portfolio’s upside. Conversely, the put options purchased benefited the Portfolio as markets, particularly Japanese and European equities, fell during the first two months of 2016.

How was the Portfolio positioned at period end?

As of June 30, 2016, the Portfolio had approximately 40% of its assets invested in U.S. equities, split between 30% U.S. large-cap equities and 10% U.S. mid-cap equities. Within international equity, the Portfolio held a 10% position in UK equities at period end. Furthermore, the Portfolio was allocated 50% to U.S. fixed income. Going forward, GSAM intends to position the Portfolio to provide exposure to price momentum from underlying asset classes, while managing the volatility, or risk, of the overall Portfolio. In general, the Portfolio seeks to maintain between 50% - 70% of its assets in developed equity investments and 30% - 50% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum. GSAM aims to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of using hedge instruments to reduce the downside risk of the Portfolio’s equity and fixed income investments. As of period end, GSAM maintained a hedge overlay across the Portfolio’s U.S. and UK equity exposures.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	2.85%	(1.18)%	(2.12)%
S&P Target Risk® Conservative Index (Total Return)	4.78%	3.42%	1.52%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S Treasury Note	43.6%
Exchange Traded Equity Funds	38.3%
U.S. Government Agency Securities	6.6%
Purchased Options	0.1%
Money Market Fund	10.5%
Other Assets Less Liabilities - Net	0.9%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio
(formerly FVIT Growth Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of -0.91% compared to a benchmark return of 3.55%, a negative difference of 446 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark was a meaningful detractor during the first six months of the year as bonds outperformed stocks. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period, particularly, near the end of the June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and only had negligible exposure to emerging market equities versus the benchmark. While the Portfolio was underweight international equities for the entirety of the period, Brexit prompted a further reduction in international equity exposure owing to the significant degree of uncertainty that has been created over the near to medium term. We believe that the U.S. economy, albeit growing slowly, continues to be amongst the healthiest of developed markets and is less dependent on global growth than most developed international and emerging market economies. The Portfolio remained underweight fixed income vis-à-vis the benchmark.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	(0.91)%	(5.83)%	(0.69)%
S&P Target Risk® Growth Index (Total Return)	3.55%	0.82%	3.03%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.04% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	77.7%
Exchange Traded Debt Funds	14.2%
Money Market Fund	0.0%
Other Assets Less Liabilities - Net	8.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic Moderate Growth Managed Risk Portfolio
(formerly FVIT Moderate Growth Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 1.76% compared to a benchmark return of 4.38%, a negative difference of 262 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark was a meaningful detractor during the first six months of the year as bonds outperformed stocks. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period.

Within fixed income, the Portfolio had a shorter duration and was underweight U.S. Treasuries relative to the benchmark, which detracted from performance during the period, particularly, near the end of the June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and only had negligible exposure to emerging market equities versus the benchmark. While the Portfolio was underweight international equities for the entirety of the period, Brexit prompted a further reduction in international equity exposure owing to the significant degree of uncertainty that has been created over the near to medium term. We believe that the U.S. economy, albeit growing slowly, continues to be amongst the healthiest of developed markets and is less dependent on global growth than most developed international and emerging market economies. The Portfolio remained underweight fixed income vis-à-vis the benchmark.

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	1.76%	(1.42)%	1.87%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	2.65%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.03% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	58.4%
Exchange Traded Debt Funds	33.1%
Money Market Fund	1.3%
Other Assets Less Liabilities - Net	7.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic PIMCO Tactical Allocation Portfolio
(formerly FVIT PIMCO Tactical Allocation Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is subadvised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 2.54% compared to a benchmark return of 4.38%, a difference of negative 184 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The New Year was marked by global growth concerns stemmed from China’s yuan devaluation and the selloff in crude oil, which soured market sentiment and heightened volatility. The Portfolio started the year de-risked, where equity exposure was below benchmark, as volatility, measured the CBOE Volatility Index (VIX), spilled into 2016. Towards the second half of the first quarter, volatility subsided and the Portfolio gradually re-risked at the beginning of February, positioning the Portfolio at the high end of its 50%-75% equity exposure range by mid-month. For the remainder of the period, the Portfolio continued its “risk-on” posture with an overweight to equities relative to the benchmark despite a brief period of volatility leading up to and following Great Britain’s vote to leave the European Union (Brexit). Dynamic equity adjustments as well as an overweight to equities was positive for relative performance as U.S. equities ended the period higher. However, a focus on developed market equities detracted as emerging market and Asia-Pacific region equities outperformed their European counterparts. The Portfolio’s investment in S&P 500 put options, used to hedge against equity market shocks, was negative for performance as U.S. equities rebounded after a market selloff early in the year and ended the period higher.

The Portfolio’s fixed income allocations were negative relative to its benchmark. The Portfolio’s duration in U.S. fixed income securities was in-line with the benchmark for most of the period, which was positive for absolute returns and about neutral for relative returns. However, a defensive U.K. interest rate posture detracted as yields compressed significantly sparked by a Brexit surprise. A tactical allocation to sovereign exposure in the Eurozone added to performance as yields rallied in concert with the U.K. An underweight to credit spread detracted from performance, as index spreads narrowed. A tactical short to the Japanese Yen was negative for performance as the currency drove higher versus the dollar. Exposure to Treasury Inflation-Protected Securities (TIPS) detracted from returns, as expectations for future inflation fell.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark amid subdued volatility. Within equities, the Portfolio was overweight U.S. large cap, equal weight international developed, and underweight emerging markets. Within fixed income, the Portfolio remained slightly underweight to about neutral on interest rate risk as the U.S. economy remains on solid footing despite global growth and political uncertainty. The Portfolio continued to emphasize diversified sources of return. Last, PIMCO continued to maintain the Portfolio’s long-dollar positioning, though at lower levels than in recent months and against a broader basket of currencies

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	2.54%	(0.59)%	(1.95)%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	0.75%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.18% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	26.7%
Mortgage Backed Securities	26.3%
Corporate Bonds	20.9%
U.S. Treasury Securities	19.1%
Collateralized Mortgage Obligations	6.3%
Asset Backed Securities	4.0%
Mortgage Backed Securities	2.5%
Purchased Options on indices	1.9%
Purchased Options on futures	0.0	% *
Short-Term Investments	14.5%
Other Assets Less Liabilities - Net	(22.2)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic Select Advisor Managed Risk Portfolio
(formerly FVIT Select Advisor Managed Risk Portfolio)
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income components are managed by the Advisor while the Managed Risk Strategy is subadvised to Milliman Financial Risk Management.

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 2.35% compared to a benchmark return of 4.38%, a negative difference of 203 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark was a meaningful detractor during the first six months of the year as bonds outperformed stocks. Within equities, an overweight to U.S. equities versus the benchmark contributed positively to performance during the period, while the Portfolio’s underlying fund selection within international equities posted a positive return versus the benchmark’s allocation which posted a negative return.

Within fixed income, the MFS Total Return Bond Fund modestly underperformed the fixed income portion of the benchmark due to shorter duration and an underweight to government securities relative to the fixed income portion of the benchmark. This relative position contributed negatively to performance most notably ear the end of June when a flight to quality occurred following Great Britain’s vote to leave the European Union (Brexit).

While the managed risk strategy helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June, saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and only had nominal exposure to emerging market equities versus the benchmark. While the Portfolio was underweight international equities for the entirety of the period, Brexit prompted a further reduction in international equity exposure owing to the significant degree of uncertainty that has been created over the near to medium term. We believe that the U.S. economy, albeit growing slowly, continues to be amongst the healthiest of developed markets and is less dependent on global growth than most developed international and emerging market economies. The Portfolio remained underweight fixed income vis-à-vis the benchmark.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	2.35%	(1.15)%	3.34%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	3.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	52.7%
Variable Insurance Trusts - Debt Fund	21.3%
Exchange Traded Equity Funds	14.8%
Money Market Fund	6.0%
Other Assets Less Liabilities - Net	5.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Wellington Research Managed Risk Portfolio
(formerly FVIT Wellington Research Managed Risk Portfolio)
Portfolio Review

June 30, 2016

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The equity and fixed income strategies are subadvised by Wellington Management Company LLP (“Wellington Management”) while the Managed Risk Component is subadvised by Milliman Financial Risk Management, LLC (“Milliman”).

How did the Portfolio perform during the period?

During the first six months of 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 1.59% compared to a benchmark return of 4.38%, a difference of -279 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark contributed negatively to performance during the period. During the period, the equity portion of the Portfolio underperformed the S&P 500 (gross of fees). Underperformance was primarily driven by security selection within the financials, information technology, and consumer staples sectors. Relative returns within the financials sector were particularly weighed down by stock selection within insurance companies and banks. These negative results were partially offset by stronger selection within the industrials, health care, and consumer discretionary sectors. Within these sectors, media companies and health care providers and services were most additive to relative performance.

In the equity portion of the Portfolio, exposure to Santander Consumer (0.41%) (financials) and Bank of America (0.87%) (financials) weighed on relative results during the period. Although the market environment was a headwind for the financials sector, Wellington Management believes the market is overly focused on how macro data points may impact companies like Santander Consumer in the short-term and underappreciates the company’s ability to execute in a highly profitable industry longer-term. The Portfolio continued to own the stock. Wellington Management also sees a very attractive valuation and multiple profit improvement drivers in Bank of America and continued to hold a position. In addition to the detractors mentioned above, not holding several strong-performing S&P 500 constituents including ExxonMobil (energy), AT&T Inc. (telecommunication services), and Verizon Communications Inc. (telecommunication services) detracted from relative performance.

Top contributors to relative performance of the equity portion of the Portfolio during the period included US-based oil and gas exploration and production company Newfield Exploration Company (0.54%) (energy) and US-based professional services firm Marsh & McLennan Companies (0.60%) (financials). Newfield Exploration Company reported strong results in the beginning of the period and increased production guidance and planned drilling activity, which drove the stock price higher. Marsh & McLennan Companies’ stock was up during the period after the company announced stronger than expected earnings results. Not holding benchmark constituent Citigroup Inc. (financials), which declined over 17% during the period, also aided relative performance.

The fixed income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index (gross of fees) during the period. Security selection and sector allocation both contributed to outperformance. Security selection within investment grade credit, particularly within industrials issuers, contributed most to relative results. Overweight positioning to asset backed securities, particularly the Portfolio’s out-of-Barclays U.S. Aggregate Bond Index position in collateralized loan obligations (CLOs), also contributed positively. During most of the period, the fixed income portion of the Portfolio was positioned with a modestly short duration bias which detracted from relative results as Treasury yields decreased across the curve during the period.

While the managed risk strategy, sub-advised to Milliman, helped to significantly reduce both the level of volatility and the magnitude of the drawdowns in January and February, the nature of the market’s path during the full period resulted in the managed risk strategy detracting from performance during the period. The first quarter began with weaker than expected economic data, heightening global growth fears. Major U.S. equity indices fell 9%-13%, major international equity indices were down 10%-15%, commodities dropped, credit spreads widened significantly, and volatility spiked, while gold and government bonds rallied as investors took a risk off position. Nearly as quickly as the markets turned negative however, a sharp rally occurred from mid-February to mid-March that all but erased the concerns investors expressed earlier in the quarter. The period that followed, through to the day prior to Great Britain’s vote to leave the European Union in late June (Brexit), saw relatively low volatility. The largely unexpected result of the Brexit vote on June 23, 2016, however, saw major U.S. equity indices decline 3.6%-5.5% and major international equity indices fall 6.1%-12.8% in just three days. Over the next two days, major U.S. and international equity indices recovered 30%-50% of this decline. In markets where volatility exhibits this type of behavior, greater levels of hedging may be required to meet the Portfolio’s investment objective of managing volatility and downside risk. During the periods discussed, the managed risk strategy materially reduced the net equity exposure of the Portfolio as volatility increased and gradually increased net equity exposure as markets recovered and volatility began to decline. While the managed risk strategy responded as designed, the exceptionally quick nature of the declines and recoveries of the equity markets meant that the benefit of protection provided by the strategy was outweighed by its cost during the period.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. The equity portion of the Portfolio is generally industry-neutral, designed to add value through fundamental, bottom-up security analysis. The Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the S&P 500. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage.

At the end of the period, the fixed income portion of the Portfolio was positioned with a slightly long duration bias. The Portfolio continued to be moderately pro-cyclically positioned in credit markets. Within spread sectors, the Portfolio was positioned with an overweight to the securitized sector, particularly asset-backed and commercial mortgage-backed securities, as the Wellington Management believes that consumer should benefit from improving labor and housing market. The Portfolio is positioned with an underweight to agency mortgage-backed securities as Wellington Management expects more volatility in the sector with a diminished role for the U.S. Federal Reserve.

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2016 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	1.59%	0.22%	5.50%
S&P Target Risk® Moderate Index (Total Return)	4.38%	2.55%	3.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.22% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	59.5%
Corporate Bonds	10.6%
U.S. Treasury Securities	10.0%
Mortgage Backed Securities	8.4%
Asset Backed Securities	3.5%
Exchange Traded Equity Fund	3.1%
Commercial Mortgage Backed Securities	1.1%
Municipal Securities	0.7%
Sovereign Debt	0.3%
Preferred Stocks	0.0	% *
Money Market Fund	2.6%
Other Assets Less Liabilities - Net	0.2%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

*	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the two months ended June 30, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 1.00% compared to a benchmark return of 1.48%, lagging the benchmark by -48 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio benefitted from being underweight equities relative to the benchmark. Within equities, the Portfolio was underweight international equities relative to the benchmark, which was beneficial during the period as foreign, developed market equities sold off on the news of Great Britain’s vote to leave the European Union (Brexit). The performance of the Portfolio’s international allocation, however, lagged the international portion of the benchmark by -1.66% due primarily to poor performance from the underlying international growth fund. That underlying fund had a significant overweight to European equities, which were hit particularly hard by the Brexit vote. The Portfolio was overweight domestic equities relative to the benchmark, which benefitted Portfolio returns as domestic equities outpaced global equities and the Portfolio’s domestic equity exposure performed in line with the benchmark.

The Portfolio benefited from being overweight fixed income relative to the benchmark. Within fixed income, all three of the underlying domestic fixed income funds lagged the domestic fixed income portion of the benchmark. The Portfolio’s domestic fixed income allocation generated approximately 1.62%, while the domestic index returned 2.20%. The Portfolio was hurt by a relative underweight to government issues and a relative overweight to mortgages and other structured credit. The Portfolio had a duration that was mildly short of the benchmark, which, coupled with an underweight to U.S. Treasuries relative to the benchmark, contributed negatively to performance during the period, particularly near the end of June when a flight to quality occurred following the Brexit result.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, the Portfolio was underweight international fixed income while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and had only negligible exposure to emerging market equities versus the benchmark.

There were no target allocation changes between the April 29, 2016 launch of the Portfolio and period end.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the period ended June 30, 2016 as compared to its benchmark:

Annualized
Performance
Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	1.00%
S&P Target Risk® Moderate Index (Total Return)	1.49%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.19% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	19.8%
Variable Insurance Trusts - Debt Funds	41.2%
Exchange Traded Equity Funds	18.0%
Exchange Traded Debt Funds	19.6%
Money Market Fund	1.5%
Other Assets Less Liabilities - Net	(0.1)%
100.1%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the two months ended June 30, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 0.50% compared to a benchmark return of 1.10%, lagging the benchmark by -60 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio benefitted from being overweight fixed income during the period. Within fixed income, the Portfolio was overweight U.S. dollar (USD) hedged international fixed income relative to the benchmark during the period, which was beneficial as falling foreign bond yields drove up bond prices on the news of Great Britain’s vote to leave the European Union (Brexit). The Portfolio’s international fixed income allocation performed in line with international fixed income portion of the benchmark. Domestically, all three of the underlying fixed income funds lagged the domestic fixed income portion of the benchmark. The Portfolio’s domestic fixed income allocation generated approximately -1.65%, while the domestic index returned 2.20%. The Portfolio was hurt by a relative underweight to government issues and a relative overweight to mortgages and other structured credit. The Portfolio had a duration that was mildly short of the benchmark, which, coupled with an underweight to U.S. Treasuries relative to the benchmark, contributed negatively to performance during the period, particularly near the end of June when a flight to quality occurred following the Brexit result.

The Portfolio benefitted from being underweight equities during the period. Within equities, the Portfolio was underweight domestic equities and mildly overweight foreign equities. While the Portfolio’s domestic equity allocation performed in line with the benchmark allocation to domestic equities, the Portfolio’s international allocation lagged the international portion of the benchmark by 1.75% due primarily to poor performance from the underlying international growth fund. That underlying fund had a significant overweight to European equities, which were hit particularly hard by the Brexit vote.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight fixed income relative to the benchmark and within fixed income, underweight domestic fixed income. The Portfolio was underweight equities, and within equities, the Portfolio continued to be underweight U.S. equities versus the benchmark while international equity exposure was roughly in line with the benchmark.

There were no target allocation changes between the April 29, 2016 launch of the Portfolio and period end.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the period ended June 30, 2016 as compared to its benchmark:

Annualized
Performance
Since Inception**
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Class II	0.50%
S&P Target Risk® Growth Index (Total Return)	1.10%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.28% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Debt Funds	28.9%
Exchange Traded Equity Funds	28.8%
Variable Insurance Trusts - Equity Funds	28.6%
Exchange Traded Debt Funds	12.6%
Money Market Fund	1.2%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the two months ended June 30, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Aggressive Index. The Portfolio posted a return of 0.20% compared to a benchmark return of 0.71%, lagging the benchmark by -51 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio benefitted from being underweight equities relative to the benchmark. Within equities, the Portfolio was underweight international equities relative to the benchmark, which was beneficial during the period as foreign, developed market equities sold off on the news of Great Britain’s vote to leave the European Union (Brexit). The performance of the Portfolio’s international allocation, however, lagged the international portion of the benchmark by -1.46% due primarily to poor performance from the underlying international growth fund. That underlying fund had a significant overweight to European equities, which were hit particularly hard by the Brexit vote. The Portfolio was overweight domestic equities relative to the benchmark, which benefitted Portfolio returns as domestic equities outpaced global equities and the Portfolio’s domestic equity exposure performed in line with the benchmark.

The Portfolio benefited from being overweight fixed income relative to the benchmark. Within fixed income, all three of the domestic fixed income underlying funds lagged the domestic fixed income portion of the benchmark. The Portfolio’s domestic fixed income allocation generated approximately 1.70%, while the domestic index returned 2.20%. The Portfolio was hurt by a relative underweight to government issues and a relative overweight to mortgages and other structured credit. The Portfolio had a duration that was mildly short of the benchmark, which, coupled with an underweight to U.S. Treasuries relative to the benchmark, contributed negatively to performance during the period, particularly near the end of the June when a flight to quality occurred following the Brexit result.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, the Portfolio was underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and had only negligible exposure to emerging market equities versus the benchmark.

There were no target allocation changes between the April 29, 2016 launch of the Portfolio and period end.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the period ended June 30, 2016 as compared to its benchmark:

Annualized
Performance
Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	0.20%
S&P Target Risk® Aggressive Index (Total Return)	0.71%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while maximizing opportunities for long-term capital accumulation. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	40.0%
Variable Insurance Trusts - Equity Funds	36.6%
Exchange Traded Debt Funds	12.6%
Variable Insurance Trusts - Debt Funds	9.7%
Money Market Fund	1.2%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review

June 30, 2016 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is subadvised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

The Portfolio’s inception date was April 29, 2016. For the two months ended June 30, 2016, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 0.60% compared to a benchmark return of 1.10%, lagging the benchmark by -50 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio benefitted from being underweight equities relative to the benchmark. Within equities, the Portfolio was underweight international equities relative to the benchmark, which was beneficial during the period as foreign, developed market equities sold off on the news of Great Britain’s vote to leave the European Union (Brexit). The performance of the Portfolio’s international allocation, however, lagged the international portion of the benchmark by -1.67% due primarily to poor performance from the underlying international growth fund. That underlying fund had a significant overweight to European equities, which were hit particularly hard by the Brexit vote. The Portfolio was overweight domestic equities relative to the benchmark, which benefitted Portfolio returns as domestic equities outpaced global equities and the Portfolio’s domestic equity exposure performed in line with the benchmark.

The Portfolio benefited from being overweight fixed income relative to the benchmark. Within fixed income, all three of the underlying domestic fixed income funds lagged the domestic fixed income portion of the benchmark. The Portfolio’s domestic fixed income allocation generated approximately 1.69%, while the domestic index returned 2.20%. The Portfolio was hurt by a relative underweight to government issues and a relative overweight to mortgages and other structured credit. The Portfolio had a duration that was mildly short of the benchmark, which, coupled with an underweight to U.S. Treasuries relative to the benchmark, contributed negatively to performance during the period, particularly near the end of June when a flight to quality occurred following the Brexit result.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight fixed income and underweight equities relative to the benchmark. Within fixed income, but the Portfolio was underweight international fixed income, while within equities, the Portfolio continued to be overweight U.S. equities, underweight international equities and had only negligible exposure to emerging market equities versus the benchmark.

There were no target allocation changes between the April 29, 2016 launch of the Portfolio and period end.

3594-NLD-7/28/2016

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Continued)
June 30, 2016 (Unaudited)

The Portfolio’s performance figures* for the period ended June 30, 2016 as compared to its benchmark:

Annualized
Performance
Since Inception**
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Class II	0.60%
S&P Target Risk® Growth Index (Total Return)	1.10%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 29, 2016 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	29.2%
Variable Insurance Trusts - Equity Funds	28.6%
Variable Insurance Trusts - Debt Funds	22.5%
Exchange Traded Debt Funds	18.4%
Money Market Fund	1.4%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2016.

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	VARIABLE INSURANCE TRUSTS- 89.5%
	DEBT FUND - 29.8%
5,584,683	American Funds Insurance Series - Bond Fund - Class 1	$62,548,451

	EQUITY FUNDS - 59.7%
2,933,341	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	37,312,100
1,604,920	American Funds Insurance Series - Global Growth and Income Fund - Class 1	20,125,694
360,138	American Funds Insurance Series - Growth Fund - Class 1	22,486,983
1,098,800	American Funds Insurance Series - Growth-Income Fund - Class 1	45,666,114
		125,590,891
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $200,074,555)	188,139,342

	SHORT-TERM INVESTMENTS - 5.3%
	MONEY MARKET FUND - 5.3%
11,133,829	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $11,133,829)	11,133,829

	TOTAL INVESTMENTS - 94.8% (Cost - $211,208,384)(b)	$199,273,171
	OTHER ASSETS LESS LIABILITIES - NET - 5.2%	10,872,001
	TOTAL NET ASSETS - 100.0%	$210,145,172

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $212,817,444 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$995,211
Unrealized Depreciation:	(14,539,484)
Net Unrealized Depreciation:	$(13,544,273)

See accompanying notes to financial statements.

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
84	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $6,783,840)	$(382,325)
33	MSCI Emerging Market E-Mini Future September 2016
	(Underlying Face Amount at Value $1,377,255)	(80,315)
241	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $25,187,513)	(1,095,825)
24	S&P Midcap 400 E-Mini Future September 2016
	(Underlying Face Amount at Value $3,583,200)	(175,750)
14	Russell Mini Future September 2016
	(Underlying Face Amount at Value $1,606,360)	(66,890)
	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(1,801,105)

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 92.2%
	DEBT FUNDS - 47.3%
246,462	iShares Core U.S. Aggregate Bond ETF	$27,744,227
173,318	iShares Floating Rate Bond ETF	8,773,357
87,256	iShares Intermediate Credit Bond ETF	9,711,593
		46,229,177
	EQUITY FUNDS - 44.9%
167,070	iShares Core S&P 500 ETF	35,201,649
15,132	iShares Core S&P Mid-Cap ETF	2,260,570
83,939	iShares MSCI EAFE ETF	4,684,636
14,724	iShares Russell 2000 ETF	1,692,818
		43,839,673
	TOTAL EXCHANGE TRADED FUNDS (Cost - $87,251,710)	90,068,850

	SHORT-TERM INVESTMENT - 1.8%
	MONEY MARKET FUND - 1.8%
1,778,552	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $1,778,552)	1,778,552

	TOTAL INVESTMENTS - 94.0% (Cost - $89,030,262)(b)	$91,847,402
	OTHER ASSETS LESS LIABILITIES - NET - 6.0%	5,801,277
	TOTAL NET ASSETS - 100.0%	$97,648,679

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $89,280,506 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,237,434
Unrealized Depreciation:	(670,538)
Net Unrealized Appreciation:	$2,566,896

		Unrealized
Contracts		Depreciation
	SHORT FUTURES CONTRACTS
11	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $888,360)	$(55,920)
3	Russell 2000 Index Mini September 2016
	(Underlying Face Amount at Value $374,670)	(14,540)
52	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $5,434,650)	(250,100)
3	S&P Midcap 400 E-Mini September 2016
	(Underlying Face Amount at Value $447,900)	(24,270)

	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(344,830)

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.6%
	ASSET ALLOCATION FUND - 95.6%
17,643,044	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $299,472,458)	$266,762,831

	SHORT-TERM INVESTMENTS - 0.0% *
	MONEY MARKET FUND - 0.0% *
2,788	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $2,788)	2,788

	TOTAL INVESTMENTS - 95.6% (Cost - $299,475,246)(b)	$266,765,619
	OTHER ASSETS LESS LIABILITIES -NET - 4.4%	12,243,660
	TOTAL NET ASSETS - 100.0%	$279,009,279

*	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $299,739,958 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(32,974,339)
Net Unrealized Depreciation:	$(32,974,339)

		Unrealized
Contracts		Depreciation
	SHORT FUTURES CONTRACTS
470	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $37,957,200)	$(2,149,275)
289	MSCI Emerging Market E-Mini Future September 2016
	(Underlying Face Amount at Value $12,061,415)	(634,485)
237	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $24,061,415)	(1,012,113)
106	S&P Midcap 400 E-Mini September 2016
	(Underlying Face Amount at Value $15,825,800)	(717,790)

	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(4,513,663)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS - 69.8%
	AEROSPACE/DEFENSE - 3.3%
18,970	General Dynamics Corp.	$2,641,383
35,500	United Technologies Corp.	3,640,525
		6,281,908
	AGRICULTURE - 2.6%
60,760	Archer-Daniels-Midland Co.	2,605,996
38,300	Bunge, Ltd.	2,265,445
		4,871,441
	APPAREL - 1.0%
35,640	Nike, Inc.	1,967,328

	AUTO PARTS & EQUIPMENT - 1.8%
78,600	Johnson Controls, Inc.	3,478,836

	BEVERAGES - 1.4%
24,400	PepsiCo, Inc.	2,584,936

	CHEMICALS - 7.8%
28,500	Air Products & Chemicals, Inc.	4,048,140
60,800	Albemarle Corp.	4,822,048
15,700	Ecolab, Inc.	1,862,020
34,750	Praxair, Inc.	3,905,553
		14,637,761
	COMMERCIAL SERVICES - 1.2%
12,300	Cintas Corp.	1,206,999
20,400	Matthews International Corp.	1,135,056
		2,342,055
	COMPUTERS - 1.7%
28,500	Accenture PLC	3,228,765

	COSMETICS/PERSONAL CARE - 2.6%
29,200	Colgate-Palmolive Co.	2,137,440
32,600	The Procter & Gamble Co.	2,760,242
		4,897,682
	DISTRIBUTION/WHOLESALE - 1.0%
8,100	WW Grainger, Inc.	1,840,725

	ELECTRONICS - 2.3%
36,760	Honeywell International, Inc.	4,275,923

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	FOOD - 0.9%
16,260	McCormick & Co., Inc.	$1,734,454

	HEALTHCARE-PRODUCTS - 9.0%
44,500	Abbott Laboratories	1,749,295
24,200	Becton Dickinson and Co.	4,104,078
14,800	DENTSPLY Sirona, Inc.	918,192
48,600	Medtronic PLC	4,217,022
34,200	Stryker Corp.	4,098,186
25,000	West Pharmaceutical Services, Inc.	1,897,000
		16,983,773
	HOME FURNISHINGS - 0.4%
14,700	Legget & Platt, Inc.	751,317

	INSURANCE - 1.0%
14,700	Aflac, Inc.	1,060,752
3,200	RLI Corp.	220,096
4,093	The Chubb Corp.	534,996
		1,815,844
	IRON/STEEL - 0.4%
13,610	Nucor Corp.	672,470

	MACHINERY-DIVERSIFIED - 2.6%
28,340	Roper Technologies, Inc.	4,833,670

	MEDIA - 0.8%
29,040	John Wiley & Sons, Inc.	1,515,307

	MISCELLANEOUS MANUFACTURING - 5.0%
18,580	Carlisle Cos., Inc.	1,963,534
40,900	Donaldson Co., Inc.	1,405,324
41,400	Dover Corp.	2,869,848
56,070	Pentair PLC	3,268,320
		9,507,026
	OIL & GAS - 2.5%
9,900	Chevron Corp.	1,037,817
6,500	EOG Resources, Inc.	542,230
22,300	ExxonMobil Corp.	2,090,402
13,500	Occidental Petroleum Corp.	1,020,060
		4,690,509
	OIL & GAS SERVICES - 1.6%
38,000	Schlumberger, Ltd.	3,005,040

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	PHARMACEUTICALS - 3.9%
22,560	AbbVie, Inc.	$1,396,690
30,600	Johnson & Johnson	3,711,780
15,500	Perrigo Co. PLC	1,405,385
26,900	Roche Holding AG - ADR	886,355
		7,400,210
	RETAIL - 8.4%
21,490	CVS Health Corp.	2,057,453
13,870	McDonald’s Corp.	1,669,116
32,600	Ross Stores, Inc.	1,848,094
30,300	Target Corp.	2,115,546
52,690	The Gap, Inc.	1,118,082
16,200	Tiffany & Co.	982,368
26,470	Walgreens Boots Alliance, Inc.	2,204,157
30,100	Wal-Mart Stores, Inc.	2,197,902
20,300	Yum! Brands, Inc.	1,683,276
		15,875,994
	SEMICONDUCTORS - 3.0%
47,400	Linear Technology Corp.	2,205,522
14,700	QUALCOMM, Inc.	787,479
41,300	Texas Instruments, Inc.	2,587,445
		5,580,446
	SOFTWARE - 2.4%
89,410	Microsoft Corp.	4,575,110

	TRANSPORTATION - 1.2%
20,510	United Parcel Service, Inc.	2,209,337

	TOTAL COMMON STOCKS (Cost - $123,784,313)	131,557,867

	MUTUAL FUND - 24.2%
	DEBT FUND - 24.2%
4,586,246	Franklin Templeton Total Return Fund - R6 Shares (Cost - $46,053,601)	45,633,152

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
5,437,351	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $5,437,351)	5,437,351

	TOTAL INVESTMENTS - 96.9% (Cost - $175,275,265)(b)	$182,628,370
	OTHER ASSETS LESS LIABILITIES - NET - 3.1%	5,901,164
	TOTAL NET ASSETS - 100.0%	$188,529,534

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2016 (Unaudited)

ADR - American Depositary Receipt

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $175,409,669 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$13,296,664
Unrealized Depreciation:	(6,077,963)
Net Unrealized Appreciation:	$7,218,701

		Unrealized Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
12	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $969,120)	$13,705
14	MSCI Emerging Market E-Mini Future September 2016
	(Underlying Face Amount at Value $584,290)	(3,935)
301	S&P E-Mini Future September 2016
	(Underlying Face Amount at Value $31,458,263)	(1,120,325)
8	S&P Midcap 400 E-Mini Future September 2016
	(Underlying Face Amount at Value $1,194,400)	(50,740)

	NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS	$(1,161,295)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 38.3%
	EQUITY FUNDS - 38.3%
16,098	iShares Core S&P 500 ETF			$3,391,848
8,363	SPDR S&P 500 ETF Trust			1,752,299
24,537	Vanguard S&P 500 ETF			4,716,502
	TOTAL EXCHANGE TRADED FUNDS (Cost $9,429,955)			9,860,649

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 43.6%
$10,651,000	United States Treasury Note (Cost $10,862,706)	2.13	5/15/2025	11,250,534

Contracts
	PURCHASED OPTIONS - 0.1%
25	S&P 500 Index, July 2016, Put @ $1,850			1,563
1	S&P 500 Index, July 2016, Put @ $1,875			78
1	S&P 500 Index, August 2016, Put @ $1,850			560
35	S&P 500 Index, August 2016, Put @ $1,875			23,625
3	S&P 500 Index, September 2016, Put @ $1,850			3,600
	TOTAL PURCHASED OPTIONS (Cost - $88,185)			29,426

Shares
	SHORT-TERM INVESTMENTS - 17.1%
	MONEY MARKET FUND - 10.5%
2,712,191	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)			2,712,191
Principal
Amount		Coupon Rate (%)(b)	Maturity
	U.S. GOVERNMENT AGENCY - 6.6%
$439,000	Fannie Mae Discount Notes	0.35	8/1/2016	438,869
1,267,000	Federal Home Loan Bank Discount Notes	0.35	8/24/2016	1,266,468
				1,705,337

	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,417,528)			4,417,528

	TOTAL INVESTMENTS - 99.1% (Cost - $24,798,374)(c)			$25,558,137
	OTHER ASSETS LESS LIABILITIES - NET - 0.9%			229,997
	TOTAL NET ASSETS - 100.0%			$25,788,134

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents discount rate at time of purchase.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $24,811,165 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$821,396
Unrealized Depreciation:	(59,937)
Net Unrealized Appreciation:	$761,459

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Contracts	Options Written	Value
1	S&P 500 Index, July 2016, Call @ $2,175	$(65)
1	S&P 500 Index, July 2016, Call @ $2,200	(25)
60	S&P 500 Index, July 2016, Call @ $2,225	(900)
3	S&P 500 Index, August 2016, Call @ $2,200	(637)
	TOTAL OPTIONS WRITTEN (Premiums received - $4,500)	$(1,627)

Contracts		Unrealized Depreciation
	LONG FUTURES CONTRACTS
8	Russell 2000 Mini Future September 2016
	(Underlying Face Amount at Value $917,920)	$(9,400)
21	S&P Midcap 400 E-Mini Future September 2016
	(Underlying Face Amount at Value $3,135,300)	(2,230)
		$(11,630)

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 91.9%
	DEBT FUNDS - 14.2%
355,496	iShares Core U.S. Aggregate Bond ETF	$40,018,185
246,980	iShares Floating Rate Bond ETF	12,502,128
	iShares Intermediate Credit Bond ETF	14,533,331
		67,053,644
	EQUITY FUNDS - 77.7%
1,051,591	iShares Core S&P 500 ETF	221,570,224
304,846	iShares Core S&P Mid-Cap ETF	45,540,944
1,095,748	iShares MSCI EAFE ETF	61,153,696
203,215	iShares Russell 1000 ETF	23,755,833
126,553	iShares Russell 2000 ETF	14,549,798
		366,570,495
	TOTAL EXCHANGE TRADED FUNDS (Cost - $424,865,842)	433,624,139

	SHORT-TERM INVESTMENT - 0.0% *
	MONEY MARKET FUND - 0.0% *
54,333	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a) (Cost - $54,333)	54,333

	TOTAL INVESTMENTS - 91.9% (Cost - $424,920,175)(b)	$433,678,472
	OTHER ASSETS LESS LIABILITIES - NET - 8.1%	38,141,842
	TOTAL NET ASSETS - 100.0%	$471,820,314

*	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $426,311,611 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,269,889
Unrealized Depreciation:	(7,903,028)
Net Unrealized Appreciation:	$7,366,861

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
515	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $41,591,400)	$(2,420,060)
74	Russell 2000 Mini September 2016
	(Underlying Face Amount at Value $8,490,760)	(321,640)
1,320	S&P 500 E-Mini Future September 2016
	(Underlying Face Amount at Value $137,956,500)	(5,646,000)
175	S&P Midcap 400 E-Mini Future September 2016
	(Underlying Face Amount at Value $26,127,500)	(1,158,350)
	NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS	$(9,546,050)

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 91.5%
	DEBT FUNDS - 33.1%
248,728	iShares Core U.S. Aggregate Bond ETF	$27,999,311
176,226	iShares Floating Rate Bond ETF	8,920,560
87,459	iShares Intermediate Credit Bond ETF	9,734,187
		46,654,058
	EQUITY FUNDS - 58.4%
279,302	iShares Core S&P 500 ETF	58,848,931
58,177	iShares Core S&P Mid-Cap ETF	8,691,062
212,987	iShares MSCI EAFE ETF	11,886,805
23,586	iShares Russell 2000 ETF	2,711,682
		82,138,480
	TOTAL EXCHANGE TRADED FUNDS (Cost - $125,198,504)	128,792,538

	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%
1,810,524	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a) (Cost - $1,810,524)	1,810,524

	TOTAL INVESTMENTS - 92.8% (Cost - $127,009,028)(b)	$130,603,062
	OTHER ASSETS LESS LIABILITIES - NET - 7.2%	10,173,911
	TOTAL NET ASSETS - 100.0%	$140,776,973

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $127,311,858 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,644,026
Unrealized Depreciation:	(1,352,822)
Net Unrealized Appreciation:	$3,291,204

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
63	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $5,087,880)	$(313,495)
8	Russell Mini Future September 2016
	(Underlying Face Amount at Value $917,920)	(38,120)
193	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $20,170,913)	(911,275)
20	S&P Mid-Cap 400 E-Mini September 2016
	(Underlying Face Amount at Value $2,986,000)	(148,780)

	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(1,411,670)

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares				Value
	EXCHANGE TRADED FUNDS - 26.7%
	EQUITY FUNDS - 26.7%
36,669	iShares MSCI EAFE ETF			$2,046,497
10,255	SPDR S&P 500 ETF Trust			2,148,730
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,028,017)			4,195,227

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 4.0%
$21,594	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (b)	1.73	8/25/2032	20,508
46,439	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (b)	0.60	4/25/2036	44,077
39,529	Citigroup Mortgage Loan Trust 2007-AMC1 (a)(b)	0.61	12/25/2036	24,755
23,036	Countrywide Asset-Backed Certificates (b)	0.58	12/25/2036	20,208
28,949	Countrywide Asset-Backed Certificates (b)	0.59	6/25/2047	24,365
17,275	CWABS Asset-Backed Certificates Trust 2006-17 (b)	0.60	3/25/2047	15,552
41,407	FBR Securitization Trust (b)	1.13	10/25/2035	34,905
50,000	Ford Credit Floorplan Master Owner Trust A (b)	1.04	8/15/2020	50,046
15,592	Fremont Home Loan Trust 2005-E (b)	0.69	1/25/2036	15,558
31,691	GSAMP Trust 2006-HE4 (b)	0.59	6/25/2036	27,165
10,934	Long Beach Mortgage Loan Trust 2004-2 (b)	2.07	6/25/2034	10,623
35,803	Long Beach Mortgage Loan Trust 2005-3 (b)	0.71	8/25/2045	27,411
35,866	Long Beach Mortgage Loan Trust 2006-7	0.61	8/25/2036	20,729
74,053	Nissan Auto Receivables 2016-B Owner Trust	0.63	5/15/2017	74,102
18,722	RASC Series 2004-KS10 Trust (b)	2.18	11/25/2034	16,250
100,000	SLC Student Loan Trust 2006-2 (b)	0.75	9/15/2026	97,286
57,223	SLM Student Loan Trust 2005-3 (b)	0.73	10/25/2024	56,362
18,649	Soundview Home Loan Trust 2007-WMC1 (b)	0.56	2/25/2037	6,261
19,564	Structured Asset Investment Loan Trust 2004-7 (b)	1.50	8/25/2034	18,177
29,639	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (b)	0.60	9/25/2036	23,982
	TOTAL ASSET BACKED SECURITIES (Cost - $633,597)			628,322

	CORPORATE BONDS - 20.9%
	AGRICULTURE - 0.1%
10,000	Reynolds American, Inc.	5.85	8/15/2045	12,777

	AIRLINES - 0.3%
50,000	Spirit Airlines 2015-1 Pass Through Trust A	4.10	4/1/2028	50,719

	AUTO MANUFACTURER - 1.0%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	41,203
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	20,261
100,000	General Motors Financial Co., Inc.	3.20	7/6/2021	100,159
				161,623
	BANKS - 6.1%
73,000	Bank of America Corp.	3.30	1/11/2023	75,128
44,000	Bank of America Corp.	3.88	3/22/2017	44,808
25,000	Bank of America Corp.	4.00	4/1/2024	26,682
50,000	Bank of America Corp.	5.65	5/1/2018	53,582
45,000	The Bank of Nova Scotia	1.10	12/13/2016	45,048
50,000	Citigroup, Inc.	2.65	10/26/2020	50,881
50,000	Deutsche Bank AG (b)	2.54	5/10/2019	50,494
50,000	The Goldman Sachs Group, Inc. (b)	1.32	5/22/2017	50,039

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 6.1% (Continued)
10,000	The Goldman Sachs Group, Inc.	3.75	5/22/2025	$10,444
15,000	The Goldman Sachs Group, Inc.	6.00	6/15/2020	17,116
50,000	HSBC USA, Inc. (b)	1.40	8/7/2018	49,737
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	35,782
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	27,008
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	53,928
35,000	KeyCorp.	2.90	9/15/2020	36,200
26,000	Morgan Stanley	2.13	4/25/2018	26,272
25,000	Regions Financial Corp.	3.20	2/8/2021	25,732
20,000	Royal Bank Scotland Group PLC	9.50	3/16/2022	20,793
93,000	Santander UK PLC	1.38	3/13/2017	92,911
100,000	Wachovia Corp.	5.63	10/15/2016	101,263
60,000	Wells Fargo & Co.	2.63	12/15/2016	60,503
				954,351
	BIOTECHNOLOGY - 0.6%
100,000	Amgen, Inc.	2.13	5/15/2017	100,834

	COMMERCIAL SERVICES - 0.2%
30,000	S&P Global, Inc.	2.50	8/15/2018	30,724

	COMPUTERS - 0.3%
50,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (a)	5.45	6/15/2023	51,879

	CONSUMER FINANCE - 5.2%
100,000	Bosphorus CLO	1.43	10/15/2025	111,020
2,700,000	Realkredit Danmark	1.00	1/1/2017	405,332
2,000,000	NYKREDIT	1.00	1/1/2017	300,255
				816,607
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Credit Corp. (b)	1.71	9/14/2020	50,153

	ELECTRIC - 0.2%
30,000	Duke Energy Corp.	3.05	8/15/2022	31,173

	ENVIRONMENTAL CONTROL - 0.2%
25,000	Republic Services, Inc.	3.55	6/1/2022	26,997

	FOOD - 0.7%
100,000	Wm Wrigley, Jr. Co. (a)	1.40	10/21/2016	100,152

	HEALTHCARE PRODUCTS - 0.7%
100,000	Thermo Fisher Scientific, Inc.	1.30	2/1/2017	100,074

	MUNICIPAL - 0.2%
30,000	City of Chicago IL	7.75	1/1/2042	30,455

	OIL & GAS - 0.9%
35,000	BP Capital Markets PLC	3.51	3/17/2025	36,845
20,000	Ecopetrol SA	5.38	6/26/2026	19,450
100,000	Petrobras Global Finance BV	4.38	5/20/2023	81,220
				137,515

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	PHARMACUTICALS - 1.9%
50,000	AbbVie, Inc.	1.80	5/14/2018	$50,351
50,000	AbbVie, Inc.	3.20	5/14/2026	50,649
100,000	Actavis Funding SCS	1.30	6/15/2017	99,830
100,000	Teva Pharmaceutical Finance Co. BV	2.40	11/10/2016	100,504
				301,334
	PIPELINES - 0.4%
20,000	Kinder Morgan Finance Co. LLC (a)	6.00	1/15/2018	21,044
25,000	MPLX LP (a)	4.88	6/1/2025	24,433
23,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	22,453
				67,930
	REAL ESTATE INVESTMENT TRUSTS - 0.4%
25,000	Digital Realty Trust LP	3.95	7/1/2022	26,188
30,000	Duke Realty LP	3.88	2/15/2021	31,725
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	10,168
				68,081
	SOFTWARE - 0.3%
50,000	Fidelity National Information Services, Inc.	2.85	10/15/2018	51,314

	TELECOMMUNICATIONS - 0.9%
30,000	AT&T, Inc.	2.80	2/17/2021	30,781
100,000	Vodafone Group, PLC	5.63	2/27/2017	102,803
				133,584

	TOTAL CORPORATE BONDS (Cost - $3,210,373)			3,278,276

	MORTGAGE BACKED SECURITIES - 26.3%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 26.3%
300,000	Fannie Mae TBA +	3.00	7/1/2042	311,332
1,900,000	Fannie Mae TBA +	3.50	7/1/2042	2,004,797
700,000	Fannie Mae TBA +	3.50	8/1/2042	737,187
800,000	Fannie Mae TBA +	4.00	8/1/2044	856,688
200,000	Fannie Mae TBA +	4.50	7/1/2044	218,281
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $4,106,039)			4,128,285

	COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
	AGENCY COLLATERAL - 3.0%
85,392	Government National Mortgage Association (b)	0.94	3/20/2065	85,342
97,781	Government National Mortgage Association (b)	1.04	5/20/2065	96,510
99,565	Government National Mortgage Association (b)	1.06	8/20/2065	98,322
89,755	Government National Mortgage Association (b)	1.14	10/20/2065	89,805
99,365	Government National Mortgage Association (b)	1.44	12/20/2065	100,336
				470,315
	WHOLE LOAN COLLATERAL - 3.3%
33,953	Alternative Loan Trust 2005-J12 (b)	0.72	8/25/2035	23,646
20,520	Alternative Loan Trust 2006-OA9 (b)	0.66	7/20/2046	12,394
42,793	American Home Mortgage Assets Trust 2006-2 (b)	0.64	9/25/2046	28,652
22,300	Bear Stearns ALT-A Trust 2005-8 (b)	2.79	10/25/2035	19,618
22,094	Bear Stearns ARM Trust 2005-5 (b)	2.38	8/25/2035	21,526
27,225	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (a,b)	0.70	8/25/2035	24,511
25,286	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (a,b)	0.68	10/25/2035	22,390

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	WHOLE LOAN COLLATERAL - 3.3% (Continued)
41,531	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	$41,237
24,506	First Horizon Mortgage Pass-Through Trust 2005-AR2 (b)	2.98	6/25/2035	23,267
46,566	Great Hall Mortgages No. 1 PLC (a,b)	0.78	6/18/2039	43,565
34,127	GreenPoint Mortgage Funding Trust 2006-AR2 (b)	2.44	3/25/2036	29,985
28,346	GSR Mortgage Loan Trust 2005-AR6 (b)	2.88	9/25/2035	28,390
17,327	Impac CMB Trust Series 2005-8 (b)	1.15	2/25/2036	16,030
25,140	IndyMac INDX Mortgage Loan Trust 2006-AR4 (b)	0.66	5/25/2046	20,478
6,428	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	6,107
12,835	JP Morgan Resecuritization Trust Series 2009-7 (a,b)	2.86	8/27/2037	12,702
13,693	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (b)	0.70	11/25/2035	13,152
25,329	MortgageIT Trust 2005-4 (b)	0.73	10/25/2035	21,374
27,528	RALI Series 2005-QR1 Trust	6.00	10/25/2034	28,691
20,679	Reperforming Loan REMIC Trust 2006-R1 (a,b)	0.79	1/25/2036	17,480
13,858	Structured Adjustable Rate Mortgage Loan Trust (b)	2.85	9/25/2034	13,209
27,160	Structured Adjustable Rate Mortgage Loan Trust (b)	0.75	10/25/2035	24,781
13,967	Structured Adjustable Rate Mortgage Loan Trust (b)	2.83	2/25/2034	13,632
27,602	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	2.28	4/25/2037	23,099
				529,916

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,013,540)			1,000,231

	COMMERCIAL MORTGAGE BACKED SECURITIES - 2.5%
195,947	FHLMC Multifamily Structured Pass Through Certificates (b)	1.14	9/25/2022	197,084
71,753	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18	5.44	6/12/2047	72,429
100,000	RFTI 2015-FL1 Issuer Ltd. (a,b)	2.19	8/15/2030	98,307
26,274	Wachovia Bank Commercial Mortgage Trust Series 2006-C27 (b)	5.75	7/15/2045	26,288
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $394,483)			394,108

	U.S. TREASURY SECURITIES - 19.1%
300,000	United States Treasury Inflation Indexed Note	0.13	4/15/2018	304,453
200,000	United States Treasury Inflation Indexed Note	0.13	7/15/2022	212,773
100,000	United States Treasury Inflation Indexed Note	0.38	7/15/2025	103,888
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	159,051
50,000	United States Treasury Inflation Indexed Bond	0.75	2/15/2045	51,019
175,000	United States Treasury Inflation Indexed Bond	1.75	1/15/2028	233,656
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2025	151,556
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	145,555
100,000	United States Treasury Inflation Indexed Bond	2.50	1/15/2029	141,198
100,000	United States Treasury Inflation Indexed Bond	3.63	4/15/2028	204,666
100,000	United States Treasury Bond	1.63	5/15/2026	100,070
100,000	United States Treasury Bond	2.50	2/15/2046	104,129
200,000	United States Treasury Bond	2.50	8/15/2023	216,664
200,000	United States Treasury Bond	2.88	8/15/2045	224,578
500,000	United States Treasury Bond	3.00	5/15/2045	574,707
50,000	United States Treasury Bond	4.38	11/15/2039	71,070
	TOTAL U.S. TREASURY SECURITIES (Cost - $2,864,197)			2,999,033
Contracts
	PURCHASED OPTIONS ON INDICES- 1.9%
20	S&P 500 Index, June 2017, Put @ $1,450			46,600
20	S&P 500 Index, June 2017, Put @ $1,650			86,000
20	S&P 500 Index, June 2017, Put @ $1,850			165,000
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $350,006)			297,600

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Contracts				Value
	PURCHASED OPTIONS ON FUTURES - 0.0%*
1	Euro-Bund Future, September 2016, Call @ 165.50 EUR			$2,574
1	Euro-Bund Future, September 2016, Put @ 165.50 EUR			777
	TOTAL PURCHASED OPTIONS ON FUTURES (Cost - $4,191)			3,351

Principal
Amount		Coupon Rate (%)	Maturity
	SHORT-TERM INVESTMENTS - 14.5%
	FEDERAL HOME LOAN BANK - 6.4%
$100,000	Federal Home Loan Bank Discount Notes	3.00	8/3/2016	99,972
100,000	Federal Home Loan Bank Discount Notes	0.32	8/5/2016	99,969
100,000	Federal Home Loan Bank Discount Notes	0.32	8/10/2016	99,965
100,000	Federal Home Loan Bank Discount Notes	0.33	8/12/2016	99,962
100,000	Federal Home Loan Bank Discount Notes	0.32	9/1/2016	99,944
100,000	Federal Home Loan Bank Discount Notes	0.36	7/7/2016	99,994
100,000	Federal Home Loan Bank Discount Notes	0.31	7/14/2016	99,989
100,000	Federal Home Loan Bank Discount Notes	0.36	7/20/2016	99,981
100,000	Federal Home Loan Bank Discount Notes	0.33	7/21/2016	99,982
100,000	Federal Home Loan Bank Discount Notes	0.31	7/27/2016	99,977
				999,735
Shares
	MONEY MARKET FUND - 2.4%
384,752	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (c)			384,752
Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY BILLS - 5.7%
$800,000	United States Treasury Bill	0.42	12/8/2016	798,510
100,000	United States Treasury Bill	0.27	9/22/2016	99,950
				898,460

	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,282,947)			2,282,947

	TOTAL INVESTMENTS - 122.2% (Cost - $18,887,390)(d)			$19,207,380
	OTHER ASSETS LESS LIABILITIES - NET - (22.2)%			(3,490,305)
	TOTAL NET ASSETS - 100.0%			$15,717,075

TBA	- To Be Announced Security

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2016, these securities amounted to $441,218 or 2.8% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

(c)	Money market rate shown represents the rate at June 30, 2016.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,050,231 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$440,093
Unrealized Depreciation:	(282,944)
Net Unrealized Appreciation:	$157,149

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

				Unrealized Appreciation/
Contracts				(Depreciation)
	SHORT FUTURES CONTRACTS
1	3 MO Sterling (Short Sterling ) September 2017
	(Underlying Face Amount at Value $165,893)			$(1,448)
9	3 MO Sterling (Short Sterling ) June 2018
	(Underlying Face Amount at Value $1,492,436)			(5,509)
3	90 Day Euro Future December 2017
	(Underlying Face Amount at Value $743,812)			(1,637)
4	90 Day Euro Future March 2018
	(Underlying Face Amount at Value $991,350)			(3,552)
2	90 Day Euro Future June 2018
	(Underlying Face Amount at Value $495,450)			(2,887)
1	Euro-Bund Future September 2016
	(Underlying Face Amount at Value $463,550)			(2,996)
				(18,029)
	LONG FUTURES CONTRACTS
74	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $7,733,925)			40,354
5	US 10 Year Future September 2016
	(Underlying Face Amount at Value $664,920)			8,891
12	US 5Year Note (CBT) September 2016
	(Underlying Face Amount at Value $1,465,968)			26,625
				75,870

	TOTAL UNREALIZED APPRECIATION OF FUTURES CONTRACTS			$57,841

Contracts	Options Written on Futures			Value
1	EURO-BUND Future, September 2016, Call @ 167 EUR			$(1,498)
1	EURO-BUND Future, September 2016, Call @ 169 EUR			(555)
1	EURO-BUND Future, September 2016, Put @ 162 EUR			(177)
1	EURO-BUND Future, September 2016, Put @ 164 EUR			(422)
	TOTAL OPTIONS WRITTEN (Premiums received - $4,202)			$(2,652)

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Interest Rate Swaps
(300,000)	Goldman Sachs	1.02	6/15/2018	$(3,072)
(100,000)	Goldman Sachs	1.02	12/16/2020	(4,704)
(400,000)	Goldman Sachs	1.02	6/15/2021	(18,089)
(300,000)	Goldman Sachs	1.02	6/15/2046	(47,434)
				$(73,299)

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Credit Default Swaps
100,000	North American Investment Grade CDX Index	1.00	6/20/2021	4,150
99,000	North American High Yield CDX Index	5.00	12/20/2020	4,342
				$8,492

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to					Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		U.S. $ Value	(Depreciation)
To Buy:
8/12/2016	Goldman Sachs	7,000	GBP	10,212	USD	$9,323	$(889)
8/12/2016	Goldman Sachs	19,000	GBP	27,402	USD	25,305	(2,097)
8/12/2016	Goldman Sachs	36,000	GBP	51,982	USD	47,947	(4,035)
8/12/2016	Goldman Sachs	25,000	DKK	3,845	USD	3,734	(111)
8/12/2016	Goldman Sachs	20,000	EUR	22,601	USD	22,224	(377)
8/12/2016	Goldman Sachs	9,000	EUR	10,124	USD	10,001	(123)
8/12/2016	Goldman Sachs	51,000	EUR	56,946	USD	56,672	(274)
8/12/2016	Goldman Sachs	132,000	EUR	149,980	USD	146,680	(3,300)
8/12/2016	Goldman Sachs	1,500,000	JPY	13,813	USD	14,644	831
8/12/2016	Goldman Sachs	5,700,000	JPY	52,131	USD	55,646	3,515
8/12/2016	Goldman Sachs	3,800,000	JPY	34,818	USD	37,098	2,280
8/12/2016	Goldman Sachs	12,800,000	JPY	118,920	USD	124,960	6,040
8/12/2016	Goldman Sachs	9,800,000	JPY	92,400	USD	95,673	3,273
8/12/2016	Goldman Sachs	4,100,000	JPY	39,356	USD	40,026	670
8/25/2016	Goldman Sachs	287,000	MXN	15,337	USD	15,463	126
							5,529

To Sell:
8/10/2016	Goldman Sachs	161,304	MYR	39,000	USD	40,340	(1,340)
8/12/2016	Goldman Sachs	12,000	GBP	17,340	USD	15,982	1,358
8/12/2016	Goldman Sachs	22,000	GBP	31,349	USD	29,301	2,048
8/12/2016	Goldman Sachs	30,000	GBP	44,298	USD	39,956	4,342
8/12/2016	Goldman Sachs	3,000	GBP	3,987	USD	3,995	(8)
8/12/2016	Goldman Sachs	192,000	EUR	219,642	USD	213,354	6,288
8/12/2016	Goldman Sachs	35,000	EUR	39,139	USD	38,892	247
8/12/2016	Goldman Sachs	3,000	EUR	3,415	USD	3,334	81
8/12/2016	Goldman Sachs	83,000	EUR	93,318	USD	92,231	1,087
8/12/2016	Goldman Sachs	29,200,000	JAP	268,206	USD	285,065	(16,859)
8/12/2016	Goldman Sachs	4,300,000	JAP	39,054	USD	41,979	(2,925)
8/12/2016	Goldman Sachs	4,300,000	JAP	39,376	USD	41,979	(2,603)
8/12/2016	Goldman Sachs	39,000	SGD	28,145	USD	28,945	(800)
8/18/2016	Goldman Sachs	111,000	SGD	80,912	USD	82,379	(1,467)
8/18/2016	Goldman Sachs	1,083,555	TWD	33,228	USD	33,647	(419)
8/25/2016	Goldman Sachs	322,000	MXN	17,384	USD	17,350	34
1/3/2017	Goldman Sachs	2,022,000	DKK	293,772	USD	303,857	(10,085)
1/3/2017	Goldman Sachs	2,756,940	DKK	411,656	USD	414,300	(2,644)
							(23,665)

	Net unrealized depreciation on forward foreign currency contracts						$(18,136)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 14.8%
	EQUITY FUNDS - 14.8%
66,701	iShares Core S&P 500 ETF	$14,053,901
22,669	iShares Russell 2000 ETF	2,606,255
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,745,604)	16,660,156

	VARIABLE INSURANCE TRUSTS - 74.0%
	DEBT FUND - 21.3%
1,747,218	MFS Research Bond Series	24,006,769

	EQUITY FUNDS - 52.7%
385,470	American Century VP Mid Cap Value - Class 1	7,385,604
1,187,115	American Century VP Value Fund - Investor Class	11,241,983
85,868	Invesco VI International Growth Fund - Class 1	2,856,838
390,067	MFS Growth Series	15,680,694
259,183	MFS VIT II International Value Portfolio	6,095,994
749,540	Putnam VT Equity Income - Class 1A	16,227,534
		59,488,647
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $81,796,939)	83,495,416

	SHORT-TERM INVESTMENTS - 6.0%
	MONEY MARKET FUND - 6.0%
6,782,088	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $6,782,088)	6,782,088

	TOTAL INVESTMENTS - 94.8% (Cost - $104,324,631)(b)	$106,937,660
	OTHER ASSETS LESS LIABILITIES -NET - 5.2%	5,877,476
	TOTAL NET ASSETS - 100.0%	$112,815,136

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $104,585,459 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,697,255
Unrealized Depreciation:	(345,054)
Net Unrealized Appreciation:	$2,352,201

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

		Unrealized
Contracts		Depreciation
	SHORT FUTURES CONTRACTS
44	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $3,553,440)	$(179,150)
10	MSCI Emerging Market E-Mini Future September 2016
	(Underlying Face Amount at Value $417,350)	(23,395)
191	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $19,961,888)	(824,875)
13	S&P Midcap 400 E-Mini Future September 2016
	(Underlying Face Amount at Value $1,940,900)	(90,280)
22	Russell Mini Future September 2016
	(Underlying Face Amount at Value $2,524,280)	(103,430)
	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS	$(1,221,130)

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	COMMON STOCKS - 59.5%
	ADVERTISING - 0.2%
27,617	The Interpublic Group of Cos., Inc.	$637,953

	AEROSPACE/DEFENSE - 1.5%
8,560	General Dynamics Corp.	1,191,894
8,780	Lockheed Martin Corp.	2,178,933
5,558	Northrop Grumman Corp.	1,235,432
9,770	The Boeing Co.	1,268,830
		5,875,089
	AGRICULTURE - 0.8%
47,325	Altria Group, Inc.	3,263,532

	AIRLINES - 0.1%
5,560	American Airlines Group, Inc.	157,404
5,530	Southwest Airlines Co.	216,831
		374,235
	APPAREL - 0.9%
39,821	NIKE, Inc.	2,198,119
10,826	Under Armour, Inc. - Cl. A*	434,447
10,903	Under Armour, Inc. - Cl. C*	396,863
7,820	VF Corp.	480,852
		3,510,281
	BANKS - 2.9%
249,512	Bank of America Corp.	3,311,024
17,260	Capital One Financial Corp.	1,096,183
8,419	Northern Trust Corp.	557,843
24,302	The PNC Financial Services Group, Inc.	1,977,940
89,805	Wells Fargo & Co.	4,250,471
		11,193,461
	BEVERAGES - 2.8%
5,390	Anheuser-Busch InBev - ADR	709,755
5,650	Constellation Brands, Inc.	934,510
12,197	Dr. Pepper Snapple Group, Inc.	1,178,596
12,245	Molson Coors Brewing Co.	1,238,337
15,250	Monster Beverage Corp. *	2,450,827
33,217	PepsiCo, Inc.	3,519,009
16,494	The Coca-Cola Co.	747,673
		10,778,707
	BIOTECHNOLOGY - 0.6%
4,620	Aduro Biotech, Inc. *	52,252
1,621	Alnylam Pharmaceuticals, Inc. *	89,949
2,160	BlueBird Bio, Inc. *	93,506
6,720	Celgene Corp. *	662,794
9,720	GlycoMimetics, Inc. *	70,664
5,320	Incyte Corp. *	425,494
10,265	Karyopharm Therapeutics, Inc. *	68,878
8,270	Nivalis Therapeutics, Inc. *	38,042
22,261	Novavax, Inc. *	161,837
4,862	Otonomy, Inc. *	77,209
5,942	PTC Therapeutics, Inc. *	41,713
1,495	Regeneron Pharmaceuticals, Inc. *	522,099
5,600	Syndax Pharmaceuticals, Inc. *	55,160
		2,359,597
	BUILDING MATERIALS - 0.7%
26,021	Boise Cascade Co. *	597,182
14,480	CRH PLC - ADR	428,318

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	BUILDING MATERIALS - 0.7% (Continued)
4,580	Fortune Brands Home & Security, Inc.	$265,503
2,610	Martin Marietta Materials, Inc.	501,120
13,836	Summit Materials, Inc. *	283,085
4,840	Vulcan Materials Co.	582,542
		2,657,750
	CHEMICALS - 1.1%
11,711	Cabot Corp.	534,724
15,473	Celanese Corp.	1,012,708
5,010	Monsanto Co.	518,084
21,662	The Dow Chemical Co.	1,076,818
11,570	The Mosaic Co.	302,903
2,437	The Sherwin-Williams Co.	715,674
		4,160,911
	COMMERCIAL SERVICES - 1.8%
12,407	Automatic Data Processing, Inc.	1,139,831
6,915	Equifax, Inc.	887,886
19,975	Global Payments, Inc.	1,425,815
1,310	MarketAxess Holdings, Inc.	190,474
19,483	Nielsen Holdings PLC	1,012,532
5,610	S&P Global, Inc.	601,729
36,610	TransUnion *	1,224,238
6,358	WEX, Inc. *	563,764
		7,046,269
	COMPUTERS - 2.7%
11,340	Accenture PLC - Cl. A	1,284,709
51,264	Apple, Inc.	4,900,838
11,348	Cognizant Technology Solutions Corp. - Cl. A *	649,560
42,885	Genpact Ltd. *	1,151,033
78,720	Pure Storage, Inc. *	858,048
68,321	Seagate Technology PLC	1,664,300
		10,508,488
	COSMETICS/PERSONAL CARE - 1.4%
39,706	Colgate-Palmolive Co.	2,906,479
30,650	Coty, Inc.	796,594
19,559	The Estee Lauder Cos., Inc.	1,780,260
		5,483,333
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
3,264	Alliance Data Systems Corp. *	639,483
34,306	American Express Co.	2,084,433
3,900	Bats Global Markets, Inc. *	100,191
1,641	BlackRock, Inc. - Cl. A	562,092
5,150	Evercore Partners, Inc.	227,579
2,080	Intercontinental Exchange, Inc.	532,397
14,329	Invesco Ltd.	365,963
8,630	Legg Mason, Inc.	254,499
152,704	Santander Consumer USA Holdings, Inc. *	1,577,432
36,229	Visa, Inc. - Cl. A	2,687,105
16,354	WisdomTree Investments, Inc.	160,106
		9,191,280
	ELECTRIC - 2.7%
10,954	Ameren Corp.	586,915
23,150	Avangrid, Inc.	1,066,289
18,368	Dominion Resources, Inc.	1,431,418
11,249	Duke Energy Corp.	965,052
12,343	Edison International	958,681
7,628	Eversource Energy	456,917

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	ELECTRIC - 2.7% (Continued)
22,828	Exelon Corp.	$830,026
19,584	NextEra Energy, Inc.	2,553,754
19,423	PG&E Corp.	1,241,518
5,662	Pinnacle West Capital Corp.	458,962
		10,549,532
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
15,050	AMETEK, Inc.	695,762
1,880	SunPower Corp. *	29,121
		724,883
	ELECTRONICS - 0.8%
25,592	Honeywell International, Inc.	2,976,861
11,240	National Instruments Corp.	307,976
		3,284,837
	ENERGY - ALTERNATE SOURCES - 0.0% **
1,799	First Solar, Inc. *	87,216

	ENTERTAINMENT - 0.0% **
2,681	DreamWorks Animation SKG, Inc. *	109,572

	FOOD - 1.0%
60,312	Mondelez International, Inc. - Cl. A	2,744,799
11,745	Post Holdings, Inc. *	971,194
		3,715,993
	FOREST PRODUCTS & PAPER - 0.2%
23,054	International Paper Co.	977,029

	GAS - 0.5%
11,770	Sempra Energy	1,342,015
13,320	UGI Corp.	602,730
		1,944,745
	HEALTHCARE-PRODUCTS - 4.1%
10,124	Abbott Laboratories	397,974
23,285	Baxter International, Inc.	1,052,948
6,888	Becton Dickinson and Co.	1,168,136
67,960	Boston Scientific Corp. *	1,588,225
12,290	ConforMIS, Inc. *	86,276
32,617	Danaher Corp.	3,294,317
49,929	Medtronic, PLC	4,332,339
16,921	St. Jude Medical, Inc.	1,319,838
13,373	Stryker Corp.	1,602,487
7,432	Thermo Fisher Scientific, Inc.	1,098,152
		15,940,692
	HEALTHCARE-SERVICES - 1.5%
11,285	Aetna, Inc.	1,378,237
18,054	HCA Holdings, Inc. *	1,390,339
22,742	UnitedHealth Group, Inc.	3,211,170
		5,979,746
	INSURANCE - 3.1%
44,897	American International Group, Inc.	2,374,602
45,909	Assured Guaranty Ltd.	1,164,711
4,500	Chubb Ltd.	588,195
33,645	Marsh & McLennan Cos., Inc.	2,303,337
11,745	MetLife, Inc.	467,803
12,063	Principal Financial Group, Inc.	495,910
13,926	Prudential Financial, Inc.	993,481
10,710	The Allstate Corp.	749,165

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	INSURANCE - 3.1% (Continued)
31,305	The Hartford Financial Services Group, Inc.	$1,389,316
42,055	XL Group PLC	1,400,852
		11,927,372
	INTERNET - 4.3%
9,060	Alphabet, Inc. - Cl. A *	6,373,982
8,083	Amazon.com, Inc. *	5,784,356
10,657	Expedia, Inc.	1,132,839
29,056	Facebook, Inc. - Cl. A *	3,320,520
		16,611,697
	IRON/STEEL - 0.1%
2,130	Reliance Steel & Aluminum Co.	163,797
5,860	Steel Dynamics, Inc.	143,570
		307,367
	LESIURE TIME - 0.2%
7,702	Polaris Industries, Inc.	629,716

	LODGING - 0.1%
4,678	Las Vegas Sands Corp.	203,446
2,515	Wyndham Worldwide Corp.	179,143
		382,589
	MEDIA - 2.4%
14,309	Charter Communications, Inc. *	3,271,610
62,836	Comcast Corp.	4,096,279
7,564	Markit Ltd. *	246,586
60,416	Twenty-First Century Fox, Inc.	1,634,253
		9,248,728
	METAL FABRICATE/HARDWARE - 0.0% **
7,110	Tenaris SA - ADR	205,052

	MISCELLANEOUS MANUFACTURING - 1.3%
17,439	Eaton Corp. PLC	1,041,631
27,800	General Electric Co.	875,144
17,676	Illinois Tool Works, Inc.	1,841,132
19,087	Pentair - PLC	1,112,581
		4,870,488
	OIL & GAS - 2.3%
4,144	Anadarko Petroleum Corp.	220,668
111,181	Cobalt International Energy, Inc. *	148,983
6,480	ConocoPhillips	282,528
6,790	Energen Corp.	327,346
6,284	Ensco PLC	61,018
3,380	Hess Corp.	203,138
13,300	Marathon Oil Corp.	504,868
46,690	Newfield Exploration Co. *	2,062,764
10,617	Patterson-UTI Energy, Inc.	226,354
26,509	PBF Energy, Inc.	630,384
20,090	Pioneer Natural Resources Co.	3,037,809
17,520	QEP Resources, Inc.	308,878
9,990	Valero Energy Corp.	509,490
46,490	WPX Energy, Inc. *	432,822
		8,957,050
	OIL & GAS SERVICES - 0.3%
10,880	Baker Hughes, Inc.	491,014
9,310	Forum Energy Technologies, Inc. *	161,156
4,292	Halliburton Co.	194,385
19,850	Tesco Corp.	132,797

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares		Value
	OIL & GAS SERVICES - 0.3% (Continued)
43,480	Weatherford International PLC *	$241,314
		1,220,666
	PACKAGING & CONTAINERS - 0.4%
15,989	Ball Corp.	1,155,845
14,152	Owens-Illinois, Inc. *	254,878
		1,410,723
	PHARMACEUTICALS - 4.2%
4,933	Aerie Pharmaceuticals, Inc. *	86,821
9,751	Alkermes PLC *	421,438
8,922	Allergan PLC *	2,061,785
35,739	AstraZeneca PLC - ADR	1,078,960
35,205	Bristol-Myers Squibb Co.	2,589,328
9,093	Cardinal Health, Inc.	709,345
6,020	Chiasma, Inc. *	17,398
15,040	Eli Lilly & Co	1,184,400
14,966	Ironwood Pharmaceuticals, Inc. - Cl. A *	195,680
16,060	Johnson & Johnson	1,948,078
13,516	McKesson Corp.	2,522,761
37,115	Merck & Co., Inc.	2,138,195
19,189	Mylan NV *	829,732
5,900	MyoKardia, Inc. *	73,160
3,055	Regulus Therapeutics, Inc. *	8,829
3,164	TESARO, Inc. *	265,934
15,851	Trevena, Inc. *	99,861
		16,231,705
	PIPELINES - 0.4%
5,786	ONEOK, Inc.	274,546
20,130	Spectra Energy Corp.	737,362
12,060	TransCanada Corp.	545,353
		1,557,261
	REAL ESTATE INVESTMENT TRUSTS - 2.2%
24,836	American Tower Corp.	2,821,618
5,937	AvalonBay Communities, Inc.	1,070,975
2,290	Equinix, Inc.	887,902
31,246	Outfront Media Inc	755,216
2,702	Public Storage	690,604
6,000	Regency Centers Corp.	502,380
8,322	Simon Property Group, Inc.	1,805,042
		8,533,737
	RETAIL - 2.2%
15,678	Advance Auto Parts, Inc.	2,534,035
11,250	Costco Wholesale Corp.	1,766,700
7,800	L Brands, Inc.	523,614
8,470	McDonald’s Corp.	1,019,280
2,758	Ross Stores, Inc.	156,351
4,653	Signet Jewelers Ltd.	383,454
15,607	Starbucks Corp.	891,472
15,103	Walgreens Boots Alliance, Inc.	1,257,627
300	Wingstop, Inc. *	8,175
		8,540,708
	SEMICONDUCTORS - 1.3%
26,930	Applied Materials, Inc.	645,512
6,360	Broadcom Ltd.	988,344
1,200	Cavium, Inc. *	46,320
5,480	Lam Research Corp.	460,649
21,340	Linear Technology Corp.	992,950
2,750	M/A-COM Technology Solutions Holdings, Inc. *	90,695

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Shares				Value
	SEMICONDUCTORS - 1.3% (Continued)
16,130	Microchip Technology, Inc.			$818,759
4,093	NXP Semiconductors NV *			320,646
9,600	ON Semiconductor Corp. *			84,672
6,217	Skyworks Solutions, Inc.			393,412
13,750	SunEdison Semiconductor Ltd. *			81,537
				4,923,496
	SOFTWARE - 2.5%
10,260	Adobe Systems, Inc. *			982,805
21,714	Electronic Arts, Inc. *			1,645,053
3,770	Envestnet, Inc. *			125,579
73,975	Microsoft Corp.			3,785,301
2,911	MSCI, Inc.			224,496
14,500	Salesforce.com, Inc. *			1,151,445
19,340	ServiceNow, Inc. *			1,284,176
13,114	SS&C Technologies Holdings, Inc.			368,241
				9,567,096
	TELECOMMUNICATIONS - 0.2%
11,073	Arista Networks, Inc. *			712,880

	TEXTILES - 0.5%
9,348	Mohawk Industries, Inc. *			1,773,876

	TRANSPORTATION - 0.6%
4,731	FedEx Corp.			718,071
4,465	Genesee & Wyoming, Inc. *			263,212
2,000	JB Hunt Transport Services, Inc.			161,860
1,160	Kansas City Southern			104,504
780	Kirby Corp. *			48,664
10,318	Knight Transportation, Inc.			274,252
2,510	Norfolk Southern Corp.			213,676
6,250	Swift Transportation Co. - Cl. A *			96,312
15,090	XPO Logistics, Inc. *			396,263
				2,276,814
	TOTAL COMMON STOCKS (Cost - $213,539,572)			230,244,152

	PREFERRED STOCK - 0.0% **
	TELECOMMUNICATIONS - 0.0% **
3,000	Verizon Communications, Inc. (Cost $75,000)			82,500

	EXCHANGE TRADED FUND - 3.1%
	EQUITY FUND - 3.1%
56,276	SPDR S&P 500 ETF Trust (Cost - $11,115,824)			11,791,510

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.5%
$101,000	Ally Master Owner Trust	1.33	3/15/2019	101,255
100,000	Ally Master Owner Trust	1.60	10/15/2019	100,505
116,000	AmeriCredit Automobile Receivables Trust 2013-5	1.52	1/8/2019	116,214
23,842	AmeriCredit Automobile Receivables Trust 2014-1	0.90	2/8/2019	23,855
95,000	AmeriCredit Automobile Receivables Trust 2014-1	1.68	7/8/2019	95,265
120,000	AmeriCredit Automobile Receivables Trust 2014-1	2.15	3/9/2020	121,021
145,000	AmeriCredit Automobile Receivables Trust 2014-2	1.60	7/8/2019	145,437
250,000	Apidos CLO XXI (a)^	2.06	7/18/2027	249,027
350,000	Apidos CLO XXII (a)^	2.68	10/20/2027	347,226
300,000	Atrium XII (a)^	2.89	10/22/2026	300,227
300,000	Babson CLO Ltd. 2013-I (a)^	1.73	4/20/2025	296,886
270,000	Babson CLO Ltd. 2015-I (a)^	2.06	4/20/2027	268,356
325,000	BlueMountain CLO 2015-3 Ltd (a)^	2.11	10/20/2027	324,074

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.5% (Continued)
225,000	Capital Auto Receivables Asset Trust 2015-3	1.72	1/22/2019	$226,335
225,000	CarMax Auto Owner Trust 2013-4	1.71	7/15/2019	225,699
100,000	CarMax Auto Owner Trust 2013-4	1.95	9/16/2019	100,500
150,000	Cent CLO 20 Ltd. (a)^	2.12	1/25/2026	149,574
250,000	Cent CLO 21 Ltd. (a)^	2.12	7/27/2026	247,407
250,000	Cent CLO 23 Ltd. (a)^	2.12	4/17/2026	249,788
430,000	Chesapeake Funding II LLC (a)^	1.45	6/15/2028	430,000
100,000	Chrysler Capital Auto Receivables Trust 2013-A (a)	1.83	3/15/2019	100,232
80,000	Chrysler Capital Auto Receivables Trust 2013-B (a)	1.78	6/17/2019	80,297
90,000	Chrysler Capital Auto Receivables Trust 2015-A (a)	1.55	2/18/2020	89,593
350,000	CIFC Funding 2014-II Ltd. (a)^	2.14	5/24/2026	348,956
250,000	CNH Equipment Trust 2015-C	1.66	11/16/2020	252,041
74,063	DB Master Finance LLC 2015-1 (a)	3.26	2/20/2045	75,062
85,000	Drive Auto Receivables Trust 2015-B (a)	2.12	6/17/2019	85,227
44,922	Drive Auto Receivables Trust 2015-D (a)	1.23	6/15/2018	44,917
265,000	Dryden 41 Senior Loan Fund (a)^	2.78	1/15/2028	264,508
450,000	Evergreen Credit Card Trust Series 2016-1 (a)^	1.16	4/15/2020	450,162
52,579	Exeter Automobile Receivables Trust 2015-2 (a)	1.54	11/15/2019	52,449
156,630	First Investors Auto Owner Trust 2014-1 (a)	1.49	1/15/2020	156,663
135,000	First Investors Auto Owner Trust 2014-1 (a)	2.26	1/15/2020	135,633
90,000	First Investors Auto Owner Trust 2014-3 (a)	1.67	11/16/2020	90,128
55,000	First Investors Auto Owner Trust 2014-3 (a)	2.39	11/16/2020	54,875
10,000	Ford Credit Auto Owner Trust 2013-A	1.36	10/15/2018	9,992
100,000	Ford Credit Auto Owner Trust 2014-A	1.90	9/15/2019	100,589
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.09	3/15/2022	101,769
100,000	Ford Credit Floorplan Master Owner Trust A	2.31	2/15/2021	100,417
145,000	Ford Credit Floorplan Master Owner Trust A	1.77	8/15/2020	146,575
275,000	Galaxy XIX CLO Ltd. (a)^	2.19	1/24/2027	273,936
190,000	Green Tree Agency Advance Funding Trust I Series 2015-T1 (a)	2.30	10/15/2046	190,008
300,000	Highbridge Loan Management 6-2015 Ltd. (a)^	2.08	5/5/2027	298,123
100,000	Hyundai Auto Receivables Trust 2013-A	1.13	9/17/2018	100,031
60,000	Hyundai Auto Receivables Trust 2013-B	1.45	2/15/2019	60,069
91,000	Hyundai Auto Receivables Trust 2013-B	1.71	2/15/2019	91,310
167,000	Hyundai Auto Receivables Trust 2014-B	2.10	11/15/2019	167,501
300,000	Madison Park Funding XI Ltd. (a)^	1.92	10/23/2025	298,561
250,000	Madison Park Funding XV Ltd. (a)^	3.03	1/27/2026	250,278
250,000	Magnetite XII Ltd. (a)^	2.13	4/15/2027	249,574
190,000	MMAF Equipment Finance LLC 2016-A (a)	1.39	12/17/2018	190,386
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.21	12/15/2032	141,704
225,000	NRZ Advance Receivables Trust Advance Receivables Backed 2015-T1 (a)	2.31	8/15/2046	225,038
200,000	NRZ Advance Receivables Trust Advance Receivables Backed 2015-T3 (a)	2.54	11/15/2046	200,059
300,000	Octagon Investment Partners XVI Ltd. (a)^	1.75	7/17/2025	296,492
225,000	Ocwen Master Advance Receivables Trust (a)	2.53	11/15/2046	225,600
100,000	OneMain Financial Issuance Trusts 2016-1A (a)	3.66	2/20/2029	103,340
170,000	OneMain Financial Issuance Trusts 2016-2 (a)	4.10	3/20/2028	175,286
275,000	OZLM Funding V Ltd. (a)^	2.13	1/17/2026	274,552
100,000	Prestige Auto Receivables Trust 2014-1 (a)	1.91	4/15/2020	99,545
250,000	Race Point VIII CLO Ltd. (a)^	1.89	2/20/2025	247,543
200,000	Santander Drive Auto Receivables Trust 2012-5	3.30	9/17/2018	202,049
12,347	Santander Drive Auto Receivables Trust 2012-6	1.94	3/15/2018	12,362
45,000	Santander Drive Auto Receivables Trust 2013-2	2.57	3/15/2019	45,328
35,000	Santander Drive Auto Receivables Trust 2013-5	2.25	6/17/2019	35,264
100,000	Santander Drive Auto Receivables Trust 2014-1	2.36	4/15/2020	100,916
56,588	Santander Drive Auto Receivables Trust 2014-2	1.62	2/15/2019	56,667
35,000	Santander Drive Auto Receivables Trust 2014-4	1.82	5/15/2019	35,120
80,000	Santander Drive Auto Receivables Trust 2015-1	1.97	11/15/2019	80,247

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.5% (Continued)
65,590	Santander Drive Auto Receivables Trust 2015-4	1.20	12/17/2018	$65,622
325,000	Shackleton 2015-VIII CLO Ltd. (a)^	2.14	10/20/2027	322,784
165,000	Springleaf Funding Trust 2015-A (a)	3.16	11/15/2024	166,070
190,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T3 (a)	2.92	7/15/2047	189,646
620,000	Trillium Credit Card Trust II (a)^	1.18	5/26/2021	620,553
250,000	Voya CLO 2014-2 Ltd. (a)^	2.08	7/17/2026	248,461
300,000	Webster Park CLO Ltd. A-2 (a)^	2.76	1/20/2027	300,222
801	Westlake Automobile Receivables Trust 2014-2 (a)	0.97	10/16/2017	801
105,000	Westlake Automobile Receivables Trust 2015-2 (a)	1.83	1/15/2021	104,814
145,000	Westlake Automobile Receivables Trust 2016-2 (a)	1.57	6/17/2019	145,206
	TOTAL ASSET BACKED SECURITIES (Cost - $13,711,805)			13,749,804

	CORPORATE BONDS - 10.6%
	ADVERTISING - 0.0% **
140,000	Omnicom Group, Inc.	3.60	4/15/2026	145,878

	AEROSPACE/DEFENSE - 0.2%
100,000	BAE Systems Holdings, Inc. (a)	3.85	12/15/2025	105,994
50,000	Lockheed Martin Corp.	2.50	11/23/2020	51,593
147,000	Lockheed Martin Corp.	4.07	12/15/2042	156,494
30,000	Lockheed Martin Corp.	4.50	5/15/2036	33,486
75,000	Lockheed Martin Corp.	4.70	5/15/2046	88,408
50,000	Lockheed Martin Corp.	4.85	9/15/2041	58,400
125,000	Lockheed Martin Corp.	6.15	9/1/2036	165,950
				660,325
	AGRICULTURE - 0.3%
230,000	BAT International Finance PLC (a)	2.75	6/15/2020	238,499
20,000	BAT International Finance PLC (a)	3.50	6/15/2022	21,457
216,000	Cargill, Inc. (a)	4.76	11/23/2045	251,687
475,000	Imperial Brands Finance PLC (a)	3.75	7/21/2022	501,266
				1,012,909
	AUTO MANUFACTURERS - 0.3%
450,000	Ford Motor Credit Co. LLC	3.16	8/4/2020	466,567
100,000	Ford Motor Credit Co. LLC	6.63	8/15/2017	105,553
275,000	General Motors Financial Co., Inc.	3.50	7/10/2019	284,555
200,000	General Motors Financial Co., Inc.	3.70	5/9/2023	201,039
125,000	General Motors Financial Co., Inc.	4.20	3/1/2021	130,769
100,000	Nissan Motor Acceptance Corp. (a)	2.65	9/26/2018	102,577
				1,291,060
	BANKS - 2.7%
135,000	Bank of America Corp.	2.25	4/21/2020	135,755
640,000	Bank of America Corp.	2.63	10/19/2020	650,200
160,000	Bank of America Corp.	4.20	8/26/2024	165,395
300,000	Banque Federative du Credit Mutuel SA (a)	2.75	10/15/2020	309,992
100,000	Barclays Bank PLC	5.14	10/14/2020	105,974
150,000	BB&T Corp.	2.45	1/15/2020	154,180
50,000	BNP Paribas SA	2.38	9/14/2017	50,720
400,000	BPCE SA (a)	5.15	7/21/2024	416,242
300,000	Capital One Financial Corp.	3.20	2/5/2025	302,244
105,000	Capital One Financial Corp.	4.20	10/29/2025	107,944
70,000	Citigroup, Inc.	3.30	4/27/2025	71,701
300,000	Citigroup, Inc.	3.50	5/15/2023	306,155
50,000	Citigroup, Inc.	4.05	7/30/2022	52,680
55,000	Citigroup, Inc.	5.50	9/13/2025	61,652
185,000	Citizens Financial Group, Inc.	4.30	12/3/2025	194,722
200,000	Credit Agricole SA (a)	4.38	3/17/2025	202,097
50,000	Credit Suisse AG	5.40	1/14/2020	54,279

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 2.7% (Continued)
250,000	Credit Suisse Group Funding Guernsey Ltd. (a)	3.13	12/10/2020	$249,620
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.80	9/15/2022	396,707
525,000	Discover Bank	3.10	6/4/2020	536,339
300,000	Fifth Third Bank	2.15	8/20/2018	304,686
305,000	HSBC Holdings PLC	3.40	3/8/2021	314,279
200,000	HSBC Holdings PLC	3.60	5/25/2023	204,394
60,000	HSBC Holdings PLC	4.00	3/30/2022	63,069
250,000	Huntington Bancshares, Inc.	3.15	3/14/2021	258,980
200,000	Lloyds Bank PLC	3.50	5/14/2025	205,503
110,000	Morgan Stanley	3.88	4/29/2024	117,746
455,000	Morgan Stanley	4.35	9/8/2026	475,983
400,000	PNC Bank NA	2.60	7/21/2020	414,215
120,000	Santander Holdings USA, Inc.	2.65	4/17/2020	118,497
400,000	Santander Holdings USA, Inc.	2.70	5/24/2019	401,924
200,000	Santander Issuances SAU	5.18	11/19/2025	199,807
300,000	Santander UK PLC	2.00	8/24/2018	300,447
300,000	Santander UK PLC (a)	5.00	11/7/2023	307,950
200,000	Skandinaviska Enskilda Banken AB (a)	2.45	5/27/2020	204,328
350,000	State Street Corp.	3.55	8/18/2025	380,613
130,000	The Goldman Sachs Group, Inc.	2.63	4/25/2021	131,837
200,000	The Goldman Sachs Group, Inc.	3.50	1/23/2025	205,502
85,000	The Goldman Sachs Group, Inc.	4.75	10/21/2045	93,694
55,000	The Goldman Sachs Group, Inc.	4.80	7/8/2044	60,884
50,000	The Goldman Sachs Group, Inc.	6.75	10/1/2037	61,677
250,000	The Huntington National Bank	2.40	4/1/2020	253,743
50,000	The PNC Financial Services Group, Inc.	3.90	4/29/2024	53,643
250,000	UBS Group Funding Jersey Ltd. (a)	2.95	9/24/2020	254,242
225,000	UBS Group Funding Jersey Ltd. (a)	3.00	4/15/2021	229,489
35,000	Wells Fargo & Co.	4.10	6/3/2026	37,436
150,000	Wells Fargo & Co.	3.00	2/19/2025	153,634
				10,332,800
	BEVERAGES - 0.3%
400,000	Anheuser-Busch InBev Finance, Inc.	3.30	2/1/2023	421,468
260,000	Anheuser-Busch InBev Finance, Inc.	3.65	2/1/2026	278,524
300,000	Anheuser-Busch InBev Finance, Inc.	4.70	2/1/2036	337,118
70,000	Anheuser-Busch InBev Finance, Inc.	4.90	2/1/2046	82,029
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.75	7/15/2042	55,032
				1,174,171
	BIOTECHNOLOGY - 0.1%
130,000	Biogen, Inc.	2.90	9/15/2020	135,480
70,000	Celgene Corp.	3.55	8/15/2022	73,337
50,000	Celgene Corp.	3.63	5/15/2024	52,073
90,000	Gilead Sciences, Inc.	2.55	9/1/2020	93,518
				354,408
	CHEMICALS - 0.2%
300,000	Agrium, Inc.	3.15	10/1/2022	305,566
55,000	Agrium, Inc.	7.13	5/23/2036	69,559
200,000	CF Industries, Inc.	7.13	5/1/2020	230,759
150,000	LYB International Finance BV	4.88	3/15/2044	158,603
40,000	Monsanto Co.	3.38	7/15/2024	41,206
				805,693
	COMMERCIAL SERVICES - 0.3%
100,000	Catholic Health Initiatives	2.95	11/1/2022	102,337
100,000	Catholic Health Initiatives	4.35	11/1/2042	100,879
500,000	ERAC USA Finance, LLC (a)	3.30	10/15/2022	518,870
355,000	Total System Services, Inc.	3.80	4/1/2021	375,865
				1,097,951

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Co.	1.55	5/22/2018	$50,247
285,000	LeasePlan Corp NV (a)	2.88	1/22/2019	285,136
350,000	Private Export Funding Corp.	3.25	6/15/2025	387,860
155,000	Synchrony Financial	2.60	1/15/2019	156,696
15,000	Synchrony Financial	2.70	2/3/2020	15,041
205,000	Synchrony Financial	3.75	8/15/2021	212,367
				1,107,347
	ELECTRIC - 0.8%
200,000	Appalachian Power Co.	3.40	6/1/2025	212,246
150,000	Berkshire Hathaway Energy Co.	4.50	2/1/2045	168,381
60,000	Consolidated Edison Co. of New York, Inc.	4.63	12/1/2054	68,778
160,000	Dominion Resources, Inc. #	2.96	7/1/2019	162,885
230,000	Dominion Resources, Inc. #	4.10	4/1/2021	243,394
175,000	Duke Energy Carolinas LLC	6.10	6/1/2037	230,741
225,000	Duke Energy Corp.	3.75	4/15/2024	241,602
55,000	Emera US Finance LP (a)	2.70	6/15/2021	56,047
10,000	Eversource Energy	3.15	1/15/2025	10,429
450,000	NextEra Energy Capital Holdings, Inc.	2.06	9/1/2017	453,161
51,000	Oncor Electric Delivery Co. LLC	2.95	4/1/2025	53,066
160,000	Oncor Electric Delivery Co. LLC	4.10	6/1/2022	177,372
75,000	Pacific Gas & Electric Co.	3.40	8/15/2024	80,294
50,000	PPL Capital Funding, Inc.	3.50	12/1/2022	52,624
150,000	South Carolina Electric & Gas Co.	5.10	6/1/2065	173,121
225,000	The Southern Co.	2.75	6/15/2020	233,197
290,000	The Southern Co.	2.95	7/1/2023	300,614
				2,917,952
	ENGINEERING & CONSTRUCTION - 0.1%
50,000	SBA Tower Trust (a)	2.90	10/15/2019	50,675
255,000	SBA Tower Trust (a)	3.16	10/15/2020	260,328
				311,003
	FOOD - 0.2%
165,000	Kraft Heinz Foods Co. (a)	3.50	7/15/2022	175,240
65,000	Kraft Heinz Foods Co. (a)	4.38	6/1/2046	68,739
240,000	Sigma Alimentos SA de CV (a)	4.13	5/2/2026	242,700
375,000	The Kroger Co.	2.95	11/1/2021	394,001
15,000	Tyson Foods, Inc.	2.65	8/15/2019	15,410
				896,090
	GAS - 0.0% **
125,000	Dominion Gas Holdings LLC	3.60	12/15/2024	132,144

	HEALTHCARE-PRODUCTS - 0.2%
325,000	Boston Scientific Corp.	3.38	5/15/2022	337,100
205,000	Medtronic, Inc.	3.50	3/15/2025	223,476
75,000	Medtronic, Inc.	4.38	3/15/2035	84,835
				645,411
	HEALTHCARE-SERVICES - 0.4%
135,000	Aetna, Inc.	2.80	6/15/2023	137,903
105,000	Aetna, Inc.	4.25	6/15/2036	108,483
75,000	Anthem, Inc.	3.50	8/15/2024	77,649
150,000	Anthem, Inc.	4.65	8/15/2044	159,742
25,000	Dignity Health	3.81	11/1/2024	26,690
75,000	Kaiser Foundation Hospitals	3.50	4/1/2022	80,666
30,000	Memorial Sloan-Kettering Cancer Center	4.20	7/1/2055	33,913
50,000	Memorial Sloan-Kettering Cancer Center	5.00	7/1/2042	62,771
100,000	The City of Hope	5.62	11/15/2043	128,667
35,000	The New York and Presbyterian Hospital	4.02	8/1/2045	38,275

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE-SERVICES - 0.4% (Continued)
135,000	The Toledo Hospital	4.98	11/15/2045	$166,720
300,000	United Health Group, Inc.	2.88	3/15/2023	312,320
45,000	United Health Group, Inc.	3.35	7/15/2022	48,142
75,000	United Health Group, Inc.	3.75	7/15/2025	82,284
				1,464,225
	INSURANCE - 0.3%
50,000	American International Group, Inc.	4.88	6/1/2022	55,701
190,000	Berkshire Hathaway, Inc.	2.75	3/15/2023	196,314
50,000	Chubb INA Holdings, Inc.	2.30	11/3/2020	51,325
75,000	Chubb INA Holdings, Inc.	3.35	5/15/2024	80,303
150,000	Principal Financial Group, Inc.	3.40	5/15/2025	153,591
125,000	Teachers Insurance & Annuity Association of America (a)	4.90	9/15/2044	140,300
250,000	The Hartford Financial Services Group, Inc.	5.50	3/30/2020	282,298
290,000	Trinity Acquisition PLC	4.40	3/15/2026	302,796
				1,262,628
	INTERNET - 0.3%
400,000	Alibaba Group Holding Ltd.	2.50	11/28/2019	404,676
265,000	Amazon.com, Inc.	4.80	12/5/2034	311,695
245,000	Expedia, Inc. (a)	5.00	2/15/2026	253,997
				970,368
	LODGING - 0.1%
325,000	Marriott International, Inc.	2.30	1/15/2022	326,953
225,000	Marriott International, Inc.	2.88	3/1/2021	232,592
				559,545
	MACHINERY - CONSTRUCTION AND MINING - 0.0% **
45,000	Caterpillar, Inc.	4.30	5/15/2044	49,588

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc.	3.70	9/15/2024	53,986
60,000	Charter Communications Operating LLC (a)	6.48	10/23/2045	71,641
100,000	Comcast Corp.	6.40	3/1/2040	139,653
275,000	Cox Communications, Inc. (a)	4.80	2/1/2035	256,953
100,000	NBCUniversal Media, LLC	2.88	1/15/2023	105,234
250,000	Sky PLC (a)	3.75	9/16/2024	259,736
275,000	Time Warner, Inc.	4.88	3/15/2020	305,471
50,000	Viacom, Inc.	4.25	9/1/2023	51,946
				1,244,620
	MISCELLANEOUS MANUFACTURING - 0.2%
180,000	General Electric Co.	6.88	1/10/2039	271,701
10,000	Parker-Hannifin Corp.	4.45	11/21/2044	11,788
225,000	Pentair Finance SA	2.90	9/15/2018	227,279
50,000	Pentair Finance SA	3.15	9/15/2022	49,569
250,000	Siemens Financieringsmaatschappij NV (a)	2.90	5/27/2022	264,988
				825,325
	OIL & GAS - 0.8%
23,000	Anadarko Petroleum Corp.	6.38	9/15/2017	24,209
400,000	BG Energy Capital PLC (a)	4.00	10/15/2021	436,292
105,000	BP Capital Markets PLC	2.32	2/13/2020	107,476
30,000	ConocoPhillips Co.	5.75	2/1/2019	33,005
15,000	ConocoPhillips Co.	6.00	1/15/2020	17,060
105,000	ConocoPhillips Co.	2.88	11/15/2021	106,842
105,000	ConocoPhillips Co.	3.35	5/15/2025	108,539
325,000	Devon Energy Corp.	3.25	5/15/2022	315,183
100,000	Devon Energy Corp.	5.00	6/15/2045	93,287
45,000	Devon Energy Corp.	5.60	7/15/2041	43,478
130,000	Marathon Oil Corp.	2.70	6/1/2020	122,420
50,000	Marathon Oil Corp.	5.90	3/15/2018	51,867

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 0.8% (Continued)
170,000	Noble Energy, Inc.	4.15	12/15/2021	$178,751
200,000	Petroleos Mexicanos (a)	5.50	2/4/2019	210,200
170,000	Phillips 66	4.88	11/15/2044	185,566
225,000	Pioneer Natural Resources Co.	7.50	1/15/2020	263,463
225,000	Shell International Finance BV	4.13	5/11/2035	242,637
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.50	4/28/2020	232,481
60,000	Suncor Energy, Inc.	3.60	12/1/2024	63,101
125,000	Suncor Energy, Inc.	6.10	6/1/2018	135,169
				2,971,026
	OIL & GAS SERVICES - 0.0% **
110,000	Schlumberger Holdings Corp. (a)	3.00	12/21/2020	114,725

	PHARMACEUTICALS - 0.5%
375,000	AbbVie, Inc.	1.80	5/14/2018	377,632
50,000	AbbVie, Inc.	3.20	11/6/2022	51,702
85,000	Actavis Funding SCS	3.00	3/12/2020	87,663
20,000	Actavis Funding SCS	3.45	3/15/2022	20,771
55,000	Actavis Funding SCS	3.80	3/15/2025	57,301
50,000	Actavis Funding SCS	3.85	6/15/2024	52,324
175,000	Actavis Funding SCS	4.55	3/15/2035	179,851
275,000	Bayer US Finance LLC (a)	2.38	10/8/2019	281,115
170,000	Cardinal Health, Inc.	3.20	3/15/2023	177,348
35,000	Cardinal Health, Inc.	4.50	11/15/2044	36,628
95,000	EMD Finance LLC (a)	2.95	3/19/2022	97,333
135,000	EMD Finance LLC (a)	3.25	3/19/2025	138,332
100,000	Forest Laboratories LLC (a)	5.00	12/15/2021	111,913
150,000	Merck & Co., Inc.	2.75	2/10/2025	156,843
220,000	Mylan NV (a)	3.00	12/15/2018	225,237
				2,051,993
	PIPELINES - 0.4%
65,000	Columbia Pipeline Group, Inc.	2.45	6/1/2018	65,210
175,000	Columbia Pipeline Group, Inc.	4.50	6/1/2025	188,111
95,000	Enterprise Products Operating LLC	3.95	2/15/2027	100,760
130,000	Enterprise Products Operating LLC	5.10	2/15/2045	142,274
100,000	Phillips 66 Partners LP	3.61	2/15/2025	98,267
250,000	Regency Energy Partners LP / Regency Energy Finance Corp.	5.88	3/1/2022	267,411
275,000	Sunoco Logistics Partners Operations LP	4.40	4/1/2021	289,795
131,000	TransCanada PipeLines Ltd.	4.88	1/15/2026	149,601
200,000	Western Gas Partners LP	4.00	7/1/2022	194,874
				1,496,303
	REAL ESTATE INVESTMENT TRUSTS - 0.4%
300,000	American Tower Corp.	3.45	9/15/2021	312,259
50,000	AvalonBay Communities, Inc.	2.95	9/15/2022	51,458
140,000	Crown Castle International Corp.	3.70	6/15/2026	144,437
150,000	DDR Corp.	4.63	7/15/2022	162,203
75,000	HCP, Inc.	3.88	8/15/2024	75,416
200,000	HCP, Inc.	4.00	6/1/2025	201,544
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.38	11/5/2019	263,839
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.25	10/5/2020	286,191
				1,497,347
	RETAIL - 0.3%
50,000	AutoZone, Inc.	2.88	1/15/2023	50,888
300,000	Auto Zone, Inc.	3.13	7/15/2023	311,049
250,000	CVS Health Corp.	4.00	12/5/2023	276,463
55,000	CVS Health Corp.	4.88	7/20/2035	65,665
130,000	CVS Health Corp.	5.13	7/20/2045	161,275

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.3% (Continued)
200,000	O’Reilly Automotive, Inc.	3.80	9/1/2022	$215,355
100,000	The Home Depot, Inc.	2.00	6/15/2019	102,806
100,000	Walgreens Boots Alliance, Inc.	2.60	6/1/2021	101,866
				1,285,367
	SEMICONDUCTORS - 0.0% **
165,000	Lam Research Corp.	3.45	6/15/2023	170,409

	SOFTWARES - 0.1%
225,000	Oracle Corp.	2.80	7/8/2021	236,165

	TELECOMMUNICATIONS - 0.3%
30,000	AT&T, Inc.	3.95	1/15/2025	31,888
20,000	AT&T, Inc.	4.50	5/15/2035	20,460
110,000	AT&T, Inc.	4.75	5/15/2046	112,736
150,000	Crown Castle Towers LLC (a)	3.22	5/15/2022	157,032
120,000	GTP Acquisition Partners I LLC (a)	2.35	6/15/2020	119,743
225,000	Orange SA	9.00	3/1/2031	348,462
225,000	Verizon Communications, Inc.	4.52	9/15/2048	234,292
109,000	Verizon Communications, Inc.	4.67	3/15/2055	110,247
4,000	Verizon Communications, Inc.	6.40	9/15/2033	5,106
				1,139,966
	TOYS/GAMES/HOBBIES - 0.0% **
50,000	Mattel, Inc.	2.35	5/6/2019	50,790

	TRANSPORTATION - 0.1%
85,000	FedEx Corp.	4.55	4/1/2046	92,233
225,000	FedEx Corp.	8.00	1/15/2019	261,469
100,000	Kansas City Southern (a)	4.95	8/15/2045	112,293
				465,995
	TRUCKING & LEASING - 0.1%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.20	7/15/2020	153,424
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.38	2/1/2022	203,959
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.88	7/11/2022	54,527
				411,910

	TOTAL CORPORATE BONDS (Cost $39,456,888)			41,153,437

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1%
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.71	9/15/2048	170,984
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.82	11/10/2048	579,592
130,000	COMM 2013-CCRE8 Mortgage Trust	3.33	6/10/2046	139,887
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.51	4/15/2050	244,520
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.50	6/15/2057	454,509
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.72	8/15/2048	441,075
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.88	5/25/2025	487,001
300,000	GS Mortgage Securities Trust 2015-GS1	3.73	11/10/2048	332,560
3,596	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8	5.40	5/15/2045	3,597
97,084	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19^	5.89	2/12/2049	99,022
101,619	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20^	5.79	2/12/2051	105,422
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.91	1/15/2049	111,889
31,925	LB-UBS Commercial Mortgage Trust 2006-C6	5.37	9/15/2039	31,996
21,580	LB-UBS Commercial Mortgage Trust 2008-C1^	6.25	4/15/2041	22,711
76,383	ML-CFC Commercial Mortgage Trust 2007-7^	5.81	6/12/2050	78,929
114,076	ML-CFC Commercial Mortgage Trust 2007-9	5.70	9/12/2049	117,539
490,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.31	4/15/2048	515,654
100,000	SFAVE Commerical Mortgage Securities Trust 2015-5AVE (a)^	4.14	1/5/2043	98,534

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.1% (Continued)
66,394	Wachovia Bank Commercial Mortgage Trust Series 2006-C29	5.31	11/15/2048	$66,768
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.84	9/15/2058	138,683
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.15	5/15/2048	264,979
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $4,344,156)			4,505,851

	MORTGAGE BACKED SECURITIES - 8.4%
	FEDERAL HOME LOAN MORTGAGE CORP. - 2.3%
100,000	Freddie Mac +	2.50	7/1/2030	103,312
200,000	Freddie Mac +	3.00	7/1/2030	209,719
225,000	Freddie Mac +	4.00	7/15/2044	240,842
300,000	Freddie Mac +	4.00	8/15/2044	320,789
175,000	Freddie Mac +	4.50	7/1/2041	190,832
50,000	Freddie Mac +	5.00	7/1/2044	55,180
50,000	Freddie Mac +	5.50	7/1/2044	55,789
29,354	Freddie Mac Gold Pool	2.50	10/1/2028	30,499
16,089	Freddie Mac Gold Pool	3.00	9/1/2028	16,967
159,696	Freddie Mac Gold Pool	3.50	11/1/2034	169,499
45,666	Freddie Mac Gold Pool	3.50	10/1/2043	48,171
3,011,299	Freddie Mac Gold Pool	3.00	9/1/2045	3,119,893
1,195,367	Freddie Mac Gold Pool	3.00	8/1/2045	1,238,531
2,850,000	Freddie Mac Gold Pool	3.50	6/1/2046	3,007,700
54,741	Freddie Mac Gold Pool	3.00	2/1/2043	56,830
36,633	Freddie Mac Gold Pool	4.00	8/1/2044	39,278
				8,903,831
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
1,375,000	Fannie Mae +	2.50	7/1/2030	1,421,836
1,475,000	Fannie Mae +	3.00	7/1/2030	1,545,754
200,000	Fannie Mae +	3.50	7/15/2029	211,844
100,000	Fannie Mae +	4.00	7/15/2030	103,797
625,000	Fannie Mae +	4.00	7/1/2044	669,775
1,000,000	Fannie Mae +	4.00	8/1/2044	1,070,859
375,000	Fannie Mae +	4.50	7/1/2044	409,277
300,000	Fannie Mae +	4.50	8/1/2044	327,280
375,000	Fannie Mae +	5.00	7/1/2044	416,543
300,000	Fannie Mae +	5.50	7/1/2038	337,078
75,000	Fannie Mae +	6.00	7/1/2044	85,805
156,670	Fannie Mae Pool	2.47	5/1/2025	161,943
39,081	Fannie Mae Pool	2.50	4/1/2028	40,631
310,000	Fannie Mae Pool	2.68	5/1/2025	322,520
400,000	Fannie Mae Pool	2.81	7/1/2025	419,842
110,000	Fannie Mae Pool	2.99	10/1/2025	117,272
26,600	Fannie Mae Pool	3.00	10/1/2028	27,988
107,151	Fannie Mae Pool	3.00	7/1/2043	111,312
1,243,745	Fannie Mae Pool	3.00	9/1/2045	1,290,952
2,248,153	Fannie Mae Pool	3.00	1/1/2046	2,333,425
54,450	Fannie Mae Pool	3.09	10/1/2025	58,589
4,038,150	Fannie Mae Pool	3.50	2/1/2046	4,266,805
2,931,454	Fannie Mae Pool	3.50	3/1/2046	3,096,463
58,817	Fannie Mae Pool	4.00	11/1/2043	63,188
979,501	Fannie Mae Pool	4.00	1/1/2046	1,052,409
1,101,727	Fannie Mae Pool	4.00	2/1/2046	1,183,674
				21,146,861

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
100,000	Ginnie Mae +	3.00	10/1/2025	$104,195
425,000	Ginnie Mae +	4.00	7/15/2045	454,119
350,000	Ginnie Mae +	4.50	7/1/2044	375,540
50,000	Ginnie Mae +	5.00	7/1/2044	55,648
100,000	Ginnie Mae +	5.00	7/15/2045	108,422
62,716	Ginnie Mae II Pool	3.00	12/20/2042	65,725
320,691	Ginnie Mae II Pool	3.00	4/20/2045	335,495
71,521	Ginnie Mae II Pool	3.50	7/20/2043	76,123
652,936	Ginnie Mae II Pool	3.50	2/20/2046	693,270
31,283	Ginnie Mae II Pool	4.00	12/20/2044	33,475
				2,302,012
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $31,899,231)			32,352,704

	MUNICIPAL SECURITIES - 0.7%
115,000	Bay Area Toll Authority	7.04	4/1/2050	182,740
90,000	Chicago O’Hare International Airport	6.40	1/1/2040	129,897
25,000	Chicago Transit Authority	6.90	12/1/2040	32,687
55,000	Chicago Transit Authority	6.90	12/1/2040	71,131
315,000	County of Sacramento CA	5.73	8/15/2023	355,024
165,000	Kansas Development Finance Authority	4.93	4/15/2045	189,040
120,000	Long Island Power Authority	3.88	9/1/2024	130,249
60,000	Los Angeles Community College District	6.60	8/1/2042	94,466
100,000	Metropolitan Transportation Authority	6.81	11/15/2040	145,777
145,000	Municipal Electric Authority of Georgia	6.64	4/1/2057	193,893
230,000	New Jersey Economic Development Authority	3.80	6/15/2018	236,658
70,000	Port Authority of New York & New Jersey	4.81	10/15/2065	84,160
100,000	Port Authority of New York & New Jersey	5.65	11/1/2040	133,518
40,000	Regents of the University of California Medical Center Pooled Revenue	6.55	5/15/2048	58,419
115,000	Regents of the University of California Medical Center Pooled Revenue	6.58	5/15/2049	168,981
50,000	State of California	7.55	4/1/2039	79,039
35,000	State of California	7.60	11/1/2040	56,353
370,000	State of Illinois	5.10	6/1/2033	355,596
35,000	University of California	3.93	5/15/2045	37,083
	TOTAL MUNICIPAL SECURITIES (Cost - $2,533,125)			2,734,711

	SOVEREIGN DEBT - 0.3%
320,000	Export-Import Bank of Korea	1.75	5/26/2019	322,675
330,000	Qatar Government International Bond (a)	4.63	6/2/2046	358,768
320,000	Slovenia Government International Bond (a)	5.50	10/26/2022	363,296
	TOTAL SOVEREIGN DEBT (Cost - $1,004,098)			1,044,739

	U.S. TREASURY SECURITIES - 10.0%
990,300	United States Treasury Note	0.63	9/30/2017	991,229
3,550,000	United States Treasury Note	0.63	11/30/2017	3,552,911
3,080,000	United States Treasury Note	0.75	10/31/2017	3,087,460
685,000	United States Treasury Note	0.75	12/31/2017	686,793
700,000	United States Treasury Note	0.75	3/31/2018	701,914
95,000	United States Treasury Note	0.88	4/30/2017	95,289
1,035,000	United States Treasury Note	1.25	3/31/2021	1,047,048
725,000	United States Treasury Note	1.38	9/30/2020	738,169
200,000	United States Treasury Note	1.38	1/31/2021	203,539
1,495,000	United States Treasury Note	1.38	12/31/2018	1,521,454
1,470,000	United States Treasury Note	1.38	2/28/2019	1,496,701
2,640,000	United States Treasury Note	1.38	7/31/2018	2,681,456
1,465,000	United States Treasury Note	1.50	11/30/2019	1,499,107
4,700,000	United States Treasury Note	1.50	3/31/2023	4,767,746
500,000	United States Treasury Note	1.63	2/15/2026	505,625

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 10.0% (Continued)
345,000	United States Treasury Note	1.63	6/30/2020	$354,784
235,000	United States Treasury Note	1.75	12/31/2020	243,087
2,595,000	United States Treasury Note	2.00	11/30/2020	2,711,674
1,550,000	United States Treasury Note	2.00	2/15/2025	1,621,687
20,000	United States Treasury Note	2.25	11/15/2025	21,337
2,400	United States Treasury Note	2.38	8/15/2024	2,583
1,770,000	United States Treasury Note	2.38	7/31/2017	1,804,986
3,895,000	United States Treasury Bond	2.50	2/15/2045	4,055,213
440,000	United States Treasury Bond	2.50	2/15/2046	458,167
250,000	United States Treasury Bond	2.88	5/15/2043	281,123
575,000	United States Treasury Bond	2.88	8/15/2045	645,662
690,000	United States Treasury Bond	3.00	11/15/2044	793,339
1,580,000	United States Treasury Bond	3.38	5/15/2044	1,947,288
5,000	United States Treasury Bond	3.63	8/15/2043	6,451
5,000	United States Treasury Bond	3.75	11/15/2043	6,597
	TOTAL U.S. TREASURY SECURITIES (Cost - $37,235,641)			38,530,419

Shares
	SHORT-TERM INVESTMENTS - 2.6%
	MONEY MARKET FUND - 2.6%
9,864,187	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (b)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $9,864,187)			9,864,187

	TOTAL INVESTMENTS - 99.8% (Cost - $364,779,527)(c)			$386,054,014
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%			730,057
	TOTAL NET ASSETS - 100.0%			$386,784,071

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.01%

^	Variable rate security.

#	Step coupon.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2016, these securities amounted to $21,151,642 or 5.5% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2016.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $363,075,917 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$30,523,714
Unrealized Depreciation:	(10,101,837)
Net Unrealized Appreciation:	$20,421,877

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	SECURITIES SOLD SHORT - (0.7)%
	MORTGAGE BACKED SECURITIES - (0.7)%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - (0.7)%
1,625,000	Fannie Mae +	3.50	4/1/2041	$1,714,629
700,000	Fannie Mae +	3.50	8/1/2042	737,192
				2,451,821
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (0.1)%
100,000	Ginnie Mae +	3.00	4/15/2045	104,399

	TOTAL MORTGAGE BACKED SECURITIES (Cost - $2,544,930)			$2,556,220

+ All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

Contracts				Unrealized Depreciation
	SHORT FUTURES CONTRACTS
7	MSCI Emerging Market E-Mini Future September 2016
	(Underlying Face Amount at Value $292,145)			$(1,080)
102	S&P Midcap 400 Mini September 2016
	(Underlying Face Amount at Value $15,228,600)			(735,790)
79	MSCI EAFE Index Mini Future September 2016
	(Underlying Face Amount at Value $6,380,040)			(353,535)
466	S&P 500 E-Mini September 2016
	(Underlying Face Amount at Value $48,702,825)			(2,108,113)
24	Russell Mini Future September 2016
	(Underlying Face Amount at Value $2,753,760)			(115,570)
	NET UNREALIZED DEPRECIATION OF SHORT FUTURES CONTRACTS			$(3,314,088)

		Fixed Received Rate
Notional Amount $	CREDIT DEFAULT SWAP	(%)	Expiration	Unrealized Depreciation
670,000	CMBX.NA.AAA - Counterparty “Barclays Bank PLC”	0.50	10/17/2057	$(1,426)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 37.6%
	DEBT FUND - 19.6%
44	iShares Core U.S. Aggregate Bond ETF	$4,953

	EQUITY FUNDS - 18.0%
34	iShares Core MSCI EAFE ETF	1,764
11	iShares Core S&P 500 ETF	2,318
4	iShares Russell 2000 ETF	460
		4,542
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,468)	9,495

	VARIABLE INSURANCE TRUSTS - 61.0%
	DEBT FUNDS - 41.2%
353	American Funds Insurance Series - Bond Fund - Class I	3,960
213	BlackRock High Yield VI Fund - Class I	1,483
288	MFS Research Bond Series	3,959
92	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged Fund - Class I	1,017
		10,419

	EQUITY FUNDS - 19.8%
100	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class I	1,270
26	American Funds Insurance Series - New World Fund - Class I	500
25	MFS Growth Series	1,009
89	MFS VIT III Mid Cap Value Portfolio	741
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares^	518
460	Oppenheimer International Growth Fund - Non-Service Shares	952
		4,990
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $15,427)	15,409

	SHORT-TERM INVESTMENTS - 1.5%
	MONEY MARKET FUND - 1.5%
367	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.42% (a)(Cost - $367)	367

	TOTAL INVESTMENTS - 100.1% (Cost - $25,262)(b)	$25,271
	OTHER ASSETS LESS LIABILITIES -NET - (0.1)%	(14)
	TOTAL NET ASSETS - 100.0%	$25,257

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,262 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$267
Unrealized Depreciation:	(258)
Net Unrealized Appreciation:	$9

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 41.4%
	DEBT FUND - 12.6%
28	iShares Core U.S. Aggregate Bond ETF	$3,152

	EQUITY FUNDS - 28.8%
78	iShares Core MSCI EAFE ETF	4,047
13	iShares Core S&P 500 ETF	2,739
4	iShares Russell 2000 ETF	460
		7,246
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,506)	10,398

	VARIABLE INSURANCE TRUSTS - 57.5%
	DEBT FUNDS - 28.9%
109	American Funds Insurance Series - Bond Fund - Class I	1,221
107	BlackRock High Yield VI Fund - Class I	742
53	MFS Research Bond Series	732
412	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged Fund - Class I	4,573
		7,268

	EQUITY FUNDS - 28.6%
98	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,253
78	American Funds Insurance Series - New World Fund - Class I	1,500
25	MFS Growth Series	996
89	MFS VIT III Mid Cap Value Portfolio	740
11	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares ^	777
920	Oppenheimer International Growth Fund - Non-Service Shares	1,904
		7,170
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $14,521)	14,438

	SHORT-TERM INVESTMENTS - 1.2%
	MONEY MARKET FUND - 1.2%
304	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.42% (a)(Cost - $304)	304

	TOTAL INVESTMENTS - 100.1% (Cost - $25,331)(b)	$25,140
	OTHER ASSETS LESS LIABILITIES -NET - (0.1)%	(15)
	TOTAL NET ASSETS - 100.0%	$25,125

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,330 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$254
Unrealized Depreciation:	(445)
Net Unrealized Depreciation:	$(191)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 52.6%
	DEBT FUND - 12.6%
28	iShares Core U.S. Aggregate Bond ETF	$3,152

	EQUITY FUNDS - 40.0%
92	iShares Core MSCI EAFE ETF	4,774
20	iShares Core S&P 500 ETF	4,214
9	iShares Russell 2000 ETF	1,035
		10,023
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,300)	13,175

	VARIABLE INSURANCE TRUSTS - 46.3%
	DEBT FUNDS - 9.7%
108	American Funds Insurance Series - Bond Fund - Class I	1,213
71	BlackRock High Yield VI Fund - Class I	494
53	MFS Research Bond Series	728
		2,435

	EQUITY FUNDS - 36.6%
176	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	2,239
78	American Funds Insurance Series - New World Fund - Class I	1,500
37	MFS Growth Series	1,483
149	MFS VIT III Mid Cap Value Portfolio	1,234
14	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares ^	1,036
805	Oppenheimer International Growth Fund - Non-Service Shares	1,666
		9,158
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $11,850)	11,593

	SHORT-TERM INVESTMENTS - 1.2%
	MONEY MARKET FUND - 1.2%
289	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.42% (a)(Cost - $289)	289

	TOTAL INVESTMENTS - 100.1% (Cost - $25,439)(b)	$25,057
	OTHER ASSETS LESS LIABILITIES -NET - (0.1)%	(15)
	TOTAL NET ASSETS - 100.0%	$25,042

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,438 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$160
Unrealized Depreciation:	(542)
Net Unrealized Depreciation:	$(382)

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2016 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 47.6%
	DEBT FUND - 18.4%
41	iShares Core U.S. Aggregate Bond ETF	$4,615

	EQUITY FUNDS - 29.2%
59	iShares Core MSCI EAFE ETF	3,062
17	iShares Core S&P 500 ETF	3,582
6	iShares Russell 2000 ETF	690
		7,334
	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,972)	11,949

	VARIABLE INSURANCE TRUSTS - 51.1%
	DEBT FUNDS - 22.5%
219	American Funds Insurance Series - Bond Fund - Class I	2,451
106	BlackRock High Yield VI Fund - Class I	741
143	MFS Research Bond Series	1,960
46	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged Fund - Class I	508
		5,660

	EQUITY FUNDS - 28.6%
138	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,760
52	American Funds Insurance Series - New World Fund - Class I	1,000
31	MFS Growth Series	1,250
119	MFS VIT III Mid Cap Value Portfolio	987
11	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares ^	777
690	Oppenheimer International Growth Fund - Non-Service Shares	1,428
		7,202
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $13,016)	12,862

	SHORT-TERM INVESTMENTS - 1.4%
	MONEY MARKET FUND - 1.4%
358	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.42% (a)(Cost - $358)	358

	TOTAL INVESTMENTS - 100.1% (Cost - $25,346)(b)	$25,169
	OTHER ASSETS LESS LIABILITIES -NET - (0.1)%	(15)
	TOTAL NET ASSETS - 100.0%	$25,154

^	The value of this security has been determined in good faith under policies of the Board of Trustees.

(a)	Money market rate shown represents the rate at June 30, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,346 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$217
Unrealized Depreciation:	(394)
Net Unrealized Depreciation:	$(177)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
June 30, 2016 (Unaudited)

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock
	Funds® Managed Risk	Managed Risk	Global Allocation
Assets:	Portfolio	Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$211,208,384	$89,030,262	$299,475,246
Investments in securities, at value	$199,273,171	$91,847,402	$266,765,619
Deposits with broker +	11,659,764	5,063,394	13,627,347
Receivable for securities sold	1,265,404	1,561,349	3,322,591
Interest and dividends receivable	750	148	11
Prepaid expenses and other assets	1,128	957	2,962
Total Assets	212,200,217	98,473,250	283,718,530
Liabilities:
Unrealized depreciation on futures contracts	1,801,105	344,830	4,513,663
Payable for fund shares redeemed	34,463	19,387	62,201
Payable for securities purchased	70,432	387,062	—
Accrued 12b-1 Fees	43,047	19,912	57,896
Accrued investment advisory fees	84,398	43,266	46,953
Administrative service fees payable	21,600	10,114	28,538
Total Liabilities	2,055,045	824,571	4,709,251
Net Assets	$210,145,172	$97,648,679	$279,009,279

Net Assets:
Paid in capital	$207,487,939	$95,604,291	$313,384,643
Undistributed net investment income	12,731,770	1,263,406	2,978,145
Accumulated net realized gain/(loss) on investments and futures contracts	3,661,781	(1,691,328)	(130,219)
Net unrealized appreciation (depreciation) on investments and futures contracts	(13,736,318)	2,472,310	(37,223,290)
Net Assets	$210,145,172	$97,648,679	$279,009,279
Class II Shares:
Net assets	$210,145,172	$97,648,679	$279,009,279
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	19,317,601	8,933,574	30,735,089

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.88	$10.93	$9.08

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2016 (Unaudited)

	Global Atlantic Franklin	Global Atlantic Goldman Sachs	Global Atlantic Growth
	Dividend and Income	Dynamic Trends Allocation	Managed Risk
Assets:	Managed Risk Portfolio	Portfolio	Portfolio
Investments in securities, at cost	$175,275,265	$24,798,374	$424,920,175
Investments in securities, at value	$182,628,370	$25,558,137	$433,678,472
Deposits with broker +	7,284,903	338,797	30,051,486
Receivable for securities sold	—	—	21,109,694
Interest and dividends receivable	164,674	29,189	387
Prepaid expenses and other assets	1,820	215	5,043
Total Assets	190,079,767	25,926,338	484,845,082
Liabilities:
Due to custodian	328	—	—
Due to custodian - foreign cash
(Cost $0, $109, $0, respectively)	—	141	—
Options written
(Cost $0, $4,500, $0, respectively)	—	1,627	—
Unrealized depreciation on futures contracts	1,161,295	11,630	9,546,050
Payable for Portfolio shares redeemed	229,679	2,236	201,291
Payable for securities purchased	—	98,645	2,917,171
Accrued investment advisory fees	109,106	16,265	213,171
Accrued distribution (12b-1) fees	38,265	5,116	98,304
Administrative service fees payable	11,560	2,544	48,781
Total Liabilities	1,550,233	138,204	13,024,768
Net Assets	$188,529,534	$25,788,134	$471,820,314

Net Assets:
Paid in capital	$186,382,810	$25,610,819	$497,326,306
Undistributed net investment income	2,669,765	64,746	7,546,086
Accumulated net realized loss on investments, futures contracts, options and foreign currency translations	(6,714,851)	(638,402)	(32,264,325)
Net unrealized depreciation on investments, futures contracts, options and foreign currency translations	6,191,810	750,971	(787,753)
Net Assets	$188,529,534	$25,788,134	$471,820,314

Class II Shares:
Net assets	$188,529,534	$25,788,134	$471,820,314
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	18,121,959	2,644,739	48,044,224
Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.40	$9.75	$9.82

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2016 (Unaudited)

	Global Atlantic Moderate	Global Atlantic PIMCO	Global Atlantic Select
	Growth Managed	Tactical Allocation	Advisor Managed
Assets:	Risk Portfolio	Portfolio	Risk Portfolio
Investments in securities, at cost	$127,009,028	$18,887,390	$104,324,631
Investments in securities, at value	$130,603,062	$19,207,380	$106,937,660
Cash	—	35	—
Foreign cash (Cost: $0, $8,936, $0, respectively)	—	8,788	—
Deposits with broker +	7,957,661	672,380	6,430,062
Unrealized appreciation on futures contracts	—	57,841	—
Interest and dividends receivable	208	27,549	65,493
Receivable for securities sold	4,622,423	1,274,639	801,044
Premiums paid on open swap contracts	—	17,257	—
Receivable on swaps	—	39,540	—
Prepaid expenses and other assets	1,815	141	1,153
Total Assets	143,185,169	21,305,550	114,235,412
Liabilities:
Futures Options Written
(Proceeds $0, $4,202 and $0, respectively)	—	2,652	—
Unrealized depreciation on futures contracts	1,411,670	—	1,221,130
Unrealized depreciation on swap contract	—	64,807	—
Unrealized depreciation on forward foreign currency contracts	—	18,136	—
Payable for securities purchased	865,125	5,486,698	119,178
Payable for Portfolio shares redeemed	24,694	2,018	21,017
Accrued investment advisory fees	62,965	9,540	24,305
Accrued distribution (12b-1) fees	29,003	3,070	23,110
Administrative service fees payable	14,739	1,554	11,536
Total Liabilities	2,408,196	5,588,475	1,420,276
Net Assets	$140,776,973	$15,717,075	$112,815,136

Net Assets:
Paid in capital	$141,029,394	$15,976,114	$112,185,158
Undistributed net investment income	2,005,325	969,354	2,211,403
Accumulated net realized loss on investments, futures contracts, options and swap contracts	(4,440,110)	(1,523,134)	(2,973,324)
Net unrealized appreciation(depreciation) on investments, options written and swap contracts	2,182,364	294,741	1,391,899
Net Assets	$140,776,973	$15,717,075	$112,815,136

Class II Shares:
Net assets	$140,776,973	$15,717,075	$112,815,136
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	13,563,339	1,622,006	10,388,226

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.38	$9.69	$10.86

(a)	NAV may not recalculate due to rounding of shares.

+	Collateral for forward foreign currency contracts, futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2016 (Unaudited)

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global
Assets:	Risk Portfolio	Allocation Portfolio	Allocation Portfolio
Investments in securities, at cost	$364,779,527	$25,262	$25,331
Investments in securities, at value	$386,054,014	$25,271	$25,140
Deposits with broker +	14,347,055	—	—
Interest and dividends receivable	918,127	1	—
Receivable for securities sold	7,056,817	—	—
Prepaid expenses and other assets	3,792	—	—
Total Assets	408,379,805	25,272	25,140
Liabilities:
Due to Custodian	2,986	—	—
Securities sold short
(Proceeds - $2,544,930, $0 and $0, respectively)	2,556,220	—	—
Unrealized depreciation on swap contract	1,426	—	—
Unrealized depreciation on futures contracts	3,314,088	—	—
Payable for securities purchased	15,189,828	—	—
Payable for Portfolio shares redeemed	148,840	—	—
Accrued investment advisory fees	264,105	7	7
Accrued distribution (12b-1) fees	79,247	5	5
Administrative service fees payable	38,994	3	3
Total Liabilities	21,595,734	15	15
Net Assets	$386,784,071	$25,257	$25,125

Net Assets:
Paid in capital	$378,775,060	$25,000	$25,000
Undistributed net investment income	2,267,962	245	314
Accumulated net realized gain/(loss) on investments and futures contracts	(12,206,580)	3	2
Net unrealized appreciation/(depreciation) on investments, futures contracts, and swap contract	17,947,629	9	(191)
Net Assets	$386,784,071	$25,257	$25,125

Class II Shares:
Net assets	$386,784,071	$25,257	$25,125
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	33,638,736	2,500	2,500

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$11.50	$10.10	$10.05

+ Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
June 30, 2016 (Unaudited)

	Global Atlantic Wilshire	Global Atlantic Wilshire
	Dynamic Growth	Dynamic Moderate
Assets:	Allocation Portfolio	Allocation Portfolio
Investments in securities, at cost	$25,439	$25,346
Investments in securities, at value	$25,057	$25,169
Total Assets	25,057	25,169
Liabilities:
Accrued investment advisory fees	7	7
Accrued distribution (12b-1) fees	5	5
Administrative service fees payable	3	3
Total Liabilities	15	15
Net Assets	$25,042	$25,154

Net Assets:
Paid in capital	$25,000	$25,000
Undistributed net investment income	422	333
Accumulated net realized gain/(loss) on investments and futures contracts	2	(2)
Net unrealized appreciation on investments, futures contracts, and swap contract	(382)	(177)
Net Assets	$25,042	$25,154

Class II Shares:
Net assets	$25,042	$25,154
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	2,500	2,500

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.02	$10.06

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Six Months Ended June 30, 2016 (Unaudited)

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock Globa
	Funds® Managed Risk	Managed Risk	Allocation Managed Risk
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$10,807,001	$849,926	$—
Interest income	17,573	3,648	353
Total Investment Income	10,824,574	853,574	353
Expenses:
Investment advisory fees	892,105	247,530	1,232,496
Distribution fees (12b-1) - Class II Shares	247,807	112,514	342,360
Administrative service fees	110,991	51,256	154,486
Miscellaneous Expense	1,708	324	1,004
Total Expenses	1,252,611	411,624	1,730,346
Expenses waived	(399,990)	(1,770)	(949,762)
Net Expenses	852,621	409,854	780,584
Net Investment Income/(Loss)	9,971,953	443,720	(780,231)
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net realized gain/(loss) on:
Investments	(1,852,489)	(305,855)	(1,813,162)
Futures contracts	(609,296)	(231,200)	(3,679,968)
	(2,461,785)	(537,055)	(5,493,130)
Net change in unrealized appreciation/(depreciation) on:
Investments	178,457	2,849,759	2,734,110
Futures contracts	(1,801,105)	(344,830)	(4,513,663)
	(1,622,648)	2,504,929	(1,779,553)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(4,084,433)	1,967,874	(7,272,683)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,887,520	$2,411,594	$(8,052,914)

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2016 (Unaudited)

	Global Atlantic Franklin	Global Atlantic Goldman Sachs	Global Atlantic Growth
	Dividend and Income	Dynamic Trends	Managed Risk
	Managed Risk Portfolio	Allocation Portfolio	Portfolio
Investment Income:
Dividend income	$2,053,010 *	$90,434	$4,921,838
Interest income	3,482	93,604	9,763
Total Investment Income	2,056,492	184,038	4,931,601
Expenses:
Investment advisory fees	732,268	87,788	1,280,367
Distribution fees (12b-1) - Class II Shares	215,373	25,820	581,985
Administrative service fees	99,071	11,627	263,713
Miscellaneous Expense	617	73	1,709
Total Expenses	1,047,329	125,308	2,127,774
Expenses waived	(116,608)	(5,260)	(9,415)
Net Expenses	930,721	120,048	2,118,359
Net Investment Income	1,125,771	63,990	2,813,242
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	138,237	66,574	(4,402,344)
Futures contracts	(1,097,832)	(222,164)	(6,761,217)
Options written	—	67,974	—
Foreign currency translations	—	(680)	—
	(959,595)	(88,296)	(11,163,561)
Net change in unrealized appreciation/(depreciation) on:
Investments	11,685,400	772,636	14,127,461
Futures contracts	(1,113,330)	(8,382)	(9,589,510)
Options written	—	(8,402)	—
Foreign currency translations	—	(6)	—
	10,572,070	755,846	4,537,951
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written and Foreign Currency Translations	9,612,475	667,550	(6,625,610)
Net Decrease in Net Assets Resulting from Operations	$10,738,246	$731,540	$(3,812,368)

*	Foreign Taxes Withheld $538

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2016 (Unaudited)

	Global Atlantic Moderate	Global Atlantic PIMCO	Global Atlantic Select
	Growth Managed	Tactical Allocation	Advisor Managed
	Risk Portfolio	Portfolio	Risk Portfolio
Investment Income:
Dividend income	$1,342,676	$64,920 *	$1,286,195
Interest income	5,061	983,540	8,266
Total Investment Income	1,347,737	1,048,460	1,294,461
Expenses:
Investment advisory fees	366,617	57,113	484,572
Distribution fees (12b-1) - Class II Shares	166,644	16,798	134,603
Administrative service fees	75,656	7,477	60,917
Miscellaneous Expense	483	48	391
Total Expenses	609,400	81,436	680,483
Expenses waived	(2,662)	(4,785)	(341,242)
Net Expenses	606,738	76,651	339,241
Net Investment Income	740,999	971,809	955,220

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(1,467,514)	(994,704)	(514,033)
Futures contracts	(337,774)	88,646	(538,234)
Options written	—	5,904	—
Swap Contracts	—	(17,736)	—
Foreign currency translations	—	(33,469)	—
	(1,805,288)	(951,359)	(1,052,267)
Net change in unrealized appreciation/(depreciation) on:
Investments	4,905,171	296,587	3,828,258
Futures contracts	(1,411,670)	90,800	(1,221,170)
Futures Options Written	—	1,550	—
Swap contracts	—	(49,123)	—
Forward foreign currency contracts	—	(15,254)	—
Foreign currency translations	—	(1,368)	—
	3,493,501	323,192	2,607,088
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	1,688,213	(628,167)	1,554,821
Net Increase in Net Assets Resulting from Operations	$2,429,212	$343,642	$2,510,041

*	Foreign taxes withheld of $41.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2016 (Unaudited)

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global
	Risk Portfolio	Allocation Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$1,955,672 *	$274	$342
Interest income	1,411,929	—	1
Total Investment Income	3,367,601	274	343
Expenses:
Investment advisory fees	1,520,739	14	14
Distribution fees (12b-1) - Class II Shares	447,276	10	10
Administrative service fees	201,747	5	5
Miscellaneous Expense	1,284	—	—
Total Expenses	2,171,046	29	29
Expenses waived	(23,026)	—	—
Net Expenses	2,148,020	29	29
Net Investment Income	1,219,581	245	314

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swaps
Net Realized Gain (Loss) on:
Investments	(3,575,014)	3	2
Futures contracts	(1,138,255)	—	—
Swap contracts	1,993	—	—
Foreign currency translations	272	—	—
	(4,711,004)	3	2
Net change in unrealized appreciation/(depreciation) on:
Investments	13,378,282	9	(191)
Futures contracts	(3,311,288)	—	—
Swap contracts	7,327	—	—
Securities sold short	(11,290)	—	—
	10,063,031	9	(191)
Net Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Translations	5,352,027	12	(189)
Net Increase in Net Assets Resulting from Operations	$6,571,608	$257	$125

*	Foreign taxes withheld of $2,475.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Six Months Ended June 30, 2016 (Unaudited)

	Global Atlantic Wilshire	Global Atlantic Wilshire
	Dynamic Growth	Dynamic Moderate
	Allocation Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$451	$362
Interest income	—	—
Total Investment Income	451	362
Expenses:
Investment advisory fees	14	14
Distribution fees (12b-1) - Class II Shares	10	10
Administrative service fees	5	5
Total Expenses	29	29
Net Investment Income	422	333

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain (Loss) on:
Investments	2	(2)
	2	(2)
Net change in unrealized appreciation/(depreciation) on:
Investments	(382)	(177)
	(382)	(177)

Net Realized and Unrealized Loss on Investments	(380)	(179)
Net Increase in Net Assets Resulting from Operations	$42	$154

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Six Months ended	Year Ended	Six Months ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(Unaudited)	2015	(Unaudited)	2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$9,971,953	$2,761,046	$443,720	$820,113
Net realized loss on investments and futures contracts	(2,461,785)	(4,533,262)	(537,055)	(846,683)
Distributions of realized gains by underlying investment companies	—	10,860,044	—	—
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	(1,622,648)	(13,290,785)	2,504,929	(1,124,896)
Net increase/(decrease) in net assets resulting from operations	5,887,520	(4,202,957)	2,411,594	(1,151,466)
From Distributions to Shareholders:
Net Investment Income	—	(1,455,718)	—	(295,453)

From Shares of Beneficial Interest:
Proceeds from shares sold	20,896,917	91,531,254	15,058,063	43,872,251
Reinvestment of distributions	—	1,455,718	—	295,453
Cost of shares redeemed	(7,801,245)	(12,655,128)	(3,131,244)	(6,810,830)
Net increase in net assets from share transactions of beneficial interest	13,095,672	80,331,844	11,926,819	37,356,874
Total increase in net assets	18,983,192	74,673,169	14,338,413	35,909,955

Net Assets:
Beginning of period	191,161,980	116,488,811	83,310,266	47,400,311
End of period	$210,145,172	$191,161,980	$97,648,679	$83,310,266
Undistributed net investment income at end of period	$12,731,770	$2,759,817	$1,263,406	$819,686

Share Activity:
Shares Sold	1,971,535	8,376,859	1,411,671	4,031,921
Shares Reinvested	—	141,745	—	28,436
Shares Redeemed	(734,376)	(1,167,094)	(290,284)	(627,332)
Net increase in shares of beneficial interest outstanding	1,237,159	7,351,510	1,121,387	3,433,025

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Six Months ended	Year Ended	Six Months ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(Unaudited)	2015	(Unaudited)	2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$(780,231)	$3,758,451	$1,125,771	$1,544,578
Net realized loss on investments and futures contracts	(5,493,130)	(5,960,823)	(959,595)	(5,453,947)
Distributions of realized gains by underlying investment companies	—	11,289,612	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,779,553)	(20,064,536)	10,572,070	(6,807,715)
Net increase (decrease) in net assets resulting from operations	(8,052,914)	(10,977,296)	10,738,246	(10,717,084)
From Distributions to Shareholders:
Net Investment Income	—	(4,169,755)	—	(615,993)
Net Realized Gains	—	(10,086,057)	—	—
Total distributions to shareholders	—	(14,255,812)	—	(615,993)

From Shares of Beneficial Interest:
Proceeds from shares sold	23,067,423	126,084,683	21,438,735	91,639,072
Reinvestment of distributions	—	14,255,812	—	615,993
Cost of shares redeemed	(8,603,291)	(18,924,550)	(5,791,576)	(6,734,246)
Net increase in net assets from share transactions of beneficial interest	14,464,132	121,415,945	15,647,159	85,520,819
Total increase in net assets	6,411,218	96,182,837	26,385,405	74,187,742

Net Assets:
Beginning of period	272,598,061	176,415,224	162,144,129	87,956,387
End of period	$279,009,279	$272,598,061	$188,529,534	$162,144,129
Undistributed net investment income at end of period	$2,978,145	$3,758,376	$2,669,765	$1,543,994

Share Activity:
Shares Sold	2,518,965	12,296,915	2,126,548	8,851,238
Shares Reinvested	—	1,547,862	—	63,966
Shares Redeemed	(938,000)	(1,869,805)	(578,146)	(664,935)
Net increase in shares of beneficial interest outstanding	1,580,965	11,974,972	1,548,402	8,250,269

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Six Months ended	Period Ended	Six Months ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(Unaudited)	2015*	(Unaudited)	2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$63,990	$7,274	$2,813,242	$4,734,434
Net realized loss on investments, futures contracts options written, and foreign currency translations	(88,296)	(551,925)	(11,163,561)	(17,870,413)
Net change in unrealized appreciation (depreciation) on investments, futures contracts options written and foreign currency translations	755,846	(4,875)	4,537,951	(10,855,117)
Net increase (decrease) in net assets resulting from operations	731,540	(549,526)	(3,812,368)	(23,991,096)

From Distributions to Shareholders:
Net Investment Income	—	(5,079)	—	(1,298,520)

From Shares of Beneficial Interest:
Proceeds from shares sold	9,702,382	24,900,545	37,681,178	240,370,771
Reinvestment of distributions	—	5,079	—	1,298,520
Cost of shares redeemed	(894,317)	(8,102,490)	(23,403,610)	(15,782,081)
Net increase in net assets from share transactions of beneficial interest	8,808,065	16,803,134	14,277,568	225,887,210
Total increase in net assets	9,539,605	16,248,529	10,465,200	200,597,594

Net Assets:
Beginning of period	16,248,529	—	461,355,114	260,757,520
End of period	$25,788,134	$16,248,529	$471,820,314	$461,355,114
Undistributed net investment income at end of period	$64,746	$756	$7,546,086	$4,732,844

Share Activity:
Shares Sold	1,025,672	2,535,999	3,856,380	23,092,476
Shares Reinvested	—	536	—	133,593
Shares Redeemed	(94,370)	(823,098)	(2,372,726)	(1,523,862)
Net increase in shares of beneficial interest outstanding	931,302	1,713,437	1,483,654	21,702,207

*	The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic PIMCO Tactical
	Managed Risk Portfolio		Allocation Portfolio
	Six Months ended	Year Ended	Six Months ended	Period Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(Unaudited)	2015	(Unaudited)	2015*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$740,999	$1,265,231	$971,809	$47,463
Net realized loss on investments, futures contracts, options written, swap contracts and foreign currency translations	(1,805,288)	(2,267,953)	(951,359)	(516,874)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	3,493,501	(2,508,025)	323,192	(28,451)

Net increase (decrease) in net assets resulting from operations	2,429,212	(3,510,747)	343,642	(497,862)

From Distributions to Shareholders:
From Net Investment Income	—	(337,034)	—	(111,941)

From Shares of Beneficial Interest:
Proceeds from shares sold	16,594,536	72,722,363	7,010,624	19,914,355
Reinvestment of distributions	—	337,034	—	72,485
Cost of shares redeemed	(5,972,053)	(6,473,579)	(4,852,344)	(6,161,884)
Net increase in net assets from share transactions of beneficial interest	10,622,483	66,585,818	2,158,280	13,824,956
Total increase in net assets	13,051,695	62,738,037	2,501,922	13,215,153

Net Assets:
Beginning of period	127,725,278	64,987,241	13,215,153	—
End of period	$140,776,973	$127,725,278	$15,717,075	$13,215,153
Accumulated net investment income (loss) at end of period	$2,005,325	$1,264,326	$969,354	$(2,455)

Share Activity:
Shares Sold	1,628,407	6,911,086	745,453	2,023,148
Shares Reinvested	—	33,839	—	7,662
Shares Redeemed	(581,286)	(619,921)	(521,375)	(632,882)
Net increase in shares of beneficial interest outstanding	1,047,121	6,325,004	224,078	1,397,928

*	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Select Advisor		Global Atlantic Wellington Research
	Managed Risk Portfolio		Managed Risk Portfolio

	Six Months ended	Year Ended	Six Months ended	Year Ended
	June 30, 2016	December 31,	June 30, 2016	December 31,
	(Unaudited)	2015	(Unaudited)	2015

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$955,220	$1,256,883	$1,219,581	$1,080,057
Net realized loss on investments, futures contracts, swap contracts and foreign currency translations	(1,052,267)	(2,822,830)	(4,711,004)	(7,262,122)
Distributions of realized gains by underlying investment companies	—	973,832	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency translations	2,607,088	(2,793,848)	10,063,031	3,599,613
Net increase (decrease) in net assets resulting from operations	2,510,041	(3,385,963)	6,571,608	(2,582,452)
From Distributions to Shareholders:
From Net Investment Income	—	(383,808)	—	(133,502)
From Net Realized Gains	—	—	—	(221,664)

Total distributions to shareholders	—	(383,808)	—	(355,166)

From Shares of Beneficial Interest:
Proceeds from shares sold	8,114,870	62,375,940	54,864,421	256,097,336
Reinvestment of distributions	—	383,808	—	355,166
Cost of shares redeemed	(3,525,870)	(4,870,435)	(9,902,301)	(7,173,964)
Net increase in net assets from share transactions of beneficial interest	4,589,000	57,889,313	44,962,120	249,278,538
Total increase in net assets	7,099,041	54,119,542	51,533,728	246,340,920

Net Assets:
Beginning of period	105,716,095	51,596,553	335,250,343	88,909,423
End of period	$112,815,136	$105,716,095	$386,784,071	$335,250,343
Undistributed net investment income at end of period	$2,211,403	$1,256,183	$2,267,962	$1,048,381

Share Activity:
Shares Sold	764,697	5,660,959	4,898,718	22,304,841
Shares Reinvested	—	37,191	—	32,554
Shares Redeemed	(332,357)	(444,566)	(876,567)	(627,162)
Net increase in shares of beneficial interest outstanding	432,340	5,253,584	4,022,151	21,710,233

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Conservative	Global Atlantic Wilshire Global
	Allocation Portfolio	Allocation Portfolio
	Period ended	Period ended
	June 30, 2016	June 30, 2016
	(Unaudited)	(Unaudited)

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$245	$314
Net realized gain on investments	3	2
Net change in unrealized appreciation (depreciation) on investments	9	(191)
Net increase (decrease) in net assets resulting from operations	257	125

From Shares of Beneficial Interest:
Proceeds from shares sold	25,000	25,000
Total increase in net assets	25,257	25,125

Net Assets:
Beginning of period	—	—
End of period	$25,257	$25,125
Undistributed net investment income at end of period	$245	$314

Share Activity:
Shares Sold	2,500	2,500
Net increase in shares of beneficial interest outstanding	2,500	2,500

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Growth	Global Atlantic Wilshire Moderate
	Allocation Portfolio	Allocation Portfolio
	Period ended	Period ended
	June 30, 2016	June 30, 2016
	(Unaudited)	(Unaudited)

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$422	$333
Net realized gain/(loss) on investments	2	(2)
Net change in unrealized appreciation (depreciation) on investments	(382)	(177)
Net increase in net assets resulting from operations	42	154

From Shares of Beneficial Interest:
Proceeds from shares sold	25,000	25,000
Total increase in net assets	25,042	25,154

Net Assets:
Beginning of period	—	—
End of period	$25,042	$25,154
Undistributed net investment income at end of period	$422	$333

Share Activity:
Shares Sold	2,500	2,500
Net increase in shares of beneficial interest outstanding	2,500	2,500

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.57		$10.86	$10.28		$10.00

Income from investment operations:
Net investment income (b) (c)	0.53		0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	(0.22)		(0.38)	0.27		(0.01	) (d)
Total income (loss) from investment operations	0.31		(0.20)	0.59		0.28

Less distributions from:
Net investment income	—		(0.09)	(0.01)		—
Net realized gain	—		—	(0.00	) (k)	—
Total distributions from net investment income and net realized gains	—		(0.09)	(0.01)		—

Net asset value, end of period	$10.88		$10.57	$10.86		$10.28

Total return (e)	2.93%		(1.84)%	5.73%		2.80%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$210,145		$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86	% (h)	0.86%	0.86%		0.86	% (h)
Ratio of gross expenses to average net assets (f)(g)	1.26	% (h)	1.27%	1.35%		5.00	% (h)
Ratio of net investment income to average net assets (c) (f)	10.06	% (h)	1.69%	2.96%		17.33	% (h)
Portfolio turnover rate	9	% (i)	23%	35%		0	% (i,j)

(a)	Global Atlantic American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

(k)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.66		$10.82	$10.19		$10.00

Income from investment operations:
Net investment income (b) (c)	0.05		0.13	0.18		0.09
Net realized and unrealized gain (loss) on investments	0.22		(0.25)	0.45		0.10
Total income (loss) from investment operations	0.27		(0.12)	0.63		0.19

Less distributions from:
Net investment income	—		(0.04)	(0.00	) (i)	—
Net realized gain	—		—	(0.00	) (i)	—
Total distributions from net investment income and net realized gains	—		(0.04)	(0.00	) (i)	—

Net asset value, end of period	$10.93		$10.66	$10.82		$10.19

Total return (d)	2.53%		(1.10)%	6.20%		1.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$97,649		$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91%	0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)(f)	0.91	% (g)	0.92%	0.97%		30.74	% (g)
Ratio of net investment income to average net assets (c) (e)	0.99	% (g)	1.16%	1.70%		5.12	% (g)
Portfolio turnover rate	5	% (h)	32%	34%		1	% (h)

(a)	Global Atlantic Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$9.35		$10.27	$10.22		$10.00

Income from investment operations:
Net investment income/(loss) (b) (c)	(0.03)		0.16	0.54		0.60
Net realized and unrealized loss on investments	(0.24)		(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	(0.27)		(0.36)	0.07		0.22

Less distributions from:
Net investment income	—		(0.16)	(0.01)		—
Net realized gain	—		(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	—		(0.56)	(0.02)		—

Net asset value, end of period	$9.08		$9.35	$10.27		$10.22

Total return (d)	(2.89)%		(3.44)%	0.69%		2.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$279,009		$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57	% (g)	0.57%	0.57%		0.57	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.26	% (g)	1.26%	1.35%		4.43	% (g)
Ratio of net investment income to average net assets (c) (e)	-0.57	% (g)	1.61%	5.20%		35.20	% (g)
Portfolio turnover rate	3	% (h)	1%	0	% (i)	0	% (h,i)

(a)	FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$9.78		$10.57	$10.00

Income from investment operations:
Net investment income (b) (c)	0.07		0.12	0.15
Net realized and unrealized gain (loss) on investments	0.55		(0.87)	0.42
Total income (loss) from investment operations	0.62		(0.75)	0.57

Less distributions from:
Net investment income	—		(0.04)	—

Net asset value, end of period	$10.40		$9.78	$10.57

Total return (d)	6.34%		(7.09)%	5.70%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$188,530		$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.08	% (g)	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.22	% (g)	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c) (e)	1.31	% (g)	1.13%	2.22	% (g)
Portfolio turnover rate	2	% (h)	3%	2	% (h)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Period Ended
	(Unaudited)		December 31, 2015 (a)

Net asset value, beginning of period	$9.48		$10.00

Income from investment operations:
Net investment income (b) (c)	0.03		0.01
Net realized and unrealized loss on investments	0.24		(0.53)
Total loss from investment operations	0.27		(0.52)

Less distributions from:
Net investment income	—		0.00	(d)

Net asset value, end of period	$9.75		$9.48

Total return (e)	2.85%		(5.17)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25,788		$16,249
Ratio of expenses to average net assets (f)	1.16	% (h)	1.16	% (h)
Ratio of gross expenses to average net assets (f) (g)	1.21	% (h)	1.22	% (h)
Ratio of net investment income to average net assets (c) (f)	0.62	% (h)	0.10	% (h)
Portfolio turnover rate	54	% (i)	14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended		Period Ended
	(Unaudited)		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$9.91		$10.49		$10.00

Income from investment operations:
Net investment income (b) (c)	0.06		0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.15)		(0.68)		0.36
Total income (loss) from investment operations	(0.09)		(0.55)		0.49

Less distributions from:
Net investment income	—		(0.03)		—

Net asset value, end of period	$9.82		$9.91		$10.49

Total return (d)	(0.91)%		(5.23)%		4.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$471,820		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91	% (f)	0.91%		0.90	% (f)
Ratio of gross expenses to average net assets (e)	0.91	% (f,g)	0.92	% (g)	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.21	% (f)	1.22%		1.83	% (f)
Portfolio turnover rate	7	% (h)	23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended		Period Ended
	(Unaudited)		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.20		$10.50		$10.00

Income from investment operations:
Net investment income (b) (c)	0.06		0.13		0.13
Net realized and unrealized gain (loss) on investments	0.12		(0.40)		0.37
Total income (loss) from investment operations	0.18		(0.27)		0.50

Less distributions from:
Net investment income	—		(0.03)		—

Net asset value, end of period	$10.38		$10.20		$10.50

Total return (d)	1.76%		(2.57)%		5.00%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$140,777		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91	% (f)	0.91%		0.91	% (f)
Ratio of gross expenses to average net assets (e)	0.91	% (f,g)	0.92	% (g)	0.91	% (f)
Ratio of net investment income to average net assets (c) (e)	1.11	% (f)	1.21%		1.82	% (f)
Portfolio turnover rate	13	% (h)	21%		11	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Period Ended
	(Unaudited)		December 31, 2015 (a)

Net asset value, beginning of period	$9.45		$10.00

Income from investment operations:
Net investment income (b) (c)	0.68		0.04
Net realized and unrealized loss on investments	(0.44)		(0.51)
Total income/(loss) from investment operations	0.24		(0.47)

Less distributions from:
Net investment income	—		(0.08)

Net asset value, end of period	$9.69		$9.45

Total return (d)	2.54%		(4.72)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$15,717		$13,215
Ratio of net expenses to average net assets (e)	1.14	% (f)	1.14	% (f)
Ratio of gross expenses to average net assets (e) (g)	1.21	% (f)	1.22	% (f)
Ratio of net investment income to average net assets (c) (e)	14.45	% (f)	0.61	% (f)
Portfolio turnover rate	54	% (h,i)	128	% (h,i)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes dollar roll transactions for the periods ended June 30, 2016 and December 31, 2015. If these were included in the calculation the turnover percentage would be 142% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.62		$10.97	$10.24		$10.00

Income from investment operations:
Net investment income (b) (c)	0.09		0.15	0.17		0.04
Net realized and unrealized gain (loss) on investments	0.15		(0.46)	0.56		0.20
Total income (loss) from investment operations	0.24		(0.31)	0.73		0.24

Less distributions from:
Net investment income	—		(0.04)	(0.00	) (j)	—

Net asset value, end of period	$10.86		$10.62	$10.97		$10.24

Total return (d)	2.35%		(2.81)%	7.14%		2.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$112,815		$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63	% (g)	0.63%	0.63%		0.63	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.26	% (g)	1.26%	1.37%		14.77	% (g)
Ratio of net investment income to average net assets (c) (e)	1.77	% (g)	1.42%	1.59%		2.06	% (g)
Portfolio turnover rate	8	% (h)	21%	18%		0	% (h,i)

(a)	Global Atlantic Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

(j)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2016		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2015	December 31, 2014	December 31, 2013(a)

Net asset value, beginning of period	$11.32		$11.25	$10.31	$10.00

Income from investment operations:
Net investment income (b) (c)	0.04		0.06	0.04	0.01
Net realized and unrealized gain on investments	0.14		0.03 (d)	0.92	0.30
Total income from investment operations	0.18		0.09	0.96	0.31

Less distributions from:
Net investment income	—		(0.01)	(0.01)	—
Net realized gain	—		(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	—		(0.02)	(0.02)	—

Net asset value, end of period	$11.50		$11.32	$11.25	$10.31

Total return (e)	1.59%		0.75%	9.29%	3.10%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$386,784		$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20	% (h)	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f)(g)	1.21	% (h)	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c) (f)	0.68	% (h)	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (j)	30	% (i)	91%	120%	14	% (i)

(a)	Global Atlantic Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

(j)	The portfolio turnover rates excludes dollar roll transactions for the periods or years ended June 30, 2016, December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 55%, 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	June 30, 2016 (a)
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.10
Net realized and unrealized gain on investments	0.00	(g)
Total income from investment operations	0.10

Net asset value, end of period	$10.10

Total return (e)	1.00%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25
Ratio of net expenses to average net assets (f)	0.70	% (h)
Ratio of net investment income to average net assets (c) (f)	5.88	% (h)
Portfolio turnover rate	1	% (i)

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	June 30, 2016 (a)
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.13
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.05

Net asset value, end of period	$10.05

Total return (d)	0.50%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25
Ratio of net expenses to average net assets (e)	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	7.57	% (f)
Portfolio turnover rate	1	% (g)

(a)	Global Atlantic Wilshire Dynamic Global Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	June 30, 2016 (a)
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.18
Net realized and unrealized loss on investments	(0.16)
Total income from investment operations	0.02

Net asset value, end of period	$10.02

Total return (d)	0.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25
Ratio of net expenses to average net assets (e)	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	10.19	% (f)
Portfolio turnover rate	1	% (g)

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	June 30, 2016 (a)
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b) (c)	0.14
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.06

Net asset value, end of period	$10.06

Total return (d)	0.60%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$25
Ratio of net expenses to average net assets (e)	0.70	% (f)
Ratio of net investment income to average net assets (c) (e)	8.02	% (f)
Portfolio turnover rate	1	% (g)

(a)	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
June 30, 2016 (Unaudited)

1.	ORGANIZATION

The Global Atlantic Portfolios, formerly the FVIT Portfolios, (each a “Portfolio”, collectively the “Portfolios”) are comprised of fourteen different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name*	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.

*	Effective April 29, 2016, each Portfolio’s name changed to replace “FVIT” with “Global Atlantic”.

The Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds, and closed-end funds, as applicable.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”) . In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). The underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board(s) of trustees of the underlying funds.

Exchange Traded Funds – The Portfolios may invest in passive exchange traded funds (“ETFs”). ETFs are a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, ETFs have fees and expenses that increase their costs versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Fair Value Team and Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (formerly Forethought Investment Advisors, LLC prior to March 30, 2016) (the “Adviser”) and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or sub- adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; and (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$188,139,342	$—	$—	$188,139,342
Short-Term Investments	11,133,829	—	—	11,133,829
Total	$199,273,171	$—	$—	$199,273,171

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$1,801,105	$—	$—	$1,801,105
Total	$1,801,105	$—	$—	$1,801,105

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$90,068,850	$—	$—	$90,068,850
Short-Term Investment	1,778,552	—	—	1,778,552
Total	$91,847,402	$—	$—	$91,847,402

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$344,830	$—	$—	$344,830
Total	$344,830	$—	$—	$344,830

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$266,762,831	$—	$—	$266,762,831
Short-Term Investment	2,788	—	—	2,788
Total	$266,765,619	$—	$—	$266,765,619

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$4,513,663	$—	$—	$4,513,663
Total	$4,513,663	$—	$—	$4,513,663

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$131,557,867	$—	$—	$131,557,867
Mutual Fund	45,633,152	—	—	45,633,152
Short-Term Investment	5,437,351	—	—	5,437,351
Total	$182,628,370	$—	$—	$182,628,370

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$1,161,295	$—	$—	$1,161,295
Total	$1,161,295	$—	$—	$1,161,295

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,860,649	$—	$—	$9,860,649
U.S. Treasury Note	—	11,250,534	—	11,250,534
Purchased Options	29,426	—	—	29,426
Short-Term Investments	4,417,528	—	—	4,417,528
Total	$14,307,603	$11,250,534	$—	$25,558,137

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$1,627	$—	$—	$1,627
Futures Contracts*	11,630	—	—	11,630
Total	$13,257	$—	$—	$13,257

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$433,624,139	$—	$—	$433,624,139
Short-Term Investment	54,333	—	—	54,333
Total	$433,678,472	$—	$—	$433,678,472

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$9,546,050	$—	$—	$9,546,050
Total	$9,546,050	$—	$—	$9,546,050

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$128,792,538	$—	$—	$128,792,538
Short-Term Investment	1,810,524	—	—	1,810,524
Total	$130,603,062	$—	$—	$130,603,062

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$1,411,670	$—	$—	$1,411,670
Total	$1,411,670	$—	$—	$1,411,670

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,195,227	$—	$—	$4,195,227
Asset Backed Securities	—	628,322	—	628,322
Corporate Bonds	—	3,278,276	—	3,278,276
Mortgage Backed Securities	—	4,128,285	—	4,128,285
Collateralized Mortgage Obligations	—	1,000,231	—	1,000,231
Commercial Mortgage Backed Securities	—	394,108	—	394,108
U.S. Treasury Securities	—	2,999,033	—	2,999,033
Purchased Options	300,951	—	—	300,951
Short-Term Investments	384,752	1,898,195	—	2,282,947
Futures Contracts*	57,841	—	—	57,841
Total	$4,938,771	$14,326,450	$—	$19,265,221

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$2,652	$—	$—	$2,652
Swap Contracts	—	64,807	—	64,807
Total	$2,652	$64,807	$—	$67,459

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,660,156	$—	$—	$16,660,156
Variable Insurance Trusts	83,495,416	—	—	83,495,416
Short-Term Investment	6,782,088	—	—	6,782,088
Total	$106,937,660	$—	$—	$106,937,660

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,221,130	$—	$—	$1,221,130
Total	$1,221,130	$—	$—	$1,221,130

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$230,244,152	$—	$—	$230,244,152
Preferred Stock	82,500	—	—	82,500
Exchange Traded Fund	11,791,510	—	—	11,791,510
Asset Backed Securities	13,749,804	—	—	13,749,804
Corporate Bonds	—	41,153,437	—	41,153,437
Commercial Mortgage Backed Securities	—	4,505,851	—	4,505,851
Mortgage Backed Securities	—	32,352,704	—	32,352,704
Municipal Securities	—	2,734,711	—	2,734,711
Sovereign Debt	—	1,044,739	—	1,044,739
U.S. Treasury Securities	—	38,530,419	—	38,530,419
Short-Term Investments	9,864,187	—	—	9,864,187
Total	$265,732,153	$120,321,861	$—	$386,054,014

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short	$—	$2,556,220	$—	$2,556,220
Futures Contracts*	3,314,088	—	—	3,314,088
Credit Default Swap	—	1,426	—	1,426
Total	$3,314,088	$2,557,646	$—	$5,871,734

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,495	$—	$—	$9,495
Variable Insurance Trusts ^	14,891	518	—	15,409
Short-Term Investment	367	—	—	367
Total	$24,753	$518	$—	$25,271

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$10,398	$—	$—	$10,398
Variable Insurance Trusts ^	13,661	777	—	14,438
Short-Term Investment	304	—	—	304
Total	$24,363	$777	$—	$25,140

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,175	$—	$—	$13,175
Variable Insurance Trusts ^	10,557	1,036	—	11,593
Short-Term Investment	289	—	—	289
Total	$24,021	$1,036	$—	$25,057

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,949	$—	$—	$11,949
Variable Insurance Trusts ^	12,085	777	—	12,862
Short-Term Investment	358	—	—	358
Total	$24,392	$777	$—	$25,169

*	Cumulative net appreciation (depreciation) on futures contracts is reported in the above table.

^	Level 2 securities represent securities that were fair valued using observable inputs.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013, 2014 and 2015 tax returns or is expected to be taken in each Portfolio’s 2016 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, futures or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security and the writer (seller) the obligation to buy the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the six months ended June 30, 2016, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had unrealized gains/(losses) of $2,873 and $1,550, respectively from option contracts written. For the period ended June 30, 2016, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $67,974 and $5,904, respectively from option contracts written.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	80	$17,291
Options written	372	117,199
Options closed	(387)	(129,990)
Options outstanding, end of period	65	$4,500

Global Atlantic PIMCO Tactical Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	26	12,107
Options expired	(11)	(3,616)
Options closed	(11)	(4,289)
Options outstanding, end of period	4	$4,202

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

For the period ended June 30, 2016, realized gains (losses) and the change in unrealized appreciation (depreciation) on futures contracts subject to equity price risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation/
	Realized Gain/(Loss)	(Depreciation)
Global Atlantic American Funds® Managed Risk Portfolio	$(609,296)	$(1,801,105)
Global Atlantic Balanced Managed Risk Portfolio	$(231,200)	$(344,830)
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$(3,679,968)	$(4,513,663)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(1,097,832)	$(1,113,330)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$(222,164)	$(8,382)
Global Atlantic Growth Managed Risk Portfolio	$(6,761,217)	$(9,589,510)
Global Atlantic Moderate Growth Managed Risk Portfolio	$(337,774)	$(1,411,670)
Global Atlantic PIMCO Tactical Allocation Portfolio	$88,646	$90,800
Global Atlantic Select Advisor Managed Risk Portfolio	$(538,234)	$(1,221,170)
Global Atlantic Wellington Research Managed Risk Portfolio	$(1,138,255)	$(3,311,288)

Swap Agreements – The Global Atlantic Wellington Research Managed Risk Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive. For the period ended June 30, 2016, the Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio had unrealized gains/(losses) of $(64,807) and $(1,426), respectively from swap contracts. For the period ended June 30, 2016, the Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio had realized gains/(losses) of $(17,736) and $1,993, respectively from swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2016.

Global Atlantic American Funds® Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,801,105	(1)	$—	(1)	$1,801,105	$—	$1,801,105	(2)	$—
Total	$1,801,105		$—		$1,801,105	$—	$1,801,105		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $9,858,659.

Global Atlantic Balanced Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$344,830	(1)	$—	(1)	$344,830	$—	$344,830	(2)	$—
Total	$344,830		$—		$344,830	$—	$344,830		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $4,718,564.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$4,513,663	(1)	$—	(1)	$4,513,663	$—	$4,513,663	(2)	$—
Total	$4,513,663		$—		$4,513,663	$—	$4,513,663		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $9,113,684.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,161,295	(1)	$—	(1)	$1,161,295	$—	$1,161,295	(2)	$—
Total	$1,161,295		$—		$1,161,295	$—	$1,161,295		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $6,123,280.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$11,630	(1)	$—	(1)	$11,630	$—	$11,630	(2)	$—
Options Written	1,627		—		1,627	—	1,627		—
Total	$13,257		$—		$13,257	$—	$13,257		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $325,540.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Growth Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross				Net Amounts of Liabilities
	Amounts of		Gross Amounts Offset		Presented in the		Cash
	Recognized		in the Statement of		Statement of Assets &	Financial	Collateral
Description	Liabilities		Assets & Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$9,546,050	(1)	$—	(1)	$9,546,050	$—	$9,546,050	(2)	$—
Total	$9,546,050		$—		$9,546,050	$—	$9,546,050		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $20,505,436.

Global Atlantic Moderate Growth Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross				Net Amounts of Liabilities
	Amounts of		Gross Amounts Offset		Presented in the		Cash
	Recognized		in the Statement of		Statement of Assets &	Financial	Collateral
Description	Liabilities		Assets & Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,411,670	(1)	$—	(1)	$1,411,670	$—	$1,411,670	(2)	$—
Total	$1,411,670		$—		$1,411,670	$—	$1,411,670		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $6,545,991.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$57,841	(1)	$—	(1)	$57,841	$—	$57,841	(2)	$—
Total	$124,212		$—		$124,212	$—	$124,212		$—

Liabilities

						Gross Amounts Not Offset
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts	$50,356	(1)	$32,220.00	(1)	$18,136	$—	$18,136	(2)	$—
Options Written	2,652		—		2,652	—	2,652		—
Swap Contracts	64,807		—		64,807	—	64,807		—
Total	$117,815		$32,220		$85,595	$—	$85,595		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $462,573.

Global Atlantic Select Advisor Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,221,130	(1)	$—	(1)	$1,221,130	$—	$1,221,130	(2)	$—
Total	$1,221,130		$—		$1,221,130	$—	$1,221,130		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $5,781,068.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Wellington Research Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$3,314,088	(1)	$—	(1)	$3,314,088	$—	$3,314,088	(2)	$—
Swap Contracts	1,426		—		1,426	—	1,426		—
Total	$3,315,514		$—		$3,315,514	$—	$3,315,514		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $11,031,541.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Assets and Liabilities as of June 30, 2016:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at value
Unrealized depreciation on futures contracts
Unrealized depreciation on swap contracts
Unrealized depreciation on forward foreign currency
contracts

The following table sets forth the fair value of the Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of June 30, 2016:

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2016
Options Purchased on Indices	$297,600	$—	$—	$297,600
Options Purchased on Futures	—	3,351	—	3,351
Futures Contracts	40,354	24,444	(6,957)	57,841
Swap Contracts	—	(64,807)	—	(64,807)
Options Written on Futures	—	(2,652)	—	(2,652)
Forward Foreign Currency Contracts	—	—	(18,136)	(18,136)
Total	$337,954	$(39,664)	$(25,093)	$273,197

Global Atlantic Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2016
Futures Contracts	$(3,314,088)	$—	$—	$(3,314,088)
Swap Contracts	—	(1,426)	—	(1,426)
Total	$(3,314,088)	$(1,426)	$—	$(3,315,514)

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio’s Statement of Operations for the period ended June 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Investments
Futures contracts
Swap contracts
Options written
Foreign currency translations
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Foreign currency translations

The following is a summary of the Global Atlantic PIMCO Tactical Allocation Portfolio’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2016:

				Total as of
	Equity	Interest Rate	Currency	June 30, 2016
Options Purchased on Indices	$(16,959)	$—	$—	$(16,959)
Options Purchased on Futures	$—	$837	$—	837
Options Written	—	1,550	—	1,550
Futures Contracts	67,786	27,999	(4,985)	90,800
Swap Contracts	—	(49,392)	—	(49,392)
Swaption Contract	—	269	—	269
Forward Foreign Currency Contracts	—	—	15,254	15,254
Total	$50,827	$(18,737)	$10,269	$42,359

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total for the period ended
	Equity	Interest Rate	Currency	June 30, 2016
Options Written	$—	$5,904	$—	$5,904
Futures Contracts	107,620	2,817	(26,601)	83,836
Options Purchased on Indices	124,412	—	—	124,412
Options Purchased on Futures	—	6,109	—	6,109
Swap Contracts	—	(17,736)	—	(17,736)
Forward Foreign Currency Contracts	—	—	(28,154)	(28,154)
Total	$232,032	$(2,906)	$(54,755)	$174,371

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The following is a summary of the location of derivative investments on the Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Operations for the period ended June 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Futures contracts
Swap contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts
Swap contracts

The following is a summary of the Global Atlantic Wellington Research Managed Risk Portfolio’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2016:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	June 30, 2016
Futures Contracts	$(3,311,288)	$—	$—	$(3,311,288)
Swap Contracts	—	7,327	—	7,327
Total	$(3,311,288)	$7,327	$—	$(3,303,961)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	June 30, 2016
Futures Contracts	$1,138,255	$—	$—	$1,138,255
Swap Contracts	—	1,993	—	1,993
Total	$1,138,255	$1,993	$—	$1,140,248

The notional value of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also will affect liquidity and make it difficult for the Portfolio to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest.

Derivatives Risk – The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Derivatives typically give rise to a form of leverage and may expose the Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act called for new regulation of derivatives markets, including the clearing and central trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. These and other regulatory developments relating to a mutual fund’s use of derivatives may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Portfolios. The December 2015 proposed new regulations may also make a mutual fund’s use of derivatives more costly. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Market Risk – The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio invests in instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

The Portfolio may experience a substantial or complete loss on any individual security. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Governmental and non-governmental issuers (notably in Europe) defaulted on, or were forced to restructure their debts; and many other issuers faced difficulties obtaining credit or refinancing existing obligations. These market conditions may be repeated or continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, however, the Federal Reserve raised interest rates in the United States. It is possible that there will be less government intervention in the future to maintain low interest rates or that action will be taken to raise interest rates further. Changes in market conditions and government intervention may have adverse effects on the Portfolio’s investments and performance, including with respect to the volatility, value and liquidity of certain investments. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed- income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales

Global Atlantic American Funds® Managed Risk Portfolio	$34,380,340	$16,115,660
Global Atlantic Balanced Managed Risk Portfolio	14,033,323	4,196,556
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	15,304,824	8,402,217
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	14,853,846	3,863,209
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	16,110,869	8,941,046
Global Atlantic Growth Managed Risk Portfolio	32,012,013	40,884,332
Global Atlantic Moderate Growth Managed Risk Portfolio	21,901,690	15,721,526
Global Atlantic PIMCO Tactical Allocation Portfolio	22,545,725	19,879,734
Global Atlantic Select Advisor Managed Risk Portfolio	9,363,232	7,920,080
Global Atlantic Wellington Research Managed Risk Portfolio	250,942,387	188,010,458
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	25,121	229
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	25,196	172
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	25,342	194
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	25,319	329

The aggregate amount of purchases and sales for Global Atlantic Wellington Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended June 30, 2016, amounted to $250,942,387 and $188,010,458 respectively of which $86,075,817 in purchases and $88,716,003 in sales were from mortgage dollar roll transactions.

The aggregate amount of purchases and sales for Global Atlantic PIMCO Tactical Allocation Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended June 30, 2016, amounted to $22,545,725 and $19,879,734 respectively of which $15,384,617 in purchases and $13,512,406 in sales were from mortgage dollar roll transactions.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Global Atlantic Investment Advisors, LLC (formerly Forethought Investment Advisors, LLC prior to March 30, 2016) (the “Adviser”) serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Balanced Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisory Services, LLC Milliman Financial Risk Management, LLC
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P
Global Atlantic Growth Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Moderate Growth Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC
Global Atlantic Select Advisor Managed Risk Portfolio	Milliman Financial Risk Management, LLC
Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC Wellington Management Company LLP
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Wilshire Associates Incorporated

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The following chart details the annual advisory fee for each Portfolio. Pursuant to sub-advisory agreements, the Adviser pays each sub-adviser a fee, which is computed and paid monthly.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million
0.875% of the next $500 million
0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Select Advisor Managed Risk Portfolio	0.900% of the first $500 million
0.875% of the next $500 million
0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% of the first $500 million
0.825% of the next $500 million
0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.360% of the first $500 million
0.350% of the next $500 million
0.340% of the next $2 billion
0.330% of the next $2 billion
0.310% over $5 billion

*	Calculated daily based on the prior day’s net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of Underlying Funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of Underlying Funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of Underlying Funds. The minimum amount of this waiver, until at least April 30, 2017, for each Portfolio is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2017
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2017
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2017
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.08%	April 30, 2017
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2017
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2017
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2017
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2017
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2017
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2017
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	February 28, 2018
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.75%	February 28, 2018

For the period ended June 30, 2016, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$399,990
Global Atlantic Balanced Managed Risk Portfolio	$1,770
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$949,762
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$116,608
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$5,260
Global Atlantic Growth Managed Risk Portfolio	$9,415
Global Atlantic Moderate Growth Managed Risk Portfolio	$2,662
Global Atlantic PIMCO Tactical Allocation Portfolio	$4,785
Global Atlantic Select Advisor Managed Risk Portfolio	$341,242
Global Atlantic Wellington Research Managed Risk Portfolio	$23,026

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2016	December 31, 2017	December 31, 2018
Global Atlantic American Funds® Managed Risk Portfolio	$11,939	$43,219	$10,091
Global Atlantic Balanced Managed Risk Portfolio	$11,885	$10,495	$6,116
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$13,004	$302,097	$687,468
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	N/A	$43,581	$181,292
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	N/A	N/A	$4,593
Global Atlantic Growth Managed Risk Portfolio	N/A	$—	$39,670
Global Atlantic Moderate Growth Managed Risk Portfolio	N/A	$—	$9,244
Global Atlantic PIMCO Tactical Allocation Portfolio	N/A	N/A	$6,514
Global Atlantic Select Advisor Managed Risk Portfolio	$12,066	$80,814	$208,612

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS.

For the period ended June 30, 2016, the Trustees received fees as follows:

Portfolio	Fees
Received
Global Atlantic American Funds® Managed Risk Portfolio	$9,000
Global Atlantic Balanced Managed Risk Portfolio	$9,000
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$9,000
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$9,000
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$9,000
Global Atlantic Growth Managed Risk Portfolio	$9,000
Global Atlantic Moderate Growth Managed Risk Portfolio	$9,000
Global Atlantic PIMCO Tactical Allocation Portfolio	$9,000
Global Atlantic Select Advisor Managed Risk Portfolio	$9,000
Global Atlantic Wellington Research Managed Risk Portfolio	$9,000
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$3,750
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	$3,750
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$3,750
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	$3,750

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2016, Forethought Life Insurance Company Separate Account A held 100% of the voting securities of each Portfolio for the benefit of others. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2015 and December 31, 2014 was as follows:

	For the period ended December 31, 2015
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Global Atlantic American Funds Managed Risk Portfolio	$1,455,718	$—	$—	$1,455,718
Global Atlantic Balanced Managed Risk Portfolio	295,453	—	—	295,453
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	4,169,755	10,086,057	—	14,255,812
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	615,993	—	—	615,993
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	5,079	—	—	5,079
Global Atlantic Growth Managed Risk Portfolio	1,298,520	—	—	1,298,520
Global Atlantic Moderate Growth Managed Risk Portfolio	337,034	—	—	337,034
Global Atlantic PIMCO Tactical Allocation Portfolio	104,819	—	7,122	111,941
Global Atlantic Select Advisor Managed Risk Portfolio	383,808	—	—	383,808
Global Atlantic Wellington Research Managed Risk Portfolio	355,166	—	—	355,166

	For the period ended December 31, 2014
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Global Atlantic American Funds Managed Risk Portfolio	$59,598	$2,025	$—	$61,623
Global Atlantic Balanced Managed Risk Portfolio	5,557	3	—	5,560
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	135,328	116,166	—	251,494
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	—	—	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	—	—	—
Global Atlantic Growth Managed Risk Portfolio	—	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	—	—	—
Global Atlantic Select Advisor Managed Risk Portfolio	4,652	—	—	4,652
Global Atlantic Wellington Research Managed Risk Portfolio	62,178	13,004	—	75,182

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Global Atlantic American Funds Managed Risk Portfolio	$2,759,817	$7,732,626	$—	$—	$(13,722,730)	$(3,230,287)
Global Atlantic Balanced Managed Risk Portfolio	819,686	—	(904,029)	—	(282,863)	(367,206)
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	3,758,376	5,627,623	—	—	(35,708,449)	(26,322,450)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,543,994	—	(5,668,817)	—	(4,466,699)	(8,591,522)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	756	—	(467,474)	(59,477)	(28,030)	(554,225)
Global Atlantic Growth Managed Risk Portfolio	4,732,844	—	(19,665,868)	—	(6,760,600)	(21,693,624)
Global Atlantic Moderate Growth Managed Risk Portfolio	1,264,326	—	(2,331,992)	—	(1,613,967)	(2,681,633)
Global Atlantic PIMCO Tactical Allocation Portfolio	—	—	(246,756)	(215,903)	(140,022)	(602,681)
Global Atlantic Select Advisor Managed Risk Portfolio	1,256,183	—	(1,660,189)	—	(1,476,057)	(1,880,063)
Global Atlantic Wellington Research Managed Risk Portfolio	1,017,261	—	(6,634,689)	—	7,054,831	1,437,403

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for Treasury Inflation Protected Securities, return of capital distributions from C-Corporations and the mark-to-market on open futures contracts, forward foreign currency contracts and swaps.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Global Atlantic American Funds Managed Risk Portfolio	$—
Global Atlantic Balanced Managed Risk Portfolio	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	59,477
Global Atlantic Growth Managed Risk Portfolio	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—
Global Atlantic PIMCO Tactical Allocation Portfolio	195,941
Global Atlantic Select Advisor Managed Risk Portfolio	—
Global Atlantic Wellington Research Managed Risk Portfolio	—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Global Atlantic American Funds Managed Risk Portfolio	$—
Global Atlantic Balanced Managed Risk Portfolio	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—
Global Atlantic Growth Managed Risk Portfolio	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—
Global Atlantic PIMCO Tactical Allocation Portfolio	19,962
Global Atlantic Select Advisor Managed Risk Portfolio	—
Global Atlantic Wellington Research Managed Risk Portfolio	—

At December 31, 2015, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Portfolio	Short-Term	Long-Term	Total	Expiration
Global Atlantic American Funds Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	409,160	494,869	904,029	Non-Expiring
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	—	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,278,850	3,389,967	5,668,817	Non-Expiring
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	230,239	237,235	467,474	Non-Expiring
Global Atlantic Growth Managed Risk Portfolio	7,137,411	12,528,457	19,665,868	Non-Expiring
Global Atlantic Moderate Growth Managed Risk Portfolio	918,226	1,413,766	2,331,992	Non-Expiring
Global Atlantic PIMCO Tactical Allocation Portfolio	173,375	73,381	246,756	Non-Expiring
Global Atlantic Select Advisor Managed Risk Portfolio	1,006,855	653,334	1,660,189	Non-Expiring
Global Atlantic Wellington Research Managed Risk Portfolio	4,179,166	2,455,523	6,634,689	Non-Expiring

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses, paydowns and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2015 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Global Atlantic American Funds Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	—	—
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	—	—
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	(380)	(1,439)	1,819
Global Atlantic Growth Managed Risk Portfolio	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	(7,122)	62,023	(54,901)
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	(32,960)	32,960

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic American Funds® Managed Risk Portfolio currently invests a portion of its assets in American Funds Insurance Series – Bond Fund. The American Funds Insurance Series – Bond Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the American Funds Insurance Series – Bond Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the American Funds Insurance Series – Bond Fund. The financial statements of the American Funds Insurance Series – Bond Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2016, the Portfolio invested 29.8% of its net assets in the American Funds Insurance Series – Bond Fund.

The Global Atlantic Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2016, the Portfolio invested 28.4% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2016, the Portfolio invested 95.6% of its net assets in the BlackRock Global Allocation V.I. Fund.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016 (Unaudited)

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2016, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	36.0%
Global Atlantic Growth Managed Risk Portfolio	47.0%
Global Atlantic Moderate Growth Managed Risk Portfolio	41.8%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Global Atlantic Portfolios
EXPENSE EXAMPLES
June 30, 2016 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-16	6-30-16	Period*	6-30-16	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$1,029.30	$4.34	$1,020.59	$4.32
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$1,025.30	$4.58	$1,020.34	$4.57
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$971.10	$2.79	$1,022.03	$2.87
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.08%	$1,000.00	$1,063.40	$5.54	$1,019.49	$5.42
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$1,028.50	$5.85	$1,019.10	$5.82

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
June 30, 2016 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-16	6-30-16	Period	6-30-16	Period*
Global Atlantic Growth Managed Risk Portfolio*	0.91%	$1,000.00	$990.90	$4.50	$1,020.34	$4.57
Global Atlantic Moderate Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,017.60	$4.56	$1,020.34	$4.57
Global Atlantic PIMCO Tactical Allocation Portfolio*	1.14%	$1,000.00	$1,025.40	$5.74	$1,019.19	$5.72
Global Atlantic Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,023.50	$3.17	$1,021.73	$3.17
Global Atlantic Wellington Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,015.90	$6.01	$1,018.90	$6.02
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio**	0.70%	$1,000.00	$1,010.00	$1.19	$1,021.38	$3.52
Global Atlantic Wilshire Dynamic Global Allocation Portfolio**	0.70%	$1,000.00	$1,005.00	$1.19	$1,021.38	$3.52
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio**	0.70%	$1,000.00	$1,002.00	$1.19	$1,021.38	$3.52
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio**	0.70%	$1,000.00	$1,006.00	$1.19	$1,021.38	$3.52

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Expenses are from the period from 4/29/16 (date of initial investment) to 6/30/16. Actual expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (62) divided by the number of days in the fiscal year (366).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION
June 30, 2016 (Unaudited)

Approval of Investment Advisory Agreement for Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Global Allocation Portfolio (Adviser – Global Atlantic Investment Advisors, LLC)

At an in-person meeting held on February 9, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an amendment to the existing investment advisory agreement (the “Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (“Global Atlantic Wilshire Growth”) and Global Atlantic Wilshire Dynamic Global Allocation Portfolio (each a “New Fund” and collectively the “New Funds”) . The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees. The Trustees also received an in-person presentation concerning the Advisory Agreement from personnel of the Adviser at the February 9, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory Agreement. Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by the Adviser, as well as the Adviser’s expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Advisory Agreement, the range of services to be provided by the Adviser, and the Adviser’s investment philosophy and process. The Trustees considered that the Adviser, and not Wilshire Associates Inc. (“Wilshire”), would execute portfolio trades and conduct proxy voting activities for the New Funds. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New Funds. The Trustees reviewed the description of the Adviser’s proposed practices for monitoring compliance with the New Funds’ investment limitations and concluded that such practices were adequate. Based on their analysis of the data presented, the Trustees concluded that the nature, extent, and quality of the services expected to be provided by the Adviser under the Advisory Agreement were satisfactory.

Performance. The Trustees recognized that the New Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees considered the Adviser’s prior performance in managing the existing Funds of the Trust. The Trustees also considered that the Adviser would retain Wilshire as sub-adviser to provide services to the respective New Funds’ assets on a day-to-day basis, subject to the Adviser’s oversight. With respect to each New Fund, except Global Atlantic Wilshire Growth, the Trustees reviewed performance of funds for which Wilshire currently provides advisory services or nondiscretionary consulting services to the fund’s adviser. With respect to Global Atlantic Wilshire Growth, the Trustees considered Wilshire’s experience with asset allocation mandates. On the basis of this information and the Trustees’ assessment of the nature, extent, and quality of the services expected to be provided by the Adviser, the Trustees concluded that the Adviser is capable of generating investment performance that is satisfactory in light of the New Funds’ proposed investment objectives.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2016 (Unaudited)

Fees and Expenses. The Trustees considered the New Funds’ proposed advisory fees and total expense ratios as compared to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also considered the “spread” between the proposed advisory and proposed sub-advisory fees at various asset levels for the New Funds. The Trustees noted that the Adviser has agreed to contractually limit each New Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a New Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses proposed to be charged to the New Funds are not unreasonable in light of the services to be provided by the Adviser to the New Funds.

Profitability. The Trustees recognized that the New Funds were not yet in existence and therefore, no actual revenue, cost or profitability data was available for the Trustees to review. However, the Trustees reviewed and considered projected profitability information supplied by the Adviser regarding the Adviser’s estimated costs of providing investment advisory and related services to the New Funds, and the Adviser’s estimated profitability, both overall and with respect to each New Fund. The Trustees also reviewed and considered the level of profits that could be expected to accrue to the Adviser and its affiliates from all services proposed to be provided to the New Funds and all aspects of their proposed relationships with the New Funds. Based on this information, the Trustees concluded that the anticipated profitability levels for the Adviser were not excessive.

Economies of Scale. The Trustees considered information regarding the extent to which the proposed investment advisory fees reflect economies of scale or would permit economies of scale to be realized in the future. The Trustees also considered the Adviser’s expectations for growth of the New Funds. The Trustees noted that although the New Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the New Funds’ proposed advisory fee schedules contain breakpoints to share economies of scale with investors as assets increase. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the New Funds’ investors based on the New Funds’ reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor the New Funds’ growth and consider any additional opportunities to realize benefits from economies of scale for investors in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with the New Funds, including the role of the New Funds in supporting the variable annuity contracts offered by Forethought Life Insurance Company (“FLIC”). The Trustees noted that FLIC would receive 12b-1 fees from the New Funds.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Advisory Agreement for an initial two-year term with respect to the New Funds is in the best interests of the New Funds and their investors. They noted that in considering the Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory Agreement.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2016 (Unaudited)

Approval of Sub-Advisory Agreement for Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio, Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio, Global Atlantic Wilshire Dynamic Growth Allocation Portfolio and Global Atlantic Wilshire Dynamic Global Allocation Portfolio (Sub-Adviser – Wilshire Associates Inc.)

At an in-person meeting held on February 9, 2016, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Global Atlantic Investment Advisors, LLC (the “Adviser”) and Wilshire Associates Inc. (“Wilshire”), on behalf of the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio (“Global Atlantic Wilshire Conservative”), Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio (“Global Atlantic Wilshire Moderate”), Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (“Global Atlantic Wilshire Growth”) and Global Atlantic Wilshire Dynamic Global Allocation Portfolio (“Global Atlantic Wilshire Global”) (each a “New Fund” and collectively the “New Funds”). The Trustees requested, received and reviewed written responses from Wilshire to questions posed to Wilshire by the Adviser, on behalf of the Trustees. The Trustees also received in-person presentation concerning the Sub-Advisory Agreement from personnel of Wilshire at the February 9, 2016 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Sub- Advisory Agreement. Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by Wilshire, as well as Wilshire’s expertise, resources and capabilities. The Trustees considered, among other things, the terms of the Sub-Advisory Agreement, the range of services to be provided by Wilshire, and Wilshire’s investment philosophy and process. The Trustees considered that the Adviser, and not Wilshire, would execute portfolio trades and conduct proxy voting activities for the New Funds. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the New Funds. The Trustees noted the Adviser’s recommendation that Wilshire should be retained. The Trustees concluded that Wilshire’s experience and reputation demonstrate that Wilshire is capable of providing high quality services to the New Funds and that the resources allocated to the New Funds and the nature, extent, and quality of the services expected to be provided by Wilshire to the New Funds were satisfactory.

Performance. The Trustees recognized that the New Funds were not yet in existence and therefore, had no historical performance for the Trustees to review. However, the Trustees reviewed performance of funds for which Wilshire currently provides either advisory services or nondiscretionary consulting services to the fund’s adviser that have similar strategies to those of Global Atlantic Wilshire Conservative, Global Atlantic Wilshire Moderate and Global Atlantic Wilshire Global. The Trustees were not provided with similar comparative performance information for Global Atlantic Wilshire Growth, but considered Wilshire’s expected ability to provide services to the Fund based on Wilshire’s experience with asset allocation mandates. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by Wilshire, the Trustees concluded that Wilshire is capable of providing services to the New Funds in a satisfactory manner in light of the New Funds’ proposed investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the New Funds and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that Wilshire’s proposed sub-advisory fees for the New Funds were not unreasonable in light of the services to be provided by Wilshire.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
June 30, 2016 (Unaudited)

Profitability. The Trustees were not provided with information regarding Wilshire’s anticipated profitability with respect to providing services to the New Funds. The Trustees considered, however, the New Funds’ proposed advisory and sub-advisory fees and total expense ratios relative to their peer groups. Based on this information, the Trustees concluded that Wilshire’s profits with respect to the New Funds would not be unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to Wilshire’s provision of services to the New Funds. The Trustees noted that although the New Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the Funds’ proposed sub-advisory fee schedules contain breakpoints to reflect economies of scale as assets increase. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Wilshire will reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to Wilshire and its affiliates from Wilshire’s proposed relationship with the New Funds. The Trustees noted that Wilshire would not execute trades for the New Funds and thus, would not receive soft dollar benefits in connection with its proposed sub-advisory relationship with any of the New Funds.

Conclusion. Having requested and received such information from the Adviser and Wilshire as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the New Funds and their future investors. They noted that in considering the proposed Sub- Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the Sub-Advisory Agreement.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

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PROXY VOTING

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISOR	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
300 North Meridian Street, Suite 1800	80 Arkay Drive Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISORS
Franklin Advisory Services, LLC
55 Challenger Road, Suite 501
Ridgefield Park, NJ 07660

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Wilshire Associates Incorporated
1299 Ocean Avenue, Suite 700
Santa Monica, CA 90401

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., Principal Executive Officer

Date 08/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., Principal Executive Officer

Date 08/29/2016

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Principal Financial Officer

Date 08/29/2016